UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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ORCHARD THERAPEUTICS PLC

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Orchard Therapeutics plc

108 Cannon Street

London EC4N 6EU

United Kingdom

Registered Company No. 11494381

April 29, 2020

Dear Shareholder:

2020 Annual General Meeting of Orchard Therapeutics plc (the “AGM”)

This letter, the notice of the AGM set out in this document (the “Notice”) and associated materials for the AGM are being sent to you because, as of April 22, 2020 (being the latest practicable date before the circulation of this document), you are registered as a holder of ordinary shares in the register of members of Orchard Therapeutics plc (the “Company”). However, this letter, the Notice and associated materials will also be available to holders of American Depositary Shares (“ADS”) and contain information relevant to holders of ADSs.

Our AGM will take place at 1:30 p.m. London time (8:30 a.m. Eastern Time) on Wednesday, June 17, 2020 at Goodwin Procter (UK) LLP, 100 Cheapside, London EC2V 6DY. The Notice is set out in this document, and it contains the resolutions to be proposed at the AGM (the “Resolutions”).

Impact of COVID-19

On March 23, 2020, the UK Government published compulsory measures (the “Stay at Home Measures”) to address the spread of the coronavirus (COVID-19). The Stay at Home Measures became law in England on March 26, 2020. Among other things, the Stay at Home Measures prohibit public gatherings of more than two people. The Stay at Home Measures are subject to review by the UK Government on a periodic basis, and while they remain in force, the Company and its shareholders are required to comply with these measures in the holding of the AGM.

The only permitted exception for the AGM is for two persons to attend in order to form the quorum so that the AGM can proceed. For the purposes of the AGM, a quorate meeting will be formed by two persons being present and between them holding (or being the proxy or corporative representative of the holders of) at least 33 1⁄3 percent in number of the issued ordinary shares of the Company entitled to vote at the AGM. Should the Stay at Home Measures remain in force, the Company will arrange for the presence of two persons at the AGM and the required social distancing measures will be in place at the AGM venue (the offices of Goodwin Procter (UK) LLP) to ensure the health and safety of those persons.

This means that, as things currently stand, ordinary shareholders are not allowed to attend the AGM in person, and all shareholders should appoint a proxy to ensure that the AGM is quorate and to vote on the proposed resolutions. If the Stay at Home Measures are continuing at the time of the AGM, any ordinary shareholder seeking to attend the AGM in person will be refused entry. We strongly encourage you to vote by proxy as described in the proxy statement so that your vote can be counted.

The situation with respect to COVID-19 is rapidly evolving, and we are actively monitoring the situation as part of our effort to maintain a healthy and safe environment at the AGM. If the arrangements for our AGM need to change materially, we will issue a further communication via a Form 8-K filing with the U.S. Securities and Exchange Commission and on the Investors & Media section of our website at www.orchard-tx.com.

Action to be taken by holders of ordinary shares in the Company

If you are a holder of ADSs, please ignore this section and refer instead to the section below—“Holders of American Depositary Shares”.

If you are a holder of ordinary shares in the Company, please vote on the Resolutions by appointing a proxy. A form of proxy for use at the AGM is enclosed. You are encouraged to appoint the Chairman of the AGM as your proxy. If you appoint any person other than the Chairman of the AGM as your proxy, that person may not be allowed to attend the AGM.

You are advised to complete and return the form of proxy in accordance with the instructions printed on it and so as to arrive at the Company’s registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, England as soon as possible but in any event by no later than 1:30 p.m. London time (8:30 a.m. Eastern Time) on Monday, June 15, 2020.

In order to attend and vote at the AGM as an ordinary shareholder, you must continue to be registered as a holder of ordinary shares in the Company’s register of members as of 6:30 p.m. London time (1:30 p.m. Eastern Time) on Monday, June 15, 2020.

Therefore, if you sell or transfer your ordinary shares in the Company on or prior to June 15, 2020, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact John Ilett, Company Secretary, by telephone at +44 (0) 203 808 8286, to request a new form of proxy for its use.

Should you elect to convert your holding of ordinary shares in the capital of the Company into an interest in the capital of the Company represented by ADSs before the AGM, you will cease to be a holder of ordinary shares in your own name and will not be entitled to vote at the AGM as an ordinary shareholder. You will also not be able to use the enclosed form of proxy. However, you may be able to exercise your vote as a holder of an interest in the capital of the Company represented by American Depositary Shares—please refer to the next section—“Holders of American Depositary Shares”.

Holders of American Depositary Shares

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register maintained by our depositary, Citibank, N.A., by 5:00 p.m. Eastern Time on Wednesday, April 29, 2020 (the record date for ADS holders).

If you hold ADSs through a bank, broker or nominee on April 29, 2020, the AGM documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on Wednesday, June 10, 2020.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. —ADR Shareholder Services by telephone: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, P.O. Box 505050, Louisville, KY 40233-9724.

If at any point you require guidance, please contact John Ilett, Company Secretary, by telephone at +44 (0) 203 808 8286.

Recommendation

You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement. Your Directors consider that each Resolution is in the best interests of the Company and its shareholders as a whole and is likely to promote the success of the Company. Accordingly, your Directors unanimously recommend that you vote in favor of the Resolutions as each of the Directors with personal holdings of equity interests in the Company intends to do in respect of their own beneficial holdings.

Thank you for your ongoing support of Orchard Therapeutics.

Yours sincerely,

/s/ JAMES GERAGHTY
James Geraghty Chairman, Orchard Therapeutics plc

Orchard Therapeutics plc

108 Cannon Street

London EC4N 6EU

United Kingdom

Registered Company No. 11494381

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 17, 2020

NOTICE is hereby given that the Annual General Meeting of Orchard Therapeutics plc, a public limited company incorporated under the laws of England and Wales (referred to herein as the “Company,” “we,” “us” and “our”), will be held on Wednesday, June 17, 2020, at 1:30 p.m. London time (8:30 a.m. Eastern Time), at Goodwin Procter (UK) LLP, 100 Cheapside, London EC2V 6DY, for transaction of the following business:

Ordinary resolutions

1. To re-elect as a director Steven M. Altschuler, who retires by rotation in accordance with the Company’s Articles of Association.

2. To re-elect as a director Marc Dunoyer, who retires by rotation in accordance with the Company’s Articles of Association.

3. To re-elect as a director James Geraghty, who retires by rotation in accordance with the Company’s Articles of Association.

4. To re-appoint PricewaterhouseCoopers LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.

5. To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2020.

6. To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2020.

7. To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2019 and to note that the Company’s directors do not recommend the payment of any dividend for the year ended December 31, 2019.

8. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2019.

9. To indicate, on a non-binding, advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers.

10. To receive and approve the Company’s U.K. statutory directors’ remuneration report for the year ended December 31, 2019, which is set forth as Annex A to the attached proxy statement.

11. To authorize the Board of Directors, generally and unconditionally for the purpose of s551 of the U.K. Companies Act 2006 to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares in the Company (“Rights”) up to a maximum aggregate nominal amount of £13,023,851.50. This authority shall expire (unless previously renewed, varied or revoked) on June 16, 2025, but the Company may at any time before the expiration of this authority make an offer or agreement which would or might require shares to be allotted, or Rights to be granted, pursuant to this authority after its expiration, and the Board of Directors may allot shares or grant Rights in pursuance of that offer or agreement as if the authority conferred by this resolution had not expired.

The authority referred to in this resolution is in substitution for the authority conferred on the Board of Directors under s551 of the U.K. Companies Act 2006 at the Company’s annual general meeting held on June 26, 2019, but the Board of Directors may allot shares or grant Rights pursuant to an offer made or agreement entered into by the Company before the expiry of the authority pursuant to which that offer was made or agreement entered into.

Special resolutions

12. Subject to the passing of Resolution 11, to empower the Board of Directors generally pursuant to s570(1) of the U.K. Companies Act 2006 to allot equity securities (as defined in s560 of the U.K. Companies Act 2006) for cash pursuant to the general authority conferred on them by Resolution 11 as if s561(1) of the U.K. Companies Act 2006 did not apply to that allotment. This power:

(a) shall be limited to the allotment of equity securities up to a maximum aggregate nominal amount of £13,023,851.50;

(b) expires (unless previously renewed, varied or revoked) on June 16, 2025, but the Company may at any time before the expiration of this authority make an offer or agreement which would or might require equity securities to be allotted after that expiry and the Board of Directors may allot equity securities pursuant to any of those offers or agreements as if this power had not expired; and

(c) applies in relation to a sale of shares which is an allotment of equity securities by virtue of s560(3) of the U.K. Companies Act 2006 as if in the first paragraph of this resolution the words “pursuant to the general authority conferred on them by Resolution 11” were omitted.

For the purposes of this resolution, references to the allotment of equity securities shall be interpreted in accordance with s560 of the U.K. Companies Act 2006.

13. To adopt the draft articles of association attached at Annex B to this proxy statement in substitution for and to the exclusion of the Company’s current Articles of Association in order to amend articles 12.3, 51 and 52 of the current Articles of Association relating to quorum requirements for meetings of the Company’s shareholders.

14. To adopt the draft articles of association attached at Annex B to this proxy statement in substitution for and to the exclusion of the Company’s current Articles of Association in order to amend provisions of the current Articles of Association to permit meetings of the Company’s shareholders to be hosted on an electronic platform.

Proposals 1 through 11 will be proposed as ordinary resolutions and under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Proposals 12, 13 and 14 will be proposed as special resolutions. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on the ordinary resolutions in proposals 4, 5, 7, 8, 9 and 10 regarding re-appointment of PricewaterhouseCoopers LLP, a United Kingdom entity, as our U.K. statutory auditors, ratification of the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as our independent registered public accounting firm for the fiscal year ending December 31, 2020, receipt of our U.K. statutory annual accounts and reports for the year ended December 31, 2019, approval of the compensation of our named executive officers for the year ended December 31, 2019, advisory votes on the preferred frequency of future votes on executive compensation and approval of our U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2019 will not require our Board of Directors or any committee thereof to take any action. Our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 4, 5, 7, 8, 9 and 10.

The results of any polls taken on the resolutions at the Annual General Meeting and any other information required by the U.K. Companies Act 2006 will be made available on our website (www.orchard-tx.com) as soon as reasonably practicable following the Annual General Meeting and for the required period thereafter.

BY ORDER OF THE BOARD	Registered Office
/s/ JOHN ILETT	108 Cannon Street London EC4N 6EU, United Kingdom Registered in England and Wales
John Ilett Company Secretary April 29, 2020	No. 11494381

Notes

(a) Only those members registered in the register of members of the Company at 6:30 p.m. London time (1:30 p.m. Eastern Time) on June 15, 2020 will be entitled to attend and vote at the Annual General Meeting (“AGM”) in respect of the number of ordinary shares registered in their name at the time. Changes to entries on the relevant register after that deadline will be disregarded in determining the rights of any person to attend and vote at the AGM. Should the AGM be adjourned to a time not more than 48 hours after the deadline, the same deadline will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purpose of determining the number of votes they may cast) at the adjourned AGM. Should the AGM be adjourned for a longer period, then to be so entitled, members must be entered on the Register at the time which is 48 hours before the time fixed for the adjourned AGM or, if the Company gives notice of the adjourned AGM, at the time specified in the notice.

(b) Any member may appoint a proxy to attend, speak and vote on his/her behalf. A member may appoint more than one proxy in relation to the AGM provided that each proxy is appointed to exercise the rights attached to a different share or shares of the member. A proxy need not be a member, but must attend the meeting in person. Proxy forms should be lodged with the Company’s Registrar (Equiniti Limited) not later than 1:30 p.m. London time (8:30 a.m. Eastern Time) on June 15, 2020. Completion and return of the appropriate proxy form does not prevent a member from attending and voting in person if he/she is entitled to do so and so wishes. The attached proxy statement explains proxy voting and the matters to be voted on in more detail. Please read the proxy statement carefully. For specific information regarding the voting of your ordinary shares, please refer to the proxy statement under the section entitled “Questions and Answers About Voting.”

(c) Any corporation which is a member can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same shares.

(d) In the case of joint holders, the vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

(e) Certificateless Registry for Electronic Share Transfer (“CREST”) members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the AGM and any adjournments of it by using the procedures described in the CREST Manual (available via www.euroclear.com). CREST personal members or other CREST sponsored members, and those CREST members who have appointed voting service providers, should refer to their sponsors or voting service providers, who will be able to take the appropriate action on their behalf.

For a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for those instructions as described in the CREST Manual (available via www.euroclear.com). The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given to the previously appointed proxy, must, to be valid, be transmitted so as to be received by the Company’s agent (ID:RA19) by 1:30 p.m. London time (8:30 a.m. Eastern Time) on June 15, 2020. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Company’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed voting service providers, to procure that its CREST sponsors or voting service providers take) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

(f) As of April 22, 2020 (being the last practicable date before circulation of this Notice), the Company’s issued ordinary share capital consisted of 97,157,553 ordinary shares, carrying one vote each. Therefore, the total voting rights in the Company as of that date are 97,157,553.

(g) Under s527 of the U.K. Companies Act 2006, members meeting the threshold requirement set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with s437 of the U.K. Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with ss527 or 528 of the U.K. Companies Act 2006. Where the Company is required to place a statement on a website under s527 of the U.K. Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the AGM includes any statement that the Company has been required, under s527 of the U.K. Companies Act 2006, to publish on a website.

(h) Except as set out in the notes to this Notice, any communication with the Company in relation to the AGM, including in relation to proxies, should be sent to the Company’s Registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, England. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in this notice or in any related documents to communicate with the Company for any purpose other than those expressly stated.

(i) Copies of the service agreement for our executive director and of the letters of appointment for our non-executive directors will be available for inspection at the registered office of the Company during normal business hours on any week day (public holidays excepted) and at the place of the AGM for one hour before the meeting and at the meeting itself.

(j) Any member attending the meeting has the right to ask questions. The Company must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if: (i) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information; (ii) the answer has already been given on a website in the form of an answer to a question; or (iii) it is undesirable in the interests of the Company or the good order of the meeting that the question be answered.

(k) As a result of restrictions on movement and gatherings introduced by the Health Protection (Coronavirus, Restrictions) (England) Regulations 2020, other than the presence of two persons to be arranged by the Company at the Meeting and notwithstanding the foregoing Notes, members may not be allowed to attend the Meeting in person. Members’ attention is drawn to the letter from the Chairman of the Company dated April 29, 2020.

Page

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING	1

QUESTIONS AND ANSWERS ABOUT VOTING	2

ELECTION OF DIRECTORS	9

PROPOSAL 1—RE-ELECTION OF STEVEN M. ALTSCHULER TO THE BOARD OF DIRECTORS	10

PROPOSAL 2—RE-ELECTION OF MARC DUNOYER TO THE BOARD OF DIRECTORS	11

PROPOSAL 3—RE-ELECTION OF JAMES GERAGHTY TO THE BOARD OF DIRECTORS	12

PROPOSAL 4—RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S U.K. STATUTORY AUDITORS	13

PROPOSAL 5—RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

PROPOSAL 6—AUTHORIZATION OF THE AUDIT COMMITTEE TO DETERMINE THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REMUNERATION	16

PROPOSAL 7—RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS	17

PROPOSAL 8—APPROVAL OF EXECUTIVE COMPENSATION	18

PROPOSAL 9—APPROVAL OF FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION	19

PROPOSAL 10—APPROVAL OF THE COMPANY’S U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION	20

PROPOSAL 11—AUTHORIZATION OF ALLOTMENT OF SHARES	21

PROPOSAL 12—AUTHORIZATION OF DISAPPLICATION OF PRE-EMPTION RIGHTS	22

PROPOSAL 13—ADOPTION OF NEW ARTICLES OF ASSOCIATION TO AMEND ARTICLES 12.3, 51 AND 52 OF THE COMPANY’S CURRENT ARTICLES OF ASSOCIATION RELATING TO QUORUM REQUIREMENTS FOR MEETINGS OF THE COMPANY’S SHAREHOLDERS	23

PROPOSAL 14—ADOPTION OF NEW ARTICLES OF ASSOCIATION TO AMEND PROVISIONS OF THE COMPANY’S CURRENT ARTICLES OF ASSOCIATION TO PERMIT MEETINGS OF THE COMPANY’S SHAREHOLDERS TO BE HOSTED ON AN ELECTRONIC PLATFORM.	25

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	35

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	38

DIRECTOR COMPENSATION	39

EXECUTIVE OFFICERS OF THE COMPANY	42

COMPENSATION DISCUSSION AND ANALYSIS	43

COMPENSATION COMMITTEE REPORT	64

AUDIT COMMITTEE REPORT	65

DELIVERY OF PROXY MATERIALS	67

Page

ADDITIONAL INFORMATION	68

ANNEX A	A-1

ANNEX B	B-1

FORM OF PROXY FOR ORDINARY SHAREHOLDERS	1

Orchard Therapeutics plc

108 Cannon Street

London EC4N 6EU

United Kingdom

Registered Company No. 11494381

PROXY STATEMENT FOR THE 2020 ANNUAL GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON JUNE 17, 2020

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent you this proxy statement and the enclosed form of proxy because the Board of Directors (the “Board” or “Board of Directors”) of Orchard Therapeutics plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at our annual general meeting of shareholders (referred to herein as the “Meeting” or the “AGM”) to be held on Wednesday, June 17, 2020, at 1:30 p.m. London time (8:30 a.m. Eastern Time), at Goodwin Procter (UK) LLP, 100 Cheapside, London EC2V 6DY.

•	This proxy statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•	The form of proxy is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We are mailing the Notice of 2020 AGM, this proxy statement and the form of proxy to our ordinary shareholders of record as of April 22, 2020 (being the latest practicable date before the circulation of this document) for the first time on or about April 29, 2020. In this mailing, we are also including our U.K. statutory annual accounts and reports for the year ended December 31, 2019 (“2019 U.K. Annual Report”) and our annual report on Form 10-K for the year ended December 31, 2019 (“Annual Report on Form 10-K”). In addition, we have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials, the 2019 U.K. Annual Report and the Annual Report on Form 10-K so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

While this document is being sent to our ordinary shareholders of record, this document will also be sent to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 17, 2020

Our Notice of the 2020 AGM, this proxy statement, the Annual Report on Form 10-K, the 2019 U.K. Annual Report and our form of proxy are available in the Investors & Media section of our website at www.orchard-tx.com.

QUESTIONS AND ANSWERS ABOUT VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed form of proxy because you are an ordinary shareholder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. The Company and its shareholders are required to comply with the Stay at Home Measures introduced by the Health Protection (Coronavirus, Restrictions) (England) Regulations 2020, which mean that ordinary shareholders may not be allowed to attend the Meeting in person. However, you do not need to attend the Meeting to vote your shares. Instead, please simply complete, sign and return the enclosed form of proxy. All proxies, however submitted, must be lodged with our registrar, Equiniti Limited, by no later than 1:30 p.m. London time (8:30 a.m. Eastern Time) on Monday, June 15, 2020. CREST members may appoint a proxy by using the CREST electronic proxy appointment service.

You are encouraged to appoint the Chairman of the Meeting as your proxy. If you appoint any person other than the Chairman of the Meeting as your proxy, that person may not be entitled to attend the Meeting.

We intend to mail this proxy statement and the accompanying form of proxy on or about April 29, 2020 to all ordinary shareholders of record entitled to vote at the Meeting.

Materials for ADS holders of record, including this proxy statement, the Annual Report on Form 10-K and an ADS proxy card, will be mailed on or about May 6, 2020 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register by 5:00 p.m. Eastern Time on April 29, 2020 (the record date for ADS holders).

Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at 6:30 p.m. London time (1:30 p.m. Eastern Time) on Monday, June 15, 2020 will be entitled to vote at the Meeting.

As of April 22, 2020 (being the last practicable date before the circulation of this proxy statement) there were 97,157,553 ordinary shares issued and outstanding and entitled to vote.

As a result of restrictions on movement and gatherings introduced by the Health Protection (Coronavirus, Restrictions) (England) Regulations 2020, other than the presence of two persons to be arranged by the Company at the Meeting, ordinary shareholders may not be allowed to attend the Meeting in person.

Whether or not you plan to attend the Meeting, we urge you to fill out and return the enclosed form of proxy to ensure your vote is counted. All proxies, however submitted, must be lodged with our registrar, Equiniti Limited, by no later than 1:30 p.m. London time (8:30 a.m. Eastern Time) on Monday, June 15, 2020. CREST members may appoint a proxy by using the CREST electronic proxy appointment service.

You are encouraged to appoint the Chairman of the Meeting as your proxy. If you appoint any person other than the Chairman of the Meeting as your proxy, that person may not be entitled to attend the Meeting.

If you sell or transfer your ordinary shares in the Company on or prior to June 15, 2020, your form of proxy can no longer be used and if submitted (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact John Ilett, Company Secretary, to request a new form of proxy for its use.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or other agent

If, on April 22, 2020, your ordinary shares were held in an account at a brokerage firm, bank or other similar organization and you are the beneficial owner of shares, these proxy materials should be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker or other agent so that they may submit a proxy.

Holders of American Depositary Shares

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by Citibank, N.A. by 5:00 p.m. Eastern Time on Wednesday, April 29, 2020 (the record date for ADS holders).

If you hold ADSs through a brokerage firm, bank or nominee on April 29, 2020, the materials for ADS holders, including the ADS proxy card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on Wednesday, June 10, 2020.

Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. —ADR Shareholder Services by telephone: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, P.O. Box 505050, Louisville, KY 40233-9724.

If at any point you require guidance, please contact John Ilett, Company Secretary, by telephone at +44 (0) 203 808 8286.

What are the requirements to elect the directors and approve each of the proposals?

You may cast your vote for or against proposals 1 through 14 or abstain from voting your shares on one or more of these proposals.

Proposals 1 through 11 will be proposed as ordinary resolutions. Proposals 12, 13 and 14 will be proposed as special resolutions. Under English law, assuming that a quorum is present, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the Meeting and entitled to vote. On a poll, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The result of the shareholder votes on the ordinary resolutions in proposals 4, 5, 7, 8, 9 and 10 regarding re-appointment of PricewaterhouseCoopers LLP, a United Kingdom entity, as our U.K. statutory auditors, ratification of the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as our auditors for the fiscal year ending December 31, 2020, receipt of our U.K. statutory annual accounts and reports for the year ended December 31, 2019, approval of the compensation of our named executive officers for the year ended December 31, 2019, advisory votes on the preferred frequency of future votes on executive compensation and approval of our U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2019 will not require our Board of Directors or any committee thereof to take any action. Nonetheless, our Board of Directors values the opinions of our shareholders as expressed through such votes and will carefully consider the outcome of the votes on proposals 4, 5, 7, 8, 9 and 10.

What are the voting recommendations of our Board regarding the election of directors and other proposals?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.

Proposal	Description of Proposal	Board’s Recommendation
1	Re-election of Steven M. Altschuler to the Board of Directors	FOR

2	Re-election of Marc Dunoyer to the Board of Directors	FOR

3	Re-election of James Geraghty to the Board of Directors	FOR

4	Re-appointment of PricewaterhouseCoopers LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	FOR

5	Ratification of the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020	FOR

6	Authorization for the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2020	FOR

7	To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2019	FOR

8	Approval of the compensation of the Company’s named executive officers for the year ended December 31, 2019, which is set forth in this proxy statement	FOR

9	Advisory vote on the preferred frequency of future votes on executive compensation	ANNUALLY

10	Approval of the Company’s U.K. statutory directors’ annual report on remuneration for the year ended December 31, 2019, which is set forth in Annex A	FOR

11	Authorization for the Board of Directors to allot shares or to grant rights to subscribe for or convert any security into shares up to a maximum aggregate nominal amount of £13,023,851.50	FOR

12	Empowering the Board of Directors to allot equity securities for cash up to a maximum aggregate nominal amount of £13,023,851.50 pursuant to the authorization in Resolution 11 as if U.K. statutory pre-emption rights did not apply	FOR

13	Adoption of the draft articles of association attached at Annex B to this proxy statement in substitution for and to the exclusion of the Company’s current Articles of Association in order to amend 12.3, 51 and 52 of the current Articles of Association relating to quorum requirements for meetings of the Company’s shareholders.	FOR

14	Adoption of the draft articles of association attached at Annex B to this proxy statement in substitution for and to the exclusion of the Company’s current Articles of Association in order to amend provisions of the current Articles of Association to permit meetings of the Company’s shareholders to be hosted on an electronic platform.	FOR

What constitutes a quorum?

Under our current Articles of Association, a quorum will be present if two shareholders of the Company entitled to vote are present in person or represented by proxy at the Meeting. In addition, we will require a quorum of at least 33 1⁄3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted at the Meeting, consistent with the Nasdaq Stock Market LLC (“Nasdaq”) rules applicable to us as a U.S. domestic registrant. As described in Proposal 13, we are recommending that the quorum requirement in our Articles of Association be amended to comply with such Nasdaq rules.

If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting, but the member represented by that proxy at the Meeting will be counted towards the quorum requirement.

If there is no quorum, the Meeting will stand adjourned to such time, date and place as may be fixed by the chairperson of the Meeting (being not less than 10 days later). Under our current Articles of Association, if a quorum is not present at the adjourned meeting, one person entitled to vote on the business to be transacted, being a member or a proxy for a member or a duly authorized representative of a corporation which is a member, shall be a quorum and any notice of an adjourned meeting shall state this. However, we will require a quorum of at least 33 1⁄3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to vote on the business to be transacted if the Meeting is reconvened, consistent with the Nasdaq rules applicable to us as a U.S. domestic registrant. If such quorum is not present at the adjourned meeting within 15 minutes from the time appointed for holding the meeting, the meeting shall be dissolved. As described in Proposal 13, we are recommending that the quorum requirement in our Articles of Association be amended to comply with such rules.

How do I vote my shares?

If you are an ordinary “shareholder of record,” you may appoint a proxy to vote on your behalf by completing and signing the form of proxy and returning it in the envelope provided.

All proxies must be lodged with our registrar (Equiniti Limited) by no later than 1:30 p.m. London time (8:30 a.m. Eastern Time) on Monday, June 15, 2020.

You are encouraged to appoint the Chairman of the Meeting as your proxy. If you appoint any person other than the Chairman of the Meeting as your proxy, that person may not be entitled to attend the Meeting.

If you properly give instructions as to your proxy appointment by executing and returning a form of proxy and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you should follow directions provided by your broker, bank or other nominee.

How will my shares be voted if I do not specify how they should be voted?

If you sign and send your form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she sees fit or such person may abstain in relation to any business of the Meeting.

Can I change my vote or revoke a proxy?

A registered shareholder can revoke his or her proxy before the time of voting at the Meeting in several ways by:

(1) mailing a revised form of proxy dated later than the prior form of proxy; or

(2) notifying our Company Secretary in writing that you are revoking your proxy. Your revocation must be received at our registered office before the Meeting to be effective.

Ordinarily a shareholder would also be able to revoke his or her proxy by voting in person at the Meeting. However, as a result of restrictions on movement and gatherings introduced by the Health Protection (Coronavirus, Restrictions) (England) Regulations 2020, ordinary shareholders may not be allowed to attend the Meeting in person.

If your ordinary shares are held in an account at a brokerage firm, bank or similar organization, you may change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting. See also “What if I plan to attend the Meeting?”

Who counts the votes?

Equiniti Limited (“Equiniti”) has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can return your executed form of proxy to Equiniti for tabulation (see instructions on the form of proxy). If you hold your ordinary shares through a broker, your broker will return the form of proxy to Equiniti.

If you are a holder of record of ADSs, you can return your executed ADS proxy card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS proxy card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Equiniti for tabulation.

How are votes counted?

Votes will be counted by Equiniti, who will separately count “for” and “against” votes, and “votes withheld” or abstentions.

How many votes do I have?

On a show of hands, each ordinary shareholder of record present in person, and each duly authorized representative present in person of a shareholder that is a corporation, has one vote. On a show of hands, each proxy present in person who has been duly appointed by one or more shareholders has one vote, but a proxy has one vote for and one vote against a resolution if, in certain circumstances, the proxy is instructed by more than one shareholder to vote in different ways on a resolution. On a poll, each shareholder present in person or by proxy or, in the case of a corporation, by a duly authorized representative has one vote for each share held by the shareholder.

What if I plan to attend the Meeting?

In normal circumstances, attendance at the Meeting would be limited to ordinary shareholders of record as of 6:30 p.m. London time (1:30 p.m. Eastern Standard Time) on Wednesday, June 15, 2020. However, as a result of restrictions on movement and gatherings introduced by the Health Protection (Coronavirus, Restrictions) (England) Regulations 2020, other than the presence of two persons to be arranged by the Company at the Meeting, ordinary shareholders may not be allowed to attend the Meeting in person.

The situation with respect to COVID-19 is rapidly evolving, and we are actively monitoring the situation as part of our effort to maintain a healthy and safe environment at the Meeting. If the arrangements for our AGM need to change materially, we will issue a further communication via a Form 8-K filing with the U.S Securities and Exchange Commission and on the Investors & Media section of our website at www.orchard-tx.com.

If it is possible and advisable for ordinary shareholders to attend the Meeting, attendance will be limited to ordinary shareholders of record as of 6:30 p.m. London time (1:30 p.m. Eastern Time) on Monday, June 15, 2020. In order to obtain admittance to the Meeting each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If your ordinary shares are held through brokerage accounts or by a bank or other nominee you may be able to attend at the discretion of the Chairman.

How do you solicit proxies?

We will solicit proxies and will bear the entire cost of this solicitation. The initial solicitation of proxies may be supplemented by additional mail communications and by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other employees for their proxy solicitation efforts. We also reimburse Citibank, N.A. for their expenses in sending materials, including ADS proxy cards, to ADS holders of record.

What do I do if I receive more than one notice or form of proxy?

If you hold your ordinary shares in more than one account, you will receive a form of proxy for each account. To ensure that all of your shares are voted, please sign, date and return all forms of proxy. Please be sure to vote all of your shares.

Will there be any other business conducted at the Meeting?

No. In accordance with our Articles of Association, no matters other than proposals 1 through 14 may be presented at this Meeting. We have not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.

What is Equiniti’s role?

Equiniti is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Equiniti by telephone: 0371-384-2030 or +44 (0) 121-415-7047 (overseas) or by writing to Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, England.

Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A. —ADR Shareholder Services by telephone: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, P.O. Box 505050, Louisville, KY 40233-9724.

How can I find out the results of the voting at the Meeting?

Voting results will be announced by the filing of a current report on Form 8-K with the SEC within four business days after the Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

Directions to Meeting

Directions to our Meeting, which is to be held at Goodwin Procter (UK) LLP, 100 Cheapside, London EC2V 6DY, are available at: www.orchard-tx.com.

ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine members. In accordance with the terms of our Articles of Association, our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are John T. Curnutte, Bobby Gaspar and Alicia Secor and their terms will expire at the annual general meeting to be held in 2022;

•	the Class II directors are Steven M. Altschuler, Marc Dunoyer and James Geraghty, and their terms will expire at the Meeting; and

•	the Class III directors are Joanne T. Beck, Jon Ellis and Charles A. Rowland Jr., and their terms will expire at the annual general meeting to be held in 2021.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual general meeting in the year in which their term expires.

Our Board of Directors has nominated Steven M. Altschuler, James Geraghty and Marc Dunoyer for election as the Class II directors at the Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.

In connection with proposals 1 through 3, we set forth the biographical information for the nominees to our Board of Directors. For biographical information for the other directors see Board of Directors and Corporate Governance.

PROPOSAL 1—RE-ELECTION OF STEVEN M. ALTSCHULER TO THE BOARD OF DIRECTORS

Steven M. Altschuler is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the 2023 annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Dr. Altschuler has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Steven M. Altschuler, M.D. has been a member of our Board of Directors since January 2020. Dr. Altschuler has served as a Managing Director at Ziff Capital Partners since May 2018 and as an academic healthcare consultant working with multiple health systems since October 2017. He previously served as the Executive Vice President of Health Affairs at the University of Miami and Chief Executive Officer of UHealth-University of Miami Health System from January 2016 to October 2017. From April 2000 to November 2015, he was Chief Executive Officer of Children’s Hospital of Philadelphia (“CHOP”) and The Children’s Hospital of Philadelphia Foundation. Prior to serving as the Chief Executive Officer of CHOP, Dr. Altschuler served in many leadership roles at CHOP including: Division Chief of Gastroenterology, Physician-in-Chief, inaugural holder of the Leonard and Madlyn Abramson Endowed Chair in Pediatrics, and Professor and Chair of the Department of Pediatrics at the Perelman School of Medicine at the University of Pennsylvania, where he was a faculty member from 1985 to 2000. Dr. Altschuler previously served on the board of directors for Mead Johnson Nutrition Company from 2009 through 2017, and on the board of directors of Spark Therapeutics, Inc. from March 2013 until its acquisition by Roche Holding AG in December 2019. Dr. Altschuler has served on the boards of directors of WW International, Inc. since 2012 and is currently a member of its audit committee and compensation and benefits committee, Adtalem Global Education Inc. since May 2018 and is a member of its external relations committee and chair of its academic quality committee, and 89bio, Inc. since March 2020 as its chairman. Dr. Altschuler holds a B.A. in mathematics and an M.D., both from Case Western Reserve University. He completed his pediatric internship and residency at Children’s Hospital Medical Center-Boston and fellowship training in gastroenterology and nutrition at CHOP and the University of Pennsylvania School of Medicine. We believe that Dr. Altschuler is qualified to serve on our Board because of his extensive experience in the medical industry, his service on the boards of directors of other life sciences companies and his extensive leadership experience.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF STEVEN M. ALTSCHULER TO THE BOARD OF DIRECTORS

PROPOSAL 2—RE-ELECTION OF MARC DUNOYER TO THE BOARD OF DIRECTORS

Marc Dunoyer is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the 2023 annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Mr. Dunoyer has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

Marc Dunoyer has been a member of our Board of Directors since June 2018. Since November 2013, Mr. Dunoyer has served as the Chief Financial Officer at AstraZeneca plc, a publicly traded pharmaceutical company. At AstraZeneca, Mr. Dunoyer also held the role of Executive Vice President, Global Portfolio & Product Strategy from June 2013 to October 2013. Additionally, Mr. Dunoyer serves on the board of directors of AstraZeneca. Prior to joining AstraZeneca, from February 2010 to March 2013, Mr. Dunoyer served as the Foundational Global Head of the Rare Diseases unit at GlaxoSmithKline plc, a publicly traded pharmaceutical company. At GSK, Mr. Dunoyer also served on the company’s corporate executive team and previously held the position of President for Asia-Pacific and Japan. Mr. Dunoyer has previously held international positions in operations and general management at Hoechst Marion Roussel, a wholly owned subsidiary of Sanofi S.A., a publicly traded pharmaceutical company, and holds an M.B.A. degree from the Hautes Etudes Commerciales and a Bachelor of Law degree from Paris University. We believe Mr. Dunoyer is qualified to serve on our Board because of his executive experience in our industry.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF MARC DUNOYER TO THE BOARD OF DIRECTORS

PROPOSAL 3—RE-ELECTION OF JAMES GERAGHTY TO THE BOARD OF DIRECTORS

James Geraghty is currently a member of our Board of Directors and has been nominated for re-election as a director. If elected, he will hold office from the date of his election until the 2023 annual general meeting of shareholders where he must retire by rotation and offer himself for re-election, or until his earlier death, resignation or removal. Mr. Geraghty has agreed to serve if elected, and we have no reason to believe that he will be unable to serve.

James A. Geraghty has been chairman of our Board of Directors since May 2018. He also serves as chairman of the boards of directors of publicly traded biopharmaceutical companies Idera Pharmaceuticals and Pieris Pharmaceuticals, and as a member of the boards of directors of publicly traded Voyager Therapeutics and Fulcrum Therapeutics. He served as an Entrepreneur in Residence at Third Rock Ventures, a venture capital firm, from May 2013 to October 2016. Prior to that, Mr. Geraghty served as Senior Vice President, North America Strategy and Business Development at Sanofi S.A., a publicly traded pharmaceutical company, from February 2011 to October 2013. Earlier, he held many roles at Genzyme Corporation from 1992 to 2011, most recently as Senior Vice President of International Development. While at Genzyme, his roles included President of Genzyme Europe and General Manager of Genzyme’s cardiovascular business. Mr. Geraghty was formerly chairman of the board of Juniper Pharmaceuticals, Inc. from June 2015 to August 2018, when it was acquired by Catalent. Mr. Geraghty holds a B.A. from Georgetown University, an M.S. from the University of Pennsylvania, and a J.D. from Yale Law School. We believe Mr. Geraghty’s experience as a senior executive and on the boards of other life sciences companies qualifies him to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-ELECTION OF JAMES GERAGHTY TO THE BOARD OF DIRECTORS

PROPOSAL 4—RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, A UNITED KINGDOM ENTITY, AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

At each meeting at which the accounts are laid before shareholders, the Company is required to appoint U.K. statutory auditors to serve until the next such meeting. Proposal 4 seeks your approval of the re-appointment of PricewaterhouseCoopers LLP, a United Kingdom entity (“PwC UK”), to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the re-appointment of PwC UK is approved, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different U.K. statutory auditor at any time it decides that such a change would be in the best interest of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, A UNITED KINGDOM ENTITY, AS U.K. STATUTORY AUDITORS OF THE COMPANY, TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS

PROPOSAL 5—RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, A DELAWARE LIMITED LIABILITY PARTNERSHIP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

Proposal 5 seeks your ratification of the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC USA”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Background to Proposal 5

The Audit Committee is solely responsible for selecting the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Our Audit Committee has selected PwC USA as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and has further directed that we submit the selection of PwC USA for ratification by our shareholders at the Meeting. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the appointment of PwC USA is ratified, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its shareholders.

PwC USA has indicated its willingness to act as the Company’s auditors. A representative of PwC USA is expected to be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our shareholders.

PwC USA commenced auditing our annual financial statements with the fiscal year 2019. When the Company reported as a foreign private issuer, PwC UK served as principal auditor for the Company’s consolidated financial statements as reported on Form 20-F.

Fees for Independent Registered Public Accounting Firm—PwC USA and PwC UK

The table below sets forth a summary of the fees billed to the Company by PwC USA and PwC UK for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018, respectively. All such services and fees were pre-approved by the Audit Committee, which concluded that the provision of such services was compatible with the maintenance of each firm’s independence in the conduct of its auditing functions.

Fees	December 31, 2019 ($)	December 31, 2018 ($)
Audit Fees(1)	1,680	2,970
Audit-related fees	—	—
Tax fees	—	—
All Other Fees(2)	3	50
Total	1,683	3,020

(1)

“Audit Fees” consist of fees billed for the audit of our annual consolidated financial statements, statutory audits, review of interim condensed consolidated financial statements included in quarterly reports, assistance with review of documents filed with the SEC, fees normally provided in connection with registration statements, and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements, attest services.

(2)

“All Other Fees” consist of non-audit fees paid to PwC USA and PwC UK for access to its proprietary accounting research database and financial statement disclosure checklist, and in 2018 fees paid to PwC UK for services in connection with our corporate reorganization.

Change in Independent Registered Public Accounting Firm

On June 26, 2019, the Audit Committee dismissed PwC UK as the Company’s independent registered public accounting firm and separately approved the engagement of PwC USA as the Company’s new independent registered public accounting firm effective immediately. This decision was made by the Audit Committee in connection with the Company’s centralization of its accounting and finance functions to the Company’s Boston, Massachusetts office.

The reports of PwC UK on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through June 26, 2019, there were:

•

no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions to Item 304) between the Company and PwC UK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC UK’s satisfaction would have caused PwC UK to make reference to the subject matter of the disagreement(s) in connection with its report, and

•

no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for: (i) the material weakness in the Company’s internal control over financial reporting related to the recognition and accrual of research and development related expenses and reimbursements, and (ii) the restatement of the Company’s interim condensed consolidated financial statements as of June 30, 2018 and the six month period then ended for an error in accounting for contingent assets and the related material weakness in internal control over financial reporting which has since been remediated, each as disclosed in the Company’s prior filings with the U.S. Securities and Exchange Commission (“SEC”).

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through June 26, 2019, neither the Company nor anyone on the Company’s behalf consulted with PwC USA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

We have furnished the foregoing disclosure to PwC UK and PwC USA.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP, A DELAWARE LIMITED LIABILITY PARTNERSHIP, AS OUR AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

PROPOSAL 6—AUTHORIZATION FOR THE AUDIT COMMITTEE TO DETERMINE THE AUDITORS’ REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

Proposal 6 authorizes the Audit Committee to determine our auditors’ remuneration for the fiscal year ending December 31, 2020. Fees for PwC USA, our independent registered public accounting firm, and PwC UK, our statutory auditor, in respect of the years ended December 31, 2019 and December 31, 2018, are set forth in Proposal 6 above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE OUR AUDITORS’

REMUNERATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

PROPOSAL 7—RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL

ACCOUNTS AND REPORTS

At the Meeting, our Board of Directors will present our U.K. statutory annual accounts and reports for the period January 1, 2019 through December 31, 2019, which includes the audited portion of the directors’ annual report on remuneration. We will provide our shareholders with an opportunity to receive the U.K. statutory annual accounts and reports and to raise questions in relation to them.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE RESOLUTION TO RECEIVE THE COMPANY’S U.K. STATUTORY ANNUAL ACCOUNTS AND REPORTS

PROPOSAL 8—ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) enable our shareholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed under the “Compensation Discussion and Analysis” section, the 2019 Summary Compensation Table and the related compensation tables, notes, and narrative in this proxy statement.

This proposal, known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Our compensation programs are designed to support our business goals and promote our long-term profitable growth. We urge shareholders to read the “Compensation Discussion and Analysis” in this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives. We also encourage you to review the 2019 Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers. The Board and the Compensation Committee believe that the policies and procedures described and explained in the “Compensation Discussion & Analysis” are effective in achieving our goals.

The vote under this Proposal 8 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board of Directors and Compensation Committee values the opinions of our shareholders and will review and consider the voting results when making future decisions regarding our executive compensation program.

Shareholders will be asked at the Meeting to approve the following resolution pursuant to this Proposal 8:

“RESOLVED, that the shareholders of the Company approve, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers,” as disclosed in this proxy statement under the “Compensation Discussion and Analysis” section, the compensation tables and the narrative disclosures that accompany the compensation tables.”

THE BOARD RECOMMENDS YOU VOTE

FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

SET FORTH IN THIS PROXY STATEMENT

PROPOSAL 9—ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, enables our shareholders to indicate, at least once every six years, how frequently we should seek a non-binding vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 9, shareholders may indicate whether they would prefer a non-binding vote on named executive officer compensation once every one, two, or three years.

Our Board believes that it is appropriate to give our shareholders the opportunity to provide regular input on our executive compensation program though an advisory vote. Accordingly, our Board recommends that you vote to hold an advisory vote on executive compensation every year.

We understand that our shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the other related disclosure.”

The option of one year, two years, or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Company, our Compensation Committee, or our Board in any way, we may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the vote frequency approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE

FOR THE PROPOSAL THAT THE ADVISORY VOTE ON COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS OCCUR ANNUALLY

PROPOSAL 10—APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION

Our U.K. statutory directors’ remuneration report is set forth as Annex A to this proxy statement. The directors’ remuneration report includes the annual report on remuneration. This document describes in detail our remuneration policies and procedures and explains how these policies and procedures help to achieve our compensation objectives with regard to our directors and the retention of high-quality directors. Our Board of Directors and the Compensation Committee believe that the policies and procedures as articulated in the directors’ remuneration report are effective and that as a result of these policies and procedures we have and will continue to have high-quality directors. Our Board of Directors has approved and signed the report in accordance with English law.

At the Meeting, the shareholders will vote on the annual report on remuneration. This vote is advisory and non-binding. Although non-binding, our Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our director remuneration program. Following the Meeting, and as required under English law, the directors’ annual report on remuneration will be delivered to the U.K. Registrar of Companies.

THE BOARD RECOMMENDS YOU VOTE

FOR APPROVAL OF OUR U.K. STATUTORY DIRECTORS’ ANNUAL REPORT ON REMUNERATION

SET FORTH IN ANNEX A

BACKGROUND TO PROPOSALS 11 AND 12

Pursuant to the U.K. Companies Act 2006, our Board of Directors may only allot shares or grant rights over shares if authorized to do so by our shareholders. If so authorized, the U.K. Companies Act 2006 requires us, where the allotment is for cash, to offer them in the first instance to our existing shareholders in proportion to their holdings, unless the shareholders have sanctioned the disapplication of their statutory rights of pre-emption in respect of such allotment or grant of rights.

Our Board of Directors anticipates that there may be occasions when they need flexibility to finance business opportunities and growth, or otherwise act in the best interests of the Company, by the issuance of shares or grant of rights over shares without a pre-emptive offer to existing shareholders. To ensure our continued ability to respond to market conditions and address business needs, our Board of Directors considers it appropriate that they be authorized to allot shares up to an aggregate nominal amount of £13,023,851.50 and within this amount be empowered to allot shares or grant rights over shares up to an aggregate nominal amount of £13,023,851.50 on a non-pre-emptive basis. This authority to allot shares and power to allot shares on a non-pre-emptive basis will replace all of the existing authorities and powers granted by our shareholders.

These proposals are fully compliant with U.K. company law, consistent with U.S. capital markets practice and governance standards, and if approved, will keep us on an equal footing with our peer companies who are incorporated in the United States. We are asking you to approve these proposals to allow us to continue to execute on our business and growth strategy in a timely and competitive manner.

The full details of the proposals are set forth below.

PROPOSAL 11—AUTHORIZATION OF ALLOTMENT OF SHARES

Under the U.K. Companies Act 2006, our Board of Directors cannot allot shares in the Company (other than pursuant to an employee share scheme) unless they are authorized to do so by the Company in general meeting. The Board of Directors currently have an existing authority to allot shares in the Company and to grant rights to subscribe for or convert securities into shares in the Company. This authority was granted to the Board of Directors on June 26, 2019 and was in respect of a maximum aggregate nominal amount of £13,023,851.50. This Proposal 11 is an ordinary resolution to seek a new authority, which will replace the existing authority.

Proposal 11 proposes that the Board of Directors are granted authority to allot new shares or to grant rights to subscribe for or to convert any security into shares in the Company up to a maximum aggregate nominal amount of £13,023,851.50. This proposal is consistent with the authorization approved by our shareholders at a general meeting of the Company held June 26, 2019 and includes the same level of limitation as the proposal that was previously approved.

If approved by shareholders, this authority will run for five years and will expire on June 16, 2025.

The Board of Directors have no present intention of exercising this authority, except in relation to the Company’s share incentive schemes, but believe it is in the interests of shareholders for the Board of Directors to have this flexibility to allot shares otherwise than just in relation to the Company’s share incentive schemes should circumstances and their intentions change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF PROPOSAL 11

PROPOSAL 12—DISAPPLICATION OF PRE-EMPTION RIGHTS

Proposal 12 seeks a disapplication of pre-emption rights for cash issues of up to a certain proportion of the Company’s issued ordinary share capital. Our Board of Directors currently has a power to allot shares as if the rights of pre-emption applicable under the U.K. Companies Act did not apply for cash issues. This power was granted to the Directors pursuant to shareholder resolutions passed on June 26, 2019 and was in respect of a maximum aggregate nominal amount of £13,023,851.50.

The Directors have decided to seek a new disapplication of pre-emption rights for cash issues to replace the existing power. Proposal 12 will, if passed, give the Board of Directors power, pursuant to the authority to allot granted by Proposal 11, to allot shares for cash or to grant rights to subscribe for or to convert any security into shares without first offering them to existing shareholders in proportion to their existing holdings up to an aggregate maximum nominal amount of £13,023,851.50.

Proposal 12 will be required to be passed as a special resolution and, if passed, this authority will run for five years and will expire on June 16, 2025.

The Board of Directors have no present intention of exercising this power, except in relation to the Company’s share incentive schemes, but believe it is in the interests of shareholders for the Directors to have this flexibility to allot shares for cash otherwise than just in relation to the Company’s share incentive schemes should circumstances and their intentions change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE APPROVAL OF PROPOSAL 12

PROPOSAL 13—ADOPTION OF NEW ARTICLES OF ASSOCIATION TO AMEND ARTICLES 12.3, 51 AND 52 OF THE COMPANY’S CURRENT ARTICLES OF ASSOCIATION RELATING TO QUORUM REQUIREMENTS FOR MEETINGS OF THE COMPANY’S SHAREHOLDERS

Our shareholders are asked to approve the adoption of new articles of association in order to amend the definition of quorum for purposes of shareholder actions at general meetings and meetings of holders of classes of shares to conform with the listing standards of Nasdaq. Consistent with English law, our current Articles of Association provide that two shareholders present in person or by proxy and entitled to vote on the matter presented shall constitute a quorum at general meetings and class meetings. Nasdaq Listing Rule 5620(c), however, defines a quorum as no less than 33 1⁄3 percent of the outstanding shares of a company’s common voting stock. Until January 1, 2020, we were a foreign private issuer within the meaning of the Exchange Act, and were thus permitted, pursuant to Nasdaq’s listing standards, to follow our home country practice with respect to quorum requirements in lieu of Nasdaq Listing Rule 5620(c). However, since we are no longer a foreign private issuer and therefore no longer subject to this exemption, the definition of quorum in our current Articles of Association should be amended so that it conforms to Nasdaq Listing Rule 5620(c).

Therefore, it is proposed that articles 12.3, 51 and 52 of our current Articles of Association be amended so that the quorum requirements for general meetings and meetings of holders of classes of shares conform with Nasdaq Listing Rule 5620(c) which defines a quorum as no less than 33 1⁄3 percent of the outstanding shares of a company’s common voting stock. Accordingly, Proposal 13 is submitted for a shareholder vote at the Annual General Meeting to adopt new articles of association in order to replace articles 12.3, 51 and 52 of the current Articles of Association with the following new articles (the “Proposed Quorum Amendment”):

12.3 All the provisions in these Articles as to general meetings shall apply, with any necessary modifications, to every class meeting except that the necessary quorum at every such meeting shall be one or more persons present and between them holding at least 33 1⁄3 percent in number of the issued shares of the class (excluding any shares of that class held as treasury shares) provided that where a person is present by proxy or proxies, he is treated as holding only the shares in respect of those proxies which are authorised to exercise voting rights.

51	Quorum at General Meeting

No business shall be transacted at any general meeting unless a quorum is present. If a quorum is not present a chairman of the meeting can still be chosen and this will not be treated as part of the business of the meeting. One or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1⁄3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted shall constitute a quorum.

For the purposes of this Article 51:

(a)

a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting; and

(b)	where a qualifying person is present as proxy of a member in relation to the meeting, he is treated as holding only the shares in respect of which he is authorised to exercise voting rights.

52	Procedure if quorum is not present

If a quorum is not present within 15 minutes (or such longer interval as the chairman in his absolute discretion thinks fit) from the time appointed for holding a general meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members. In any other case, the meeting shall stand adjourned to another day, (not being less than ten clear days after the date of the original meeting), and at such time and place as the chairman (or, in default, the Board) may determine. If at such adjourned meeting a quorum is not present within 15 minutes from the time appointed for holding the meeting, the meeting shall be dissolved.

This description of the Proposed Quorum Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Articles as they are proposed to be adopted included as Annex B to this proxy statement, in which we have shown the proposed amendments colored in red, with deletions indicated by strikeouts and additions indicated by underlining. The approval of this Proposal 13 is not conditioned on the approval of Proposal 14.

Proposal 13 will be required to be passed as a special resolution. If our shareholders approve Proposal 13, the Proposed Quorum Amendment would be implemented in the new articles of association and would become effective from the date on which Proposal 13 is passed by the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ADOPTION OF THE NEW ARTICLES OF ASSOCIATION TO AMEND ARTICLES 12.3, 51 AND 52 OF THE COMPANY’S CURRENT ARTICLES OF ASSOCIATION RELATING TO QUORUM REQUIREMENTS FOR MEETINGS OF THE COMPANY’S SHAREHOLDERS

PROPOSAL 14—ADOPTION OF NEW ARTICLES OF ASSOCIATION TO AMEND PROVISIONS OF THE CURRENT ARTICLES OF ASSOCIATION TO PERMIT MEETINGS OF THE COMPANY’S SHAREHOLDERS TO BE HOSTED ON AN ELECTRONIC PLATFORM

In addition to the Proposed Quorum Amendment, our shareholders are also being asked to approve the adoption of new articles of association in order to permit meetings of the Company’s shareholders to be hosted on an electronic platform with no member required to be in physical attendance at such electronic general meeting. Our current Articles of Association contemplate that meetings be held at a physical location only. The proposed changes would provide the ability for the Company to choose to hold electronic general meetings by means of remote communication in parallel with any physical general meeting. Any such meetings to be held by means of remote communication would afford shareholders the same opportunity and ability to participate as if they were physically attending the meeting, including the ability to ask questions, provide feedback to the company and present shareholder proposals.

Proposal 14 is submitted for a shareholder vote at the Annual General Meeting to adopt new articles of association in order to, among other related changes throughout the current Articles of Association, add the following articles 61 and 62 to the current Articles of Association (collectively, the “Proposed Electronic Platform Amendment”):

61	Electronic General Meetings

61.1

Without prejudice to Article 60, the Board may resolve to enable persons entitled to attend a general meeting hosted on an electronic platform (such meeting being an electronic general meeting) to do so by simultaneous attendance by electronic means with no member necessarily in physical attendance at the electronic general meeting. The members or their proxies present shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the meeting is satisfied that adequate facilities are available throughout the electronic general meeting to ensure that members attending the electronic general meeting who are not present together at the same place may, by electronic means, attend, speak and vote at it.

61.2

If there is a failure of communication equipment, electronic platform, facilities, security or any other failure in the arrangements for participation in the electronic general meeting, the chairman may, without the consent of the meeting, interrupt or adjourn the meeting in accordance with Article 55. Such adjournment will not affect the validity of such meeting, or any business conducted at such meeting up to the point of adjournment, or any action taken pursuant to such meeting.

61.3	Nothing in these Articles prevents a general meeting being held both physically and electronically.

62	Meaning of Participate

62.1

For the purposes of Articles 50, 59 and 60 in relation to physical general meetings, the right of a member to participate in the business of any general meeting shall include without limitation the right to speak, vote on a show of hands, vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

62.2

For the purposes of Articles 50, 59, 61 in relation to electronic general meetings, the right of a member to participate in the business of any general meetings shall include without limitation the right to speak, vote on a poll, be represented by a proxy and have access (including electronic access) to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

This description of the Proposed Electronic Platform Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Articles as they are proposed to be adopted included as

Annex B to this proxy statement, in which we have shown the proposed amendments colored in blue, with deletions indicated by strikeouts and additions indicated by underlining. Other immaterial conforming edits (e.g. updates to section references) are also included on Annex B. The approval of this Proposal 14 is not conditioned on the approval of Proposal 13.

Proposal 14 will be required to be passed as a special resolution. If our shareholders approve Proposal 14, the Proposed Electronic Platform Amendment would be implemented in the new articles of association and would become effective from the date on which Proposal 14 is passed by the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ADOPTION OF THE NEW ARTICLES OF ASSOCIATION TO AMEND PROVISIONS OF THE CURRENT ARTICLES OF ASSOCIATION TO PERMIT MEETINGS OF THE COMPANY’S SHAREHOLDERS TO BE HOSTED ON AN ELECTRONIC PLATFORM

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Directors

Below is a list of our Directors and their positions and ages as of the date of this proxy statement.

Name	Age	Position
James Geraghty	65	Chairman of the Board of Directors
Steven M. Altschuler, M.D.	66	Non-Executive Director
Joanne T. Beck, Ph.D.	59	Non-Executive Director
John T. Curnutte, M.D., Ph.D.	68	Non-Executive Director
Marc Dunoyer	67	Non-Executive Director
Jon Ellis, Ph.D.	53	Non-Executive Director
Bobby Gaspar, M.D., Ph.D.	56	Chief Executive Officer and Director
Charles A. Rowland, Jr.	61	Non-Executive Director
Alicia Secor	57	Non-Executive Director

During the year ended December 31, 2019, there were four full meetings of our Board of Directors. All of our then Directors attended a minimum of 75% of the aggregate of the meetings of the Board of Directors and meetings of the committees of which he or she was a member during 2019. Effective June 26, 2019, Hong Fang Song resigned as a member of the Board of Directors. During her service as a director in 2019, Ms. Song did not attend over 75% of the meetings of the Board of Directors prior to June 26, 2019.

The biographical information for Steven M. Altschuler, James Geraghty and Marc Dunoyer, the nominees to our Board of Directors, is provided in “Proposal 1—Re-Election of Steven M. Altschuler to the Board of Directors,” “Proposal 2—Re-Election of Marc Dunoyer to the Board of Directors” and “Proposal 3—Re-Election of James Geraghty to the Board of Directors,” respectively.

Below is biographical information for those directors who are not standing for re-election at this Meeting and who will remain seated following the Meeting.

Joanne T. Beck, Ph.D. has been a member of our Board of Directors since July 2018. Since December 2019, Dr. Beck has served as the Chief Operating Officer at Boston Pharmaceuticals, Inc. Previously, Dr. Beck served as the Executive Vice President, Pharmaceutical Development & Operations at Celgene from April 2016 to December 2019. Prior to joining Celgene, Dr. Beck was the Senior Vice President, Pharmaceutical Development at Shire from January 2012 to April 2016. From May 2004 to January 2012, Dr. Beck held leadership roles in both pharmaceutical and vascular operations at Abbott, most recently as Head of Global Business Excellence and Strategic Program Management. Earlier in her career she had technical leadership roles at Amgen and Genentech. From January to December 2019, Dr. Beck served on the board of directors of Alliance for Regenerative Medicine, an international multi-stakeholder advocacy organization. Additionally, since February 2019, Dr. Beck has served on the board of directors for Catabasis Pharmaceuticals, Inc., a public pharmaceutical company. Dr. Beck holds a B.A. in chemistry from Lewis and Clark College and a Ph.D. in biochemistry and molecular biology from Oregon Health and Science University. We believe Dr. Beck is qualified to serve on our Board because of her executive experience in our industry.

John T. Curnutte, M.D., Ph.D. has been a member of our Board of Directors since August 2019. Dr. Curnutte previously served as Executive Vice President of Research and Development at Portola Pharmaceuticals, Inc., a publicly traded biotechnology company, from February 2011 to May 2019, as Interim Co-President of Portola from June 2018 to August 2018, and has been engaged by Portola as a consultant since May 2019. Since August 2017, Dr. Curnutte has served as a member of the board of directors of Pliant Therapeutics, Inc., a clinical stage biopharmaceutical company. From February 2015 to June 2016, Dr. Curnutte served as a member of the board of directors of Diadexus, Inc., a medical diagnostics company. Previously, Dr. Curnutte served as an independent consultant from April 2010 to January 2011, and as the Chief Executive Officer of 3-V Biosciences, Inc., a biotechnology company, from May 2008 to March 2010. From September 2000 to May 2008, he served as President of Schering-Plough Biopharma, a biopharmaceutical subsidiary of Schering-Plough Corporation, and Senior Vice President of Discovery Research at Schering Plough Research Institute, a pharmaceutical and healthcare company. From August 1993 to September 2000, Dr. Curnutte held various senior management positions at Genentech, Inc. Dr. Curnutte was an adjunct clinical professor of pediatrics at the Stanford University School of Medicine and a member of the medical staff from 1994 to 2013. Dr. Curnutte holds an A.B. in biochemistry and molecular biology from Harvard University and an M.D. and a Ph.D. in biological chemistry from Harvard Medical School. We believe Dr. Curnutte’s extensive experience as a clinician, researcher, and drug development executive in the biotechnology and pharmaceutical industries qualifies him to serve as a member of our Board of Directors.

Jon Ellis, Ph.D. has been a member of our Board of Directors since July 2018. Since March 2019, Dr. Ellis has served as the Vice President and Head of Technology Business Development for Pharmaceuticals R&D at GlaxoSmithKline plc, a publicly traded pharmaceutical company. At GSK, Dr. Ellis previously held the roles of Vice President & Head of Science & Technology Licensing for Pharmaceuticals R&D, Vice President & Head of Platforms BD & Academic, Vice President & Head of Platforms BD, Vice President & Head of Biopharmaceuticals BD, as well as the Head of Antibody Engineering and Biopharm Licensing. Prior to joining GSK in 2001, Dr. Ellis worked as a group leader at GlaxoWellcome plc, a former publicly traded pharmaceutical company, from November 1995 to January 2001. Prior to joining GlaxoWellcome in 1995, Dr. Ellis was a Senior Molecular Biologist at Wellcome Foundation Ltd, a former publicly traded pharmaceutical company, from November 1993 to November 1995. Prior to joining Wellcome Foundation in 1993, Dr. Ellis was a staff scientist at Quantum Biosystems Ltd from October 1992 to November 1993. Dr. Ellis holds a B.A. and M.A. from Magdalene College, University of Cambridge, a Ph.D. from the University of Cambridge, and an M.B.A. from Henley Management College. We believe Dr. Ellis is qualified to serve on our board because of his extensive experience in our industry.

Bobby Gaspar, M.D., Ph.D. has served as our Chief Executive Officer since March 2020 and as a member of our Board of Directors since February 2016. Prior to serving as our Chief Executive Officer, Dr. Gaspar served as our President of Research, Chief Scientific Officer from January 2020 to March 2020 and as our Chief Scientific Officer since February 2016. Since October 2007, he has been professor of pediatrics and immunology at the UCL Great Ormond Street Institute of Child Health and Honorary Consultant in pediatric immunology at Great Ormond Street Hospital. Dr. Gaspar holds an M.B.B.S. from Kings College London and a Ph.D. from UCL. We believe Dr. Gaspar is qualified to serve on our Board of Directors because of his scientific and industry experience in the field in which we operate.

Charles A. Rowland, Jr. has been a member of our Board of Directors since July 2018. From April 2016 to February 2017, Mr. Rowland served as President and Chief Executive Officer of Aurinia Pharmaceuticals Inc., and as a member of the board of directors of Aurinia from July 2014 to February 2017. Mr. Rowland previously served as Vice President and Chief Financial Officer of ViroPharma Incorporated, an international biopharmaceutical company, from October 2008 until it was acquired by Shire plc, in January 2014. Mr. Rowland previously held positions of increasing responsibility at the following companies: Biovail Pharmaceuticals, Inc., Breakaway Technologies, Inc., Endo Pharmaceuticals Inc., Pharmacia Corporation, Novartis AG, and Bristol-Myers Squibb Co. Mr. Rowland has served as a member of the board of directors and chairman of the audit committee of Generation Bio since July 2018. Since July 2017, he has served as a member of the board of directors and chairman of the compensation committee and member of the audit committee of Viking Therapeutics, Inc. Since January 2015, he has served as a member of the board of directors and audit committee and chairman of the compensation committee of Nabriva Therapeutics, AG, based in Dublin, Ireland. Since March 2015, Mr. Rowland has served as a member of the board of directors and compensation committee and as chairman of the audit committee of Blueprint Medicines Corporation, a publicly traded biopharmaceutical company. Mr. Rowland served as a member of the board of directors and audit committee of Idenix

Pharmaceuticals, Inc., a biopharmaceutical company, from June 2013, until it was acquired by Merck & Co., Inc. in August 2014. Mr. Rowland served as a member of the board of directors and chairman of the audit committee of Vitae Pharmaceuticals, Inc., from September 2014 until it was acquired by Allergan Inc., in September 2016. Mr. Rowland served as a member of the board of directors and chairman of the audit committee of BIND Therapeutics, Inc., from May 2014 to July 2016. Mr. Rowland holds a B.S. in accounting from Saint Joseph’s University and an M.B.A. with a finance concentration from Rutgers University. We believe that Mr. Rowland’s extensive professional experience as a chief financial executive in the biotechnology and pharmaceutical industries and his experience serving as a director of various publicly traded biotechnology companies qualifies him to serve as a member of our Board of Directors.

Alicia Secor has been a member of our Board of Directors since November 2018. Ms. Secor currently serves as President, Chief Executive Officer and a member of the board of directors of Atalanta Therapeutics, Inc. Previously, from August 2016 until its sale to Catalent in August 2018, Ms. Secor served as President and Chief Executive Officer at Juniper Pharmaceuticals, Inc., a diversified public healthcare company. Prior to her role at Juniper, Ms. Secor held several leadership positions in the life sciences industry, including Chief Commercial Officer at Zafgen Inc. from January 2014 to July 2016, Senior Vice President and Chief Operating Officer at Synageva BioPharma Corp, and roles of increasing responsibility at Genzyme, including serving as Vice President and General Manager of the metabolic disease division. Ms. Secor is also a member of the board of directors at GW Pharmaceuticals, plc. and a board member of the Foundation for Prader-Willi Research. She received her B.S. in health administration from the University of New Hampshire and an M.B.A. from Northeastern University. We believe Ms. Secor is qualified to serve on our board because of her experience serving as an officer and director of various publicly traded biotechnology companies.

CORPORATE GOVERNANCE

Structure of our Board of Directors

The leadership structure of our Board of Directors separates the positions of Chief Executive Officer and Chairman of the Board in order to ensure independent leadership of the Board. Our Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities, with our Chief Executive Officer focused on leading the Company while the Chairman can focus on leading the Board in overseeing management, and for a sharing of ideas between individuals having different perspectives.

Independence of our Board of Directors

Our Board of Directors has determined that all of our directors, other than Bobby Gaspar, our Chief Executive Officer, qualify as “independent” directors in accordance with the independence requirements under the applicable Nasdaq rules as well as applicable rules promulgated by the SEC. Dr. Gaspar is not considered independent because he is an employee of the Company.

Our Board of Directors has made a subjective determination as to each independent director that no relationships exist that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board of Directors are comprised entirely of directors determined by the Board of Directors to be independent.

Board Oversight of Risk Management

Our management is primarily responsible for assessing and managing risk, while our Board of Directors is responsible for overseeing management’s execution of its responsibilities. Our Board of Directors is supported by its committees in fulfillment of this responsibility. For example, our Audit Committee focuses on our overall financial risk by evaluating our internal controls and disclosure policies as well as ensuring the integrity of our financial statements and periodic reports. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee strives to create incentives that encourage an appropriate level of risk-taking consistent with our business strategy. Finally, our Nominating and Corporate Governance Committee ensures that our governance policies and procedures are appropriate in light of the risks we face.

COMMITTEES OF OUR BOARD OF DIRECTORS

Our Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee. The charters for each of these committees can be found on our website at www.orchard-tx.com. Each such committee reviews its respective charter at least annually.

Name	Audit	Compensation	Nominating and Corporate Governance	Science and Technology
Steven M. Altschuler, M.D.				X
Joanne T. Beck, Ph.D.		X		X
John T. Curnutte, M.D., Ph.D.			X	Chair
Marc Dunoyer	X		X
Jon Ellis, Ph.D.	X			X
James Geraghty			Chair
Charles A. Rowland, Jr.	Chair	Chair
Alicia Secor		X	X

Audit Committee

Our Audit Committee is currently composed of Mr. Dunoyer, Dr. Ellis and Mr. Rowland, with Mr. Rowland serving as chairman of the committee. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable Nasdaq rules. Our Board of Directors has determined that Mr. Rowland is an “audit committee financial expert” within the meaning of SEC regulations and the applicable Nasdaq rules. The Audit Committee held five meetings during 2019. The Audit Committee’s responsibilities include:

•	recommending the appointment of the independent registered public accounting firm to the general meeting of shareholders;

•	the appointment, compensation, retention and oversight of any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit services;

•	pre-approving the audit services and non-audit services to be provided by our independent auditor before the auditor is engaged to render such services;

•	evaluating the independent auditor’s qualifications, performance and independence, and presenting its conclusions to the full Board of Directors on at least an annual basis;

•	reviewing the adequacy of our internal controls with management and any remediation plan associated with any significant control deficiencies or material weaknesses;

•	reviewing and discussing with management and our independent registered public accounting firm our financial statements and our financial reporting process; and

•	reviewing, approving or ratifying any related party transactions.

Compensation Committee

Our Compensation Committee is currently composed of Dr. Beck, Mr. Rowland and Ms. Secor, with Mr. Rowland serving as chairman of the committee. Our Board of Directors has determined that each member of the Compensation Committee is “independent” as defined under the applicable Nasdaq rules. The Compensation Committee held seven meetings during 2019. The Compensation Committee’s responsibilities include:

•	identifying, reviewing and proposing policies relevant to the compensation and benefits of our directors and executive officers;

•	evaluating each executive officer’s performance in light of such policies and reporting to the board; and

•	overseeing and administering our employee share option scheme or equity incentive plans in operation from time to time.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of our Compensation Committee or the compensation committee of any entity that has one or more executive officers serving on our Board of Directors.

Our Board of Directors has delegated to the Compensation Committee the authority to determine the compensation for our executive officers. Non-executive director compensation is recommended by our Compensation Committee to the Board of Directors for approval. Our Chief Executive Officer may participate in general discussions with our Compensation Committee and Board of Directors about these compensation matters but he does not participate in discussions during which his individual compensation is being considered and approved.

In 2019, the Compensation Committee retained the services of Radford, which is part of the Rewards Solutions practice at Aon plc, and independent compensation consultant, to assist the Compensation Committee with respect to compensation actions in 2019 with the goal of ensuring that our compensation arrangements for our Chief Executive Officer, our other senior executive officers and our non-executive directors were competitive. Radford provided data from comparable publicly traded biopharmaceutical companies and otherwise assisted the Compensation Committee in its design of competitive compensation for our Chief Executive Officer, senior executives and non-executive directors. The Compensation Committee expects to continue to use compensation consultants to assist the Compensation Committee in determining competitive levels of executive and non-executive compensation and specific design elements of our executive compensation program and non-executive directors’ compensation program. The Compensation Committee continued to retain Radford through 2019 and 2020 in order to ensure that our compensation arrangements are competitive for 2020. After review and consultation with Radford, the Compensation Committee determined that Radford is independent and that there is no conflict of interest resulting from retaining Radford in 2019 or in 2020. In reaching these conclusions, our Compensation Committee considered the factors set forth in the SEC rules and the applicable Nasdaq rules.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Dr. Curnutte, Mr. Dunoyer, Mr. Geraghty and Ms. Secor, with Mr. Geraghty serving as chairman of the committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable Nasdaq rules. The Nominating and Corporate Governance Committee held three meetings during 2019. The Nominating and Corporate Governance Committee’s responsibilities include:

•	drawing up selection criteria and appointment procedures for directors;

•	recommending nominees for election to our Board of Directors and its corresponding committees;

•	assessing the functioning of individual members of our Board of Directors and executive officers and reporting the results of such assessment to the Board of Directors; and

•	developing corporate governance guidelines.

The Nominating and Corporate Governance Committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the Nominating and Corporate Governance Committee will review candidates recommended by shareholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any shareholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Additional Information—Shareholder Proposals for 2021 Annual General Meeting.”

Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our shareholders each year in the class of directors whose term expires at the relevant annual general meeting. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Director Nomination Process

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, including through the use of search firms or other advisors, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board.

Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our shareholders each year in the class of directors whose term expires at the relevant annual general meeting.

The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:

•	The nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing.

•	The nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition.

•	The nominee shall be well regarded in the community and shall have a long-term reputation for the high ethical and moral standards.

•	The nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve.

•	To the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our shareholders through consideration of a number of facts and circumstances, including among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors.

Shareholder Recommendations and Nominees

Our Nominating and Corporate Governance Committee considers both recommendations and nominations for candidates to the Board from shareholders so long as such recommendations and nominations comply with our Articles of Association and applicable laws, including the rules and regulations of the SEC. Shareholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to our Company Secretary at the address below, or the Company’s registered office address from time to time, and providing evidence of the shareholder’s ownership of our ordinary shares and/or ADSs, the nominee’s name, home and business address, as well as the nominee’s detailed biographical data and qualifications for board membership, and information regarding any arrangements or understandings between the shareholder and the recommended candidate.

Following verification of the shareholder status of the person submitting the recommendation, all properly submitted recommendations will be promptly brought to the attention of the Nominating and Corporate Governance Committee. Shareholders who desire to nominate persons directly for election to the Board at an annual general meeting of shareholders must meet the deadlines and other requirements set forth under “Additional Information—Shareholder Proposals for 2021 Annual General Meeting.” Any vacancies on the Board of Directors occurring between our annual general meetings of shareholders may be filled by persons selected by a majority of the directors then in office, in which case any director so elected will serve until the next annual general meeting of shareholders when such director will offer himself/herself for re-election, or by persons elected by an ordinary resolution of the shareholders of the Company.

You may write to the Nominating and Corporate Governance Committee at:

c/o John Ilett

Company Secretary

Orchard Therapeutics plc

108 Cannon Street

London EC4N 6EU

United Kingdom

Science and Technology Committee

Our Science and Technology Committee is composed of Dr. Altschuler, Dr. Beck, Dr. Curnutte and Dr. Ellis, with Dr. Curnutte serving as chairman of the committee. Our Board of Directors has determined that each member of the Science and Technology Committee is “independent” as defined under the applicable Nasdaq rules. The Science and Technology Committee held one meeting during 2019. The Science and Technology Committee’s responsibilities include:

•	Reviewing, evaluating, and advising the Board of Directors and management regarding our long-term strategic goals and objectives;

•	Regularly reviewing our research and development pipeline;

•	Reviewing, evaluating, and advising the Board of Directors on the quality and direction of our research and development programs;

•	Monitoring and evaluating trends in research and development, and recommending to the Board of Directors and management emerging technologies for building our technological strength;

•	Recommending approaches to acquiring and maintaining technology positions and advising the Board of Directors and management on the scientific aspects of business development transactions;

•	Assisting the Board of Directors with its oversight responsibility for enterprise risk management in areas affecting our research and development; and

•	Reviewing such other topics as delegated to the Science and Technology Committee from time to time by the Board of Directors.

Director Attendance at Annual General Meeting of Shareholders

Directors are expected to try to attend our annual general meeting of shareholders to the extent practicable.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers, employees and certain designated agents. The Code of Business Conduct and Ethics is available on our website at www.orchard-tx.com. We expect that any amendments to this code or any waivers of its requirements will be disclosed on our website.

Shareholder Communication with the Board of Directors

Any interested party with concerns about our Company may report such concerns to the Board of Directors or the chairman of our Board of Directors and Nominating and Corporate Governance Committee. Communications may be addressed to the entire Board or to any individual director. All such communications will initially be received and processed by our Company Secretary. Spam, junk mail, advertisements and threatening, hostile, illegal and similar unsuitable communications will not be delivered to the Board. Shareholders can contact members of the Board Directors by writing care of our Company Secretary at the Company’s registered office address.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is +1 866-254-3199.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and related footnotes set forth information with respect to the beneficial ownership of our ordinary shares, as of April 10, 2020, by:

•	each beneficial owner of more than 5% of our ordinary shares

•	each of our named executive officers and directors;

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. In computing the number of ordinary shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 10, 2020 are considered outstanding. These ordinary shares, however, are not included in the computation of the percentage ownership of any other person. Applicable percentage ownership is based on 97,154,565 ordinary shares outstanding as of April 10, 2020.

Unless otherwise indicated, the address for each of the shareholders listed in the table below is c/o Orchard Therapeutics plc, 108 Cannon Street, London EC4N 6EU United Kingdom.

	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Greater than 5% Shareholders
Glaxo Group Limited(1)	12,445,252	12.8%
Entities affiliated with F-Prime(2)	12,244,590	12.6%
Entities affiliated with RA Capital Management(3)	10,364,658	10.7%
Entities affiliated with Deerfield Management Company(4)	8,862,247	9.1%
T. Rowe Price Associates, Inc.(5)	5,469,458	5.6%
Named Executive Officers and Directors
Mark Rothera(6)	2,269,502	2.3%
Frank Thomas(7)	391,742	*
Bobby Gaspar, M.D., Ph.D.(8)	1,063,572	1.1%
James A. Geraghty(9)	266,206	*
Steven M. Altschuler, M.D.(10)	5,555	*
Joanne T. Beck, Ph.D.(11)	62,514	*
John T. Curnutte, M.D., Ph.D.(12)	12,500	*
Marc Dunoyer(13)	90,399	*
Jon Ellis, Ph.D.	—	—
Charles A. Rowland, Jr.(14)	65,514	*
Alicia Secor(15)	24,875	*
All Executive Officers and Directors as a Group (10 persons)(16)	4,252,379	4.2%

*	Represents beneficial ownership of less than one percent.
(1)

Based solely on a Form 3 filed with the SEC by GlaxoSmithKline plc on January 2, 2020, consists of 12,445,252 of our ordinary shares. The board of directors of Glaxo Group Limited may be deemed to share voting and investment authority over the shares held by Glaxo Group Limited. The address of Glaxo Group Limited is 980 Great West Road, Brentford, Middlesex, London TW8 9GS, UK.

(2)

Based solely on a Form 4 filed with the SEC by FMR LLC on January 6, 2020, consists of (i) 6,122,295 of our ordinary shares held of record by F-Prime Capital Partners Healthcare Fund IV LP; and (ii) 6,122,295 of our ordinary shares held of record by F-Prime Capital Partners Healthcare Fund IV-A LP. F-Prime Capital

Partners Healthcare Advisors Fund IV LP is the general partner of F-Prime Capital Partners Healthcare Fund IV LP. F-Prime Capital Partners Healthcare Advisors Fund IV-A LP is the general partner of F-Prime Capital Partners Healthcare Fund IV-A LP. Each of F-Prime Capital Partners Healthcare Advisors Fund IV LP and F-Prime Capital Partners Healthcare Advisors Fund IV-A LP is solely managed by Impresa Management LLC, the managing member of its general partner and investment manager. Impresa Management LLC is owned, directly or indirectly, by various shareholders and employees of FMR LLC, including certain members of the Johnson family. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of these entities is 245 Summer Street, Boston, MA 02210.
(3)

Based solely on a Schedule 13G/A filed jointly filed with the SEC on April 9, 2020 by RA Capital Management, L.P., Peter Kolchinsky and Rajeev Shah, reflecting information as of March 31, 2020, consists of (i) 9,237,401 of our ADSs held by RA Capital Healthcare Fund, L.P. (the “Fund”) and (ii) 1,127,257 shares held in a separately managed account (the “Account”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and the Account and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of our ADSs held by the Fund and the Account. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the securities listed above. Because the Fund has divested voting and investment power over the reported securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Exchange Act and therefore disclaim any obligation to report ownership of the reported securities under Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any of our ADSs beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of the securities listed above other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act, and the filing of such statement shall not be deemed an admission that either RA Capital, Dr. Kolchinsky, or Mr. Shah is the beneficial owner of such securities for any other purpose. The address of RA Capital Management, LLC is 20 Park Plaza, Suite 1200, Boston, MA 02116.

(4)

Based solely on a Schedule 13G/A filed jointly with the SEC on February 13, 2020 by Deerfield Mgmt, L.P., Deerfield Mgmt III, L.P.; Deerfield Mgmt IV, L.P.; Deerfield Management Company, L.P.; Deerfield Special Situations Fund, L.P.; Deerfield Partners, L.P.; Deerfield Private Design Fund III, L.P.; Deerfield Private Design Fund IV, L.P.; and James E. Flynn reflecting information as of December 31, 2019, consists of (i) 403,397 of our ADSs held by Deerfield Special Situations Fund, L.P.; (ii) 3,474,708 of our ADSs held by Deerfield Private Design Fund III, L.P.; (iii) 3,474,708 of our ordinary shares and ADSs held by Deerfield Private Design Fund IV, L.P.; and (iv) 1,509,434 of our ADSs held by Deerfield Partners, L.P. Deerfield Mgmt, L.P. is the general partner of Deerfield Special Situations Fund, L.P and Deerfield Partners, L.P. Deerfield Mgmt III, L.P. is the general partner of Deerfield Private Design Fund III, L.P. Deerfield Mgmt IV, L.P. is the general partner of Deerfield Private Design Fund IV, L.P. (collectively with Deerfield Special Situations Fund, L.P. and Deerfield Private Design Fund III, L.P., the “Deerfield Funds”). Deerfield Management Company, L.P. is the investment advisor of each of the Deerfield Funds. Mr. James E. Flynn is the sole member of the general partner of each of Deerfield Mgmt, L.P., Deerfield Mgmt III, L.P., Deerfield Mgmt. IV, L.P. and Deerfield Management Company, L.P. Deerfield Mgmt, L.P. may be deemed to beneficially own the shares held by Deerfield Special Situations Fund, L.P. and Deerfield Partners, L.P. Deerfield Mgmt III, L.P. may be deemed to beneficially own the shares held by Deerfield

Private Design III, L.P. Deerfield Mgmt IV, L.P. may be deemed to beneficially own the shares held by Deerfield Private Design Fund IV, L.P. Each of Deerfield Management Company, L.P. and Mr. James E. Flynn may be deemed to beneficially own the securities held by the Deerfield Funds. The address of the Deerfield Funds is 780 Third Avenue, 37th Floor, New York, NY 10017.
(5)

Based solely on a Schedule 13G filed with the SEC on February 14, 2020 by T. Rowe Price Associates, Inc., reflecting information as of December 31, 2019, T. Rowe Price Associates, Inc. had sole voting power with respect to 885,121 of our ADSs or ordinary shares and sole dispositive power with respect to 5,469,458 shares. T. Rowe reports its address as 100 E. Pratt Street, Baltimore, Maryland 21202.

(6)

Consists of (i) 93,796 of our ordinary shares and ADSs, (ii) 10,000 of our ordinary shares and ADSs held by Rothera Family Trust U/A dated 9/24/15 and (iii) 2,165,706 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020. Mr. Rothera’s spouse is the beneficiary and trustee of the Rothera Family Trust U/A dated 9/24/15, and Mr. Rothera may be deemed to have voting and investment power of the shares held by Rothera Family Trust U/A dated 9/24/15.

(7)	Consists of (i) 15,120 of our ordinary shares and ADSs and (ii) 376,622 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(8)

Consists of (i) 348,189 of our ordinary shares, (ii) 2,000 of our ordinary shares held by Dr. Gaspar’s child, (iii) 2,000 of our ordinary shares held by another of Dr. Gaspar’s children and (iv) 711,383 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020. Dr. Gaspar may be deemed to have voting and investment power of shares held by his children.

(9)	Consists of (i) 44,391 of our ordinary shares and ADSs and (ii) 221,815 ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(10)	Consists of 5,555 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(11)	Consists of (i) 9,294 of our ordinary shares and ADSs and (ii) 53,220 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(12)	Consists of 12,500 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(13)	Consists of (i) 37,179 of our ordinary shares and ADSs and (ii) 53,220 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(14)	Consists of (i) 12,294 of our ordinary shares and ADSs and (ii) 53,220 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(15)	Consists of 24,875 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.
(16)	Includes an aggregate of 3,678,116 of our ordinary shares issuable upon exercise of options within 60 days of April 10, 2020.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Other than the compensation arrangements described below under the sections “Director Compensation” and “Compensation Discussion and Analysis” and the transactions described below, in the period from January 1, 2019 through the date of this proxy statement, we were not a party to any transactions between us and certain “related persons”, which are generally considered to be our executive officers, directors, director nominees or 5% shareholders, or their immediate family members.

Investment and Shareholders’ Agreement

We are party to an investment and shareholders’ agreement with certain of our shareholders, pursuant to which certain of our shareholders, including certain holders with beneficial ownership of five percent or more of our ordinary shares, have the right to demand that we file a registration statement for their ordinary shares or request that their ordinary shares be covered by a registration statement that we are otherwise filing.

Indemnification agreements

We have entered into a deed of indemnity with each of our directors and executive officers. These agreements and our Articles of Association require us to indemnify our directors and executive officers to the fullest extent permitted by law. We also maintain appropriate directors’ and officers’ liability insurance (including ensuring that premiums are properly paid) for their benefit for so long as any claims may lawfully be brought against them.

Related Person Transactions Policy

We have adopted a written related person transactions policy that such transactions must be approved by our Audit Committee. Pursuant to this policy, the Audit Committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the related person has a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of any class of our voting securities, and their immediate family members.

DIRECTOR COMPENSATION

Under our Directors’ Remuneration Policy, the Board has the discretion to pay our Non-Executive Directors for their Board and committee service in the form of cash fees or share options or a mixture of cash fees and share options. Our compensation arrangements for Non-Executive Directors during 2019, as set forth in our Non-Employee Director Compensation Policy, comprised an award of a fixed number of share options plus cash payment. The table below shows the compensation paid to our Non-Executive Directors during the year ended December 31, 2019. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of our Non-Executive Directors in 2019.

Neither Dr. Gaspar, our Chief Executive Officer, nor Mr. Rothera, our former President and Chief Executive Officer, received any compensation for his service as a member of our Board of Directors in 2019. Each of Dr. Gaspar’s and Mr. Rothera’s compensation for service as an employee for fiscal year 2019 is presented in “Compensation Discussion and Analysis—Summary Compensation Table.”

Name	Fees Earned or Paid In Cash ($)	Option Awards ($)(1)	Total ($)
Joanne Beck, Ph.D.(2)	$41,333	$287,042	$328,375
Marc Dunoyer (3)	$46,500	$287,042	$333,542
Hong Fang Song(4)	—	—	—
Jon Ellis(5)	—	—	—
Jim Geraghty(6)	$83,000	$287,042	$370,042
Charles Rowland, Jr.(7)	$60,000	$287,042	$347,042
Alicia Secor(8)	$42,615	$287,042	$329,657
John Curnutte, Ph.D.(9)	$15,667	$449,120	$464,787

(1)

The amounts reported represent the aggregate grant date fair value of the option awards granted during 2019 as computed in accordance with FASB ASC 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value are set forth in the notes to our consolidated financial statements included in Note 10 of our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2020. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors.

(2)	As of December 31, 2019, Dr. Beck held unexercised options to purchase 115,030 ordinary shares.
(3)	As of December 31, 2019, Mr. Dunoyer held unexercised options to purchase 115,030 ordinary shares.
(4)	Ms. Song resigned from our Board of Directors effective June 26, 2019. She did not hold any unvested shares or unexercised options as of December 31, 2019.
(5)

In October 2018, we entered into a director nomination agreement with Glaxo Group Limited, or GSK, pursuant to which we agreed to nominate and appoint to our Board of Directors a designee of GSK, initially Dr. Ellis, during the period commencing upon our IPO until such time as we obtain marketing approval and commercially launch OTL-200 for metachromatic leukodystrophy (“MLD”). Dr. Ellis does not receive cash or equity compensation from us for his service on our Board of Directors.

(6)	As of December 31, 2019, Mr. Geraghty held unexercised options to purchase 355,120 ordinary shares.
(7)	As of December 31, 2019, Mr. Rowland held unexercised options to purchase 115,030 ordinary shares.
(8)	As of December 31, 2019, Ms. Secor held unexercised options to purchase 85,000 ordinary shares.
(9)	Dr. Curnutte was appointed to our Board of Directors in August 2019. As of December 31, 2019, Dr. Curnutte held unexercised options to purchase 50,000 ordinary shares.

We also reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board of Directors or any committee thereof.

On June 26, 2019, all Non-Executive Directors were granted an annual award of share options, with the exception of John T. Curnutte, who was awarded share options on joining the Board of Directors effective

August 30, 2019, Steven Altschuler, who was awarded share options on joining the Board of Directors effective February 3, 2020, Jon Ellis, who was not awarded any share options, and Hong Fang Song, who was not awarded any share options and who resigned from the Board of Directors effective June 26, 2019.

All options are granted with an exercise price that is no lower than the fair market value of an ordinary share on the date prior to the date of grant and are granted under the Orchard Therapeutics plc 2018 Share Option and Incentive Plan.

Non-Employee Director Compensation Policy

Our Board of Directors adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. In early 2020, upon recommendation and review performed by Radford of non-employee director compensation in comparison to our industry peer group, we increased the annual cash compensation to be paid to our Non-Executive Directors for service in 2020. The following table describes the annual cash compensation applicable to each role performed by Non-Executive Directors for the fiscal year ended December 31, 2019, and the changes to annual cash compensation applicable to each role effective January 1, 2020.

	2019 Cash Compensation	2020 Cash Compensation
Board of Directors	$35,000	$45,000
Chairman (additional retainer)	$40,000	$40,000
Audit Committee Chair (additional retainer)	$15,000	$18,000
Compensation Committee Chair (additional retainer)	$10,000	$15,000
Nominating and Corporate Governance Committee Chair (additional retainer)	$8,000	$10,000
Science and Technology Committee Chair (additional retainer)	$8,000	$10,000
Audit Committee member/non-Chair (additional retainer)	$7,500	$9,000
Compensation Committee member/non-Chair (additional retainer)	$5,000	$7,500
Nominating and Corporate Governance Committee member/non-Chair (additional retainer)	$4,000	$5,000
Science and Technology Committee member/non-Chair (additional retainer)	$4,000	$5,000

All cash payments are payable monthly in arrears for any month in which such individual served as a director (with prorated payments for service during a portion of any such month). Non-Executive Directors are also entitled to receive reimbursement of reasonable travel and other expenses incurred in connection with attending meetings of the Board and reimbursement of up to $2,500 for tax preparation assistance if Board service requires a director to file a tax return in a jurisdiction that the director otherwise would not have been required to file.

In addition, each non-employee director will be granted an initial, one-time equity award of 50,000 share options upon his or her election to the Board of Directors, which vests in equal monthly installments over a three year period, subject to the director’s continued service through such vesting date(s). On the date of each annual general meeting of shareholders of the Company, each continuing non-employee director, other than a director receiving an initial award, will receive an annual equity award of 35,000 share options, which will vest in full upon the earlier to occur of the first anniversary of the date of grant or the date of our next annual general meeting of shareholders, subject to continued service as a director through such vesting date.

Deeds of Indemnification

We do not have any third-party indemnification provisions in place for the benefit of one or more of our directors. However, we agree to use all reasonable endeavors to provide and maintain appropriate directors’ and officers’ liability insurance (including ensuring that premiums are properly paid) for their benefit for so long as any claims may lawfully be brought against them.

Non-Executive Director Appointment Letters

We have entered into letters of appointment with each of our Non-Executive Directors. These letters set forth the main terms on which each of our Non-Executive Directors serve on our Board of Directors. Continued appointment under the letter is contingent on continued satisfactory performance as a member of the Board of Directors and as a member of a committee, if applicable, as well as being re-elected at the annual general meetings in accordance with our Articles of Association. The appointment may be terminated by the Company or the Non-Executive Director with not less than three months’ prior written notice. Upon termination, the Non-Executive Director is only entitled to a pro-rata amount of the annual fee (if applicable) that is outstanding and payable up to the date of termination, and reimbursement in the normal way of any expenses properly incurred before that date.

EXECUTIVE OFFICERS OF THE COMPANY

Below is a list of our executive officers and their positions and ages as of the date of this proxy statement. There are no family relationships between any of our executive officers, and there is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Name	Age	Position
Bobby Gaspar, M.D., Ph.D.	56	Chief Executive Officer
Frank Thomas	50	President and Chief Operating Officer

Bobby Gaspar, M.D., Ph.D. For biographical information regarding Dr. Gaspar, please refer to “Board of Directors and Corporate Governance”.

Frank E. Thomas has served as our President and Chief Operating Officer since March 2020. He previously served as our Chief Financial Officer and Chief Operating Officer from January 2020 to March 2020 and as our Chief Financial Officer and Chief Business Officer from January 2018 through December 2019. Prior to Orchard, Mr. Thomas served as President and Chief Operating Officer of AMAG Pharmaceuticals, Inc., a publicly traded, specialty pharmaceutical company, from April 2015 to April 2017, as AMAG’s Executive Vice President and Chief Operating Officer from May 2012 through April 2015 and as Executive Vice President, Chief Financial Officer and Treasurer from August 2011 through May 2012. Prior to AMAG, he served as Senior Vice President, Chief Operating Officer and Chief Financial Officer for Molecular Biometrics, Inc., a commercial stage medical diagnostics company, from October 2008 to July 2011. Prior to Molecular Biometrics, Mr. Thomas spent four years at Critical Therapeutics, Inc., a public biopharmaceutical company, from April 2004 to March 2008, where he was promoted to President in June 2006 and Chief Executive Officer in December 2006 from the position of Senior Vice President and Chief Financial Officer. He also served on the board of directors of Critical Therapeutics from 2006 to 2008. Prior to 2004, Mr. Thomas served as the Chief Financial Officer and Vice President of Finance and Investor Relations at Esperion Therapeutics, Inc., a public biopharmaceutical company. Since June 2014, Mr. Thomas has served on the board of directors of Zafgen, Inc., a publicly traded biopharmaceutical company. Since July 2017, Mr. Thomas has served on the board of directors of Spero Therapeutics, Inc., a publicly traded, development-stage biotechnology company. Mr. Thomas was a member of the board of directors of the Massachusetts Biotechnology Council from 2007 to 2015. Mr. Thomas holds a B.B.A. from the University of Michigan, Ann Arbor.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program and the 2019 compensation for our named executive officers (“NEOs”). This CD&A should be read with the compensation tables and related disclosures for our NEOs.

Our NEOs for 2019* were as follows:

•	Bobby Gaspar, our Chief Executive Officer (former President of Research and Chief Scientific Officer);

•	Frank Thomas, our President and Chief Operating Officer (former Chief Financial Officer and Chief Operating Officer); and

•	Mark Rothera, our former President and Chief Executive Officer.

*

Effective March 2020, Mr. Rothera stepped down as our President and Chief Executive Officer, Dr. Gaspar was promoted to our Chief Executive Officer and Mr. Thomas was promoted to our President and Chief Operating Officer.

This CD&A describes the material elements of our executive compensation program during 2019. It also provides an overview of our executive compensation philosophy and objectives. Finally, it discusses how the Compensation Committee of our Board of Directors (our “Compensation Committee”) arrived at the specific compensation decisions for our executive officers, including our NEOs, for 2019, including the key factors that our Compensation Committee considered in determining their compensation.

Executive Summary

Business Overview

We are a commercial-stage, fully-integrated biopharmaceutical company dedicated to transforming the lives of patients with serious and life-threatening rare diseases through ex vivo autologous hematopoietic stem cell (“HSC”), based gene therapies. Our gene therapy approach seeks to transform a patient’s own, or autologous, HSCs into a gene-modified drug product to treat the patient’s disease through a single administration. We achieve this outcome by utilizing a viral vector to introduce a functional copy of a missing or faulty gene into the patient’s autologous HSCs through an ex vivo process, resulting in a drug product that can then be administered to the patient at the bedside.

We completed our initial public offering (“IPO”) in November 2018. From that time through December 31, 2019, we were a “foreign private issuer” within the meaning of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended. Effective January 1, 2020, we determined that we no longer meet those designations and are instead subject to the reporting and other requirements applicable to U.S. domestic issuers and “large accelerated filers” as defined in Rule 12b-2 of the Exchange Act. As a U.S. domestic issuer and large accelerated filer, we have increased U.S. disclosure obligations regarding executive compensation and are required to file for the first time a proxy statement pursuant to Section 14(a) of Exchange Act, including this CD&A, and hold for the first time a non-binding advisory vote on executive compensation.

Corporate Performance Highlights

Our executive compensation program seeks to incentivize and reward strong corporate performance. Highlights of our 2019 corporate performance are set forth below.

Clinical and Regulatory

•

MLD European MAA submission: The Marketing Authorization Application (“MAA”) for OTL-200 for the treatment of metachromatic leukodystrophy (“MLD”) was filed and accepted for review by the European Medicines Agency (“EMA”) in November 2019, ahead of previous guidance.

•

Cryopreserved gene therapy formulations: Similar engraftment profiles were observed between the cryopreserved and fresh formulations of OTL-200 for MLD and OTL-101 for the treatment of adenosine deaminase severe combined immunodeficiency (“ADA-SCID”), which represents an important achievement toward the potential approvals of these investigational gene therapies and a key step toward global patient availability.

•

WAS registrational data set: The registrational trial for OTL-103 for the treatment of Wiskott-Aldrich syndrome (“WAS”) met its key primary and secondary endpoints (n=8 at three years), including the elimination of severe bleeding episodes and a significant reduction in the frequency of severe infections.

•

MPS-I global license: The Company signed an exclusive license with Fondazione Telethon and Ospedale San Raffaele in Milan, Italy, for a clinical-stage HSC gene therapy program—OTL-203, a treatment for mucopolysaccharidosis type I (“MPS-I”) that has shown promising early data in an ongoing proof-of-concept clinical trial.

Corporate Financings

•	Credit facility: In May 2019, we secured a five-year senior credit facility for up to $75 million with MidCap Financial.

•

Follow-on public offering: In June 2019, we completed a follow-on public offering for net proceeds of approximately $130 million, after deducting underwriting discounts and commission and offering expenses paid by us.

Overview of Executive Compensation Program

Executive Compensation Philosophy

Our executive compensation program is guided by our overarching philosophy of paying for performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary goals:

•	Develop and maintain a compensation framework anchored in the competitive market to ensure pay is managed fairly and efficiently;

•	Provide competitive compensation that enables us to attract and retain top performing talent who contribute to the company’s long-term success; and

Through linkage between pay and performance, motivate employees to focus on the achievement of annual and long-term performance goals and to drive superior performance.

Executive Compensation Program Design

Our executive compensation program is designed to be reasonable and competitive, and balance our goal of attracting, motivating, rewarding and retaining top-performing senior executives with our goal of aligning their interests with those of our shareholders. The Compensation Committee annually evaluates our executive compensation program to ensure that it is consistent with our short-term and long-term goals and market competitive practices.

Our executive compensation program consists of a mix of compensation elements that balance achievement of our short-term goals with our long-term performance. We provide short-term incentive compensation opportunities in the form of annual cash bonuses, which focus on our achievement of annual goals. We also provide long-term incentive compensation opportunities in the form of equity awards, which have historically primarily been in the form of share options and which focus executive attention on our long-term performance. We believe that share options provide a strong reward for growth in the market price of our shares because their entire value depends on future share price appreciation. At the end of 2018, we introduced performance-based restricted share units (“PSUs”) by granting an award to Mr. Rothera. We granted PSUs with the same terms and conditions to our other NEOs in January 2019 in connection with our regular grant cycle. These awards were granted to further incentivize our executive team towards meeting longer-term performance milestones and in consideration of completing our IPO in 2018.

Our executive compensation program is also designed to incorporate sound practices for compensation governance. Below we summarize such practices.

What We Do:

✓	Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.

✓

Retain an Independent Compensation Advisor. The Compensation Committee engages its own compensation advisor to provide information and analysis related to annual executive compensation decisions, including the 2019 executive compensation decisions, and other advice on executive compensation independent of management.

✓

Review Executive Compensation Annually. The Compensation Committee annually reviews our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes.

✓

Design Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our executive officers’ compensation is “at risk” based on our corporate performance, as well as equity-based, to align the interests of our executive officers and shareholders.

✓

Use a Pay-for-Performance Philosophy. The majority of our executive officers’ compensation is directly linked to corporate performance and includes a significant long-term equity component, thereby making a substantial portion of each executive officer’s total compensation dependent upon our share price.

What We Don’t Do:

✗

No Executive Retirement Plans. We do not offer pension arrangements or retirement plans or arrangements to our executive officers that are different from or in addition to those offered to our other employees.

✗	Limited Perquisites. We provide limited perquisites and other personal benefits to our executive officers.

✗	No Special Health and Welfare Benefits. Our executive officers participate in our health and welfare benefits programs on the same basis as our other employees.

✗	No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any change-in-control or severance payments or benefits.

“Say-on-Pay” Vote on Executive Compensation

In prior years, we were both a “foreign private issuer” and an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended; therefore, we were not required to hold a non-binding, advisory vote on the compensation of our NEOs (a “Say-on-Pay” vote). At this AGM, we will hold our first Say-on-Pay vote. Our Board of Directors and Compensation Committee will consider the result of the Say-on-Pay vote, and the related “Say-on-Frequency” vote, as well as feedback received throughout the year, when making compensation decisions for our executive officers in the future because we value the opinions of our shareholders.

Governance of Executive Compensation Program

Role of the Compensation Committee and the Board of Directors

Our Compensation Committee, which is comprised entirely of independent directors, is responsible for discharging our Board of Directors’ responsibilities relating to compensation of our directors and executives, overseeing our overall compensation structure, policies and programs, and reviewing our processes and procedures for the consideration and determination of director and executive compensation. The primary objective of the Compensation Committee is to develop and implement compensation policies and plans to attract and retain key management personnel, motivate management to achieve our corporate goals and strategies, and align the interests of management with the long-term interests of our shareholders. Our Compensation Committee has the authority to retain, at our expense, one or more third-party compensation consultants to assist the Compensation Committee in performing its responsibilities. At the beginning of the year, the Compensation Committee reviews and approves the primary elements of compensation—base salary increases, cash bonus targets, and annual equity awards—for our NEOs, as authorized by the Board of Directors pursuant to the Compensation Committee charter. In addition, the Compensation Committee may deem it advisable to review and approve subsequent compensation opportunities for our executive officers, including our NEOs.

Compensation-Setting Factors

When reviewing and approving the amount of each compensation element and the target total compensation opportunity for our executive officers, the Compensation Committee considers the following factors:

•	the Company’s performance during the year, based on business and corporate goals and priorities established by the Chief Executive Officer (“CEO”) and the Board of Directors;

•	each executive officer’s skills, experience and qualifications relative to other similarly-situated executives at the companies in our compensation peer group;

•	the scope of each executive officer’s role compared to other similarly-situated executives at the companies in our compensation peer group;

•

the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her department and work as part of a team, all of which reflect our values;

•	compensation parity among our executive officers;

•	the dilutive impact of equity awards;

•	our retention goals;

•	the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation in a ranking of peer company compensation levels; and

•	the recommendations provided by the CEO with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decisions for each of our executive officers, including our NEOs. The Compensation Committee and the Board of Directors, as applicable, do not assign relative weights or rankings to these factors, and do not consider any single factor as determinative in the compensation of our executive officers. Rather, the Compensation Committee and the Board of Directors, as applicable, rely on their own knowledge and judgment in assessing these factors and making compensation decisions. Our CEO does not make recommendations to our Compensation Committee or participate in the Compensation Committee’s deliberations concerning his own compensation. In addition, the short-term incentive opportunities for our CEO are aligned solely with corporate performance, reflecting the unique role of the CEO.

Role of Management

In discharging its responsibilities, the Compensation Committee works with management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters.

In addition, at the beginning of each year, our CEO reviews the performance of our other executive officers, including our other NEOs, based on our achievement of our corporate goals and each executive officer’s overall performance during that year. The Compensation Committee solicits and reviews our CEO’s recommendations for base salary increases, annual cash bonuses, annual equity awards and any other compensation opportunities for our other executive officers, including our other NEOs, and considers our CEO’s recommendations in determining such compensation.

Role of Compensation Consultant

The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program. For 2019, the Compensation Committee engaged Radford as its compensation consultant to advise on executive compensation matters including:

•	review and analysis of the compensation for our executive officers, including our NEOs;

•	research, development and review of our compensation peer group; and

•	support on other compensation matters as requested throughout the year.

Radford reports directly to the Compensation Committee and to the Compensation Committee chairman. Radford also coordinates with our management for data collection and job matching for our executive officers.

Role of Market Data

For purposes of comparing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of public biotechnology companies that are similar to us in terms of market capitalization, stage of development and number of employees. Although we are organized and have operations in the United Kingdom, we primarily design our compensation programs to align with compensation practices of peers in the United States as our most senior executives reside in the United States. The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to our peer group if necessary, taking into account changes in both our business and our peer companies’ businesses. The Compensation Committee also uses market data—from our compensation peer group and from the Radford Global Life Sciences Compensation survey—as one factor in evaluating whether the compensation for our executive officers is competitive in the market. The Compensation Committee and the Board of Directors, as applicable, also rely on their own knowledge and judgment in evaluating market data and making compensation decisions.

To determine the composition of the peer group for 2019, the Compensation Committee considered the following criteria:

•	publicly-traded companies headquartered in the United States, with a preference towards companies with a recent IPO (i.e., within the past 3 years);

•	companies in the biotechnology sector, with preference towards gene/cell therapy and rare diseases;

•	similar market capitalization—within a range of approximately 0.33x to approximately 3.0x our then-current market capitalization;

•	the stage of development of each company’s development candidates; and

•	similar headcount—within a range of approximately 0.33x to approximately 3.0x our estimated year end headcount.

This analysis led to the selection of the following peer group which was used to make the relevant compensation assessments for 2019 for purposes of establishing 2019 annual base salary, target bonus and equity awards for our NEOs.

2019 Compensation Peer Group

Abeona Therapeutics Acceleron Pharma Adaptimmune Therapeutics Akcea Therapeutics Amicus Therapeutics Audentes Therapeutics AVROBIO	Blueprint Medicines CRISPR Therapeutics Insmed Magenta Therapeutics MyoKardia PTC Therapeutics REGENXBIO	Retrophin Rhythm Pharmaceuticals Rocket Pharmaceuticals Sangamo Therapeutics Solid Biosciences Spark Therapeutics Voyager Therapeutics

Primary Elements of Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	short-term incentive compensation in the form of annual cash bonuses; and

•	long-term incentive compensation in the form of annual equity awards.

Our executive officers, including our NEOs, are also eligible to participate in our standard employee benefit plans, such as our health and welfare benefits plans, our 2018 Employee Share Purchase Plan, and our U.K. defined contribution plan or our 401(k) plan on the same basis as our other employees. In addition, as described below, our executive officers, including our NEOs, are entitled to certain change-in-control severance payments and benefits pursuant to their employment agreements, described herein.

Base Salary

We pay base salaries to our executive officers, including our NEOs, as the fixed portion of their compensation to provide them with a reasonable degree of financial certainty, and to attract and retain top-performing individuals. At the time of hire, base salaries are determined for our executive officers, including our NEOs, based on the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above. Typically, at the beginning of each year, the Compensation Committee reviews base salaries for our executive officers, including our NEOs, based on such factors to determine if an increase is appropriate. In addition, base salaries may be adjusted in the event of a promotion or significant change in responsibilities.

2019 Annual Base Salary

In November 2018, upon completion of our IPO, the Compensation Committee implemented market-based salary adjustments to reflect our status as a newly-public company. Effective as of January 1, 2019, the annual base salaries were increased to provide an across-the-board merit adjustment of approximately 3%, and for Dr. Gaspar, a percentage increase reflecting his change from 80% status to that of a full-time employee as reflected below.

NEO	2018 Post- IPO Annual Base Salary	2019 Annual Base Salary	Percentage Increase
Mark Rothera	$513,000	$527,440	2.8%
Frank Thomas	$418,000	$430,090	2.9%
Bobby Gaspar	$317,500	$344,348	8.5%

The actual base salaries paid to our NEOs in 2019 are set forth in the “Summary Compensation Table” below.

Short-Term Incentive Compensation

Annual Cash Bonuses

We provide short-term incentive compensation opportunities to our executive officers, including our NEOs, in the form of annual cash bonuses to reward short-term achievements and milestones towards our long-term goals. We focus on our overall corporate performance to determine the cash incentives of our CEO. Our other NEOs’ cash incentives are assessed on both our overall corporate performance and on their individual contributions.

Performance Goals

At the beginning of each year, the Compensation Committee discusses with the CEO the annual corporate performance objectives that are intended to be the most significant drivers of our short-term and long-term success.

At the beginning of the following year, the Compensation Committee assesses the results of the corporate goals, reviews management’s self-assessment, evaluates specific achievements that advanced the prior year’s corporate objectives, and determines our overall success in the prior year. Our CEO evaluates the other executive officers’, including the other NEOs’, achievement of their prior year’s individual performance. The Compensation Committee considers our CEO’s recommendations, and independently reviews and approves the total percentage achievement level for each of the other executive officers, including our other NEOs.

Target Annual Bonuses

At the time of hire, the target annual bonus is determined for each of our executive officers, including our NEOs, and at the beginning of each year, the Compensation Committee reviews and determines whether to change the target annual bonus for each such individual. The Compensation Committee considers the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above, with an emphasis on market data from our compensation peer group for comparable positions. Target annual bonuses represent a specific percentage of annual base salary.

2019 Annual Cash Bonuses

The 2019 corporate goals and achievements are set forth below. The Compensation Committee determines the range of our corporate performance from a threshold of 50% to a maximum of 150%. No bonus is paid to any executive officer unless 50% of the corporate goals are achieved.

Corporate Goals and Achievements

•

Advance lead three clinical programs to regulatory filing: enable a filing with the U.S. Food and Drug Administration (“FDA”) in 2020 for OTL-101 for the treatment of ADA-SCID, enable a filing with the EMA in 2020 for OTL-200 for the treatment of MLD, and enable filings with each of the EMA and FDA in 2021 for OTL-103 for the treatment of WAS – Our key achievements in 2019 for our lead three programs included filing an MAA with the EMA for OTL-200 ahead of schedule, releasing key data sets with respect to OTL-101, OTL-200 and OTL-103, and initiating a clinical trial for OTL-103 in which patients were treated using a cryopreserved formulation.

•

Build a world-leading pipeline, advancing early stage programs into and through the clinic – We made several advancements to our pipeline, including in-licensing OTL-203 for the treatment of MPS-I, reporting data from clinical proof-of-concept trials for multiple of our product candidates and having a clinical trial application accepted for another product candidate.

•

Build a world-leading chemistry, manufacturing, and controls (“CMC”) platform, including manufacturing facility design and implementation of processes for improved transduction efficiency – We completed the conceptual design of an in-house manufacturing facility in Fremont, California and initiated implementation of select transduction enhancers for certain of our clinical programs.

•

Fund Company growth and operations through mid-2021 – We entered into a credit facility in May 2019 and closed a follow-on public offering in June 2019, which extended our cash runway into the second half of 2021.

During a series of meetings in December 2019 and January 2020, the Compensation Committee evaluated our achievement of the 2019 corporate objectives and each NEO’s individual performance. Based on our 2019 results, the Compensation Committee determined that we had not only achieved each of our performance goals at target but had also achieved certain stretch goals, in particular, filing the MAA with the EMA for OTL-200 ahead of schedule. Based on this assessment, the Compensation Committee determined that our corporate performance was 140% of target.

The table below sets forth the 2019 annual base salaries, target annual cash bonuses, relative weighting of corporate and individual performance, and the 2019 annual cash bonuses earned by our NEOs.

NEO	2019 Annual Base Salary	Target Annual Cash Bonus (% of Annual Base Salary)	Corporate Performance Weight (%)	Corporate Performance Achievement (%)	Individual Performance Weight (%)	Individual Performance Achievement (%)	2019 Annual Cash Bonus
Mark Rothera	$527,440	50%	100%	140%	0%	—	$369,208
Frank Thomas	$430,090	40%	70%	140%	30%	155%	$250,000
Bobby Gaspar	$344,308	35%	70%	140%	30%	155%	$175,125

Mr. Thomas and Dr. Gaspar’s individual achievement was 155%, yielding a total payout to each of them at 145% of target. Their 2019 individual performance was exceptional because of their strong cross-functional leadership and the role this played in delivering exceptional overall corporate performance.

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as an important element of our executive compensation program. The value of equity awards is directly related to share price appreciation over time, which incentivizes our executive officers to achieve long-term corporate goals and create long-term value for our shareholders. Equity awards also help us attract and retain top-performing executive officers in a competitive market.

At the time of hire, equity awards are granted to our executive officers, including our NEOs, based on the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above. Typically, at the beginning of each year, the Compensation Committee determines the size and relative weighting of the annual equity awards for our executive officers, including our NEOs, it deems reasonable and appropriate based on such factors. The size and relative weighting is the same for each of our executive officers, including our NEOs, who are at the same level. In addition, the Compensation Committee may deem it advisable to grant subsequent equity awards to our executive officers, including our NEOs, and may adjust their equity awards in the event of a promotion or significant change in responsibilities.

2019 Annual Equity Awards

In January 2019, the Compensation Committee considered the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above, particularly market data from the companies in our compensation peer group, and approved the 2019 annual equity awards for our NEOs below. The PSUs were granted to further incentivize our executive team towards meeting longer-term performance milestones and in consideration of completing our IPO in 2018. The table below sets forth the option and PSU awards approved in January 2019:

NEO	Share Options	PSUs
Mark Rothera	415,000	0	(1)
Frank Thomas	100,000	32,000
Bobby Gaspar	50,000	18,750

(1)	Mr. Rothera was granted his PSU award of 219,922 units in November 2018.

The options vest, and become exercisable, over a four-year period on a monthly basis commencing upon the one-month anniversary of the vesting commencement date of January 16, 2019. The PSUs were granted to Mr. Thomas and Dr. Gaspar to align with the PSUs granted to Mr. Rothera in November 2018. The PSUs granted to all three NEOs have a three-year performance period of January 1, 2019 to December 31, 2021 and vest as to 1/3 of the award on each of the first three to occur of the following milestones: (i) regulatory approval of OTL-101 for the treatment of ADA-SCID by either the FDA or the EMA, (ii) regulatory approval of OTL-200 for the treatment of metachromatic leukodystrophy by either the FDA or the EMA, (iii) submission of an MAA with EMA or a biologics licensing application with the FDA for OTL-103 for the treatment of WAS and (iv) the date as of which the daily volume weighted average price for the Company’s ADSs on The Nasdaq Global Select Market equals or exceeds $29.19 for 40 trading days in any 60-day consecutive trading day period.

The equity awards granted to our NEOs in 2019 are set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal Year 2019” table below.

2019 Promotions

In December 2019, the Compensation Committee approved the promotion of Mr. Thomas to Chief Operating Officer and Chief Financial Officer, and Dr. Gaspar to President of Research and Chief Scientific Officer. In connection with these promotions, the Compensation Committee engaged Radford to gather market data for compensation of similar positions. Based upon this data, our Compensation Committee approved increases in target total annual cash compensation consisting of base salary and target bonus as follows, effective January 1, 2020:

NEO	2019 Annual Base Salary		2020 Annual Base Salary	2019 Target Bonus (% of Annual Base Salary)	2020 Target Bonus (% of Annual Base Salary)
Mr. Thomas	$430,000		$470,000	40%	40%
Dr. Gaspar	£262,500	*	£338,500	35%	40%

*	Dr. Gaspar’s salary in 2019 was pro-rated for 4 days per week.

In addition, Dr. Gaspar received a one-time grant of 195,000 PSUs, effective April 1, 2020. If Dr. Gaspar remains continuously employed with the Company through January 2, 2024, this PSU award will vest on January 2, 2024 as to 1/3 of the award for each of the first three to occur of four milestones that are achieved by the Company on or before December 31, 2023. The milestones relate to achievement of specific clinical and regulatory milestones.

2020 Promotions

On March 18, 2020, Dr. Gaspar was promoted to Chief Executive Officer and Mr. Thomas was promoted to President and Chief Operating Officer. In connection with the promotions of Dr. Gaspar and Mr. Thomas, (i) Dr. Gaspar’s annual base salary was increased to £440,000, his target annual bonus opportunity was increased to 60% of his base salary, and he was granted an option to purchase 300,000 of the Company’s ordinary shares, effective April 1, 2020 and (ii) Mr. Thomas’s target annual bonus opportunity was increased to 45% of his base salary, and he was granted an option to purchase 150,000 of the Company’s ordinary shares, effective April 1, 2020. Each of the foregoing options will vest in equal monthly installments over four years commencing on the grant.

Employment Arrangements with our NEOs

Employment Agreements

We have employment agreements with each of our NEOs. These agreements set forth the individual’s base salary, bonus compensation, principles for equity compensation and other employee benefits as described above, as well as providing the NEO with the opportunity to receive certain post-employment payments and benefits in the case of certain involuntary terminations of employment or resignations for good reason. The agreements also prohibit our NEOs from engaging directly or indirectly in competition with us, recruiting or soliciting our employees, diverting our customers to a competitor, or disclosing our confidential information or business practices. After completion of our IPO, the Compensation Committee reviewed the employment agreements with our executive officers, including our NEOs, with a focus on public market practices and severance arrangements in the event of involuntary termination not in connection with a change in control and involuntary termination or good reason termination in connection with a change in control, and determined to revise the terms of employment agreements with our executive officers in line with prevailing U.S. market practice for our CEO and CFO and considering both U.S. market and U.K. market practice for Dr. Gaspar.

Post-Employment Compensation

Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave the Company under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

Our Compensation Committee and the Board of Directors do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. It does believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

For more information on the service and employment agreements with our NEOs and post-employment compensation arrangements, see the discussion under the headings “Employment, Change in Control and Severance Arrangements with Named Executive Officers” and “Potential Payments upon Termination or Change in Control” later in this proxy statement.

Other Compensation Policies and Practices

Equity Award Grant Policy

We have adopted an Equity Award Grant Policy that sets forth the process and timing for us to follow when we grant equity awards to our employees, including our executive officers, pursuant to any of our equity compensation plans. Pursuant to the policy, all grants of equity awards must be approved in advance by our Board of Directors, the Compensation Committee or, subject to the delegation requirements in the policy, our CEO. The equity award granting authority delegated to our CEO applies only to employees below the vice president level.

Generally, equity awards are granted on the following regularly scheduled basis as set forth in the policy:

•

Equity awards granted in connection with the hiring of a new employee are generally effective on the first trading day of the next calendar month following the later of (i) the date of approval, (ii) the employee’s first day of employment or (iii) such later date as specified in such approval.

•

Equity awards granted in connection with the promotion of an existing employee are effective on the date of approval by our Board of Directors or the Compensation Committee, as applicable, or such later date as specified in such approval. Our Board of Directors and the Compensation Committee retain the discretion to grant equity awards at other times to the extent appropriate in light of the circumstances of such awards.

•

Annual equity awards granted to existing employees (other than in connection with a promotion) will generally be granted effective on the date of approval by our Board of Directors or the Compensation Committee, as applicable, or such later date as specified in such approval.

In addition, the policy sets forth the way our equity awards will be priced. The exercise price of all options will be at least equal to the closing market price of an ADS, each of which currently represents one ordinary share, on The Nasdaq Global Select Market on the effective date of grant.

Policy Prohibiting Hedging and Pledging

Our Insider Trading Policy prohibits our executive officers, the non-employee members of our Board of Directors and certain designated employees who in the course of the performance of their duties have access to material, nonpublic information regarding the Company from engaging in the following transactions:

•	selling any of our securities that they do not own at the time of the sale (a “short sale”);

•

buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities at any time;

•	using our securities as collateral in a margin account; and

•	pledging our securities as collateral for a loan (or modifying an existing pledge) unless the pledge has been approved by the Audit Committee of the Board of Directors.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Section 162(m) of the of the U.S. Internal Revenue Code of 1986 (“Section 162(m)”) disallows a U.S. federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers. The Company generally expects that all remuneration in excess of $1 million paid to a specified executive will not be deductible by us as a corporate entity unless it qualifies for the transition relief applicable to certain newly public companies.

To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee believes that our shareholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted in order to allow such compensation to be consistent with the goals of our executive compensation program, even though some compensation awards may result in non-deductible compensation expense.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the U.S. Internal Revenue Code of 1986 (the “U.S. Code”) provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We have not agreed to provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer might owe as a result of the application of Sections 280G or 4999 of the U.S. Code.

Risk Assessment

Compensation Risk Assessment

Our Compensation Committee annually assesses our compensation plans, policies and practices for NEOs and other employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on our Company.

NEO Compensation Tables

Summary Compensation Table

The following table sets forth information regarding total compensation awarded to, earned by and paid to each of our NEOs during the fiscal years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Mark Rothera,(5)	2019	525,350	—		—	3,330,458	369,208	87,973	4,312,989
Former President and Chief Executive Officer	2018	481,333	—		0	3,831,036	298,181	202,198	4,812,748

Frank Thomas	2019	430,043	—		0	802,520	250,000	11,200	1,493,763
President and Chief Operating Officer	2018	387,385	—		—	2,785,347	201,624	147,923	3,522,279

Bobby Gaspar (5)	2019	344,348	—		0	401,260	175,125	—	920,733
Chief Executive Officer	2018	338,400	117,430	(6)	—	1,062,980	148,838	—	1,667,647

(1)

In November 2018, Mr. Rothera received an award of 219,922 PSUs, and in January 2019, each of Mr. Thomas and Dr. Gaspar received an award of 32,000 PSUs and 18,750 PSUs, respectively. Such PSUs will vest based upon achievement of certain performance milestones, assuming the applicable NEO remains continuously employed by us through the vesting date. In accordance with SEC rules, the grant date fair value to be reported for PSUs in the Stock Awards column is calculated based on the probable outcome of the performance condition as of the grant date. We determined that as of the date of the grant of the PSU awards to Mr. Rothera in 2018 and Mr. Thomas and Dr. Gaspar in 2019, it was not probable, as defined under applicable accounting guidance, that the performance condition would be achieved and assigned a grant date fair value of $0 in the Stock Awards column for 2018, in the case of Mr. Rothera, and a grant date fair value of $0 in the Stock Awards column for 2019, in the case of Mr. Thomas and Dr. Gaspar, based on this evaluation. The assumptions we used in calculating these amounts are included in Note 10 of our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2020. However, if we had determined that as of the applicable date of the grant it was probable that the performance conditions would be achieved at maximum levels, we would have assigned a grant date fair value of $3,404,393 for the PSU award to Mr. Rothera in the Stock Awards column for 2018, measured based on the closing price of our ADSs on the date of grant, and $357,440 and $209,438, respectively, for the PSU awards to Mr. Thomas and Dr. Gaspar, respectively, in the Stock Awards column for 2019, measured based on the closing price of our ADSs on the date of grant.

(2)

The amounts reported in the Option Awards column represent the aggregate grant date fair value for the fiscal years ended December 31, 2019 and 2018 of grants of time-based share options to each of the NEOs, calculated in accordance with the provisions of FASB ASC Topic 718. The assumptions we used in calculating these amounts are included in Note 10 of our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2020. The amounts reported in the Summary Compensation Table for these time-based option awards may not represent the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, a NEO realizes value will depend on our actual operating performance, share price fluctuations and the NEO’s continued employment.

(3)

The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the annual cash incentive bonus earned by the NEOs for each respective year. The annual cash incentive bonuses were paid in the first quarter of the calendar year following the year to which the cash bonus relates.

(4)

Amounts in this column include (i) in the case of Mr. Rothera, $62,606 in a housing allowance, $14,167 in taxable reimbursement for tax services, and $11,200 in a Company matching contribution under our 401(k) plan and (ii) in the case of Mr. Thomas, $11,200 in a Company matching contribution under our 401(k) plan.

(5)

A portion of Mr. Rothera’s salary was paid in British Pounds and all of Dr. Gaspar’s cash compensation was paid in British Pounds. Amounts paid in British Pounds have been converted to USD at an exchange rate of 1 British Pound to 1.3118 USD in 2019 and 1 British Pound to 1.2678 USD in 2018, based upon the exchange rate as of December 31 in each applicable year.

(6)	Amount represents a sign-on bonus in connection with Dr. Gaspar’s employment with us.

Grants of Plan-Based Awards for Fiscal Year 2019

The following table sets forth the individual awards made to each of our NEOs during 2019. For a description of the types of awards indicated below, please see our “Compensation Discussion and Analysis” above.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)		All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/sh.)	Grant Date Fair Market Value of Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Maximum (#)
Mark Rothera		$131,860	$263,720	$395,580
	1/16/2019						415,000	$12.54	$3,330,458
Frank Thomas		$86,081	$172,036	$258,054
	1/16/2019				10,667	32,000			—(5)
	1/16/2019						100,000	$12.54	$802,520
Bobby Gaspar		$60,261	$120,522	$180,782
	1/16/2019				6,250	18,750			—(5)
	1/16/2019						50,000	$12.54	$401,260

(1)

The amounts shown in the target and maximum columns reflect the target and maximum amounts payable, respectively, under our 2019 annual cash incentive program, which is described above in the “Compensation Discussion and Analysis” under the heading “Short-Term Incentive Compensation—2019 Annual Cash Bonuses.” The actual amounts paid to each NEO can be found above in the Summary Compensation Table under the column entitled Non-Equity Incentive Plan Compensation.

(2)

The amount shown in the maximum column reflects the maximum potential future payout for PSUs granted with performance-based milestones. These performance-based milestones were established by the Board of Directors or the Compensation Committee, as applicable, and are described in the footnotes to the Outstanding Equity Awards at December 31, 2019 table below.

(3)

The share options shown in this column are subject to time-based vesting criteria established by the Board of Directors or the Compensation Committee, as applicable, and are described in the footnotes to the Outstanding Equity Awards at December 31, 2019 table below.

(4)

The amounts reported in this column represent the aggregate grant date fair value for equity awards granted to our NEOs in 2019 calculated in accordance with the provisions of FASB ASC Topic 718. The assumptions we used in calculating these amounts are included in Note 10 of our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K, filed with the SEC on February 27, 2020. The amounts reported in the Summary Compensation Table for these time-based option awards may not represent the amounts that the NEOs will actually realize from the awards. In accordance with SEC rules, the grant date fair value to be reported for performance-based equity awards in the Grant Date Fair Value of Stock and Option Awards column is calculated based on the probable outcome of the performance condition(s) as of the grant date. Whether, and to what extent, a NEO realizes value will depend on our actual operating performance, share price fluctuations and the NEO’s continued employment.

(5)

We determined that as of the date of grant it was not probable, as defined under applicable accounting guidance, that any of the performance-based vesting conditions for these equity awards would be achieved and assigned a grant date fair value of $0 in the Grant Date Fair Value of Stock and Option Awards column based on this determination.

2019 Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to outstanding equity awards held by each of our NEOs as of December 31, 2019.

		Option Awards						Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)		Equity Incentive Plan Awards: Market value or payout value of unearned shares, units or other rights that have not vested ($) (2)
(a)		(b)	(c)		(d)	(e)	(f)	(i)		(j)
Mark Rothera	9/4/2017	855,771	688,927	(3)		2.44	10/25/2027
	2/7/2018	200,148	236,538	(4)		2.44	2/6/2028
	9/13/2018	128,222	282,067			9.06	9/12/2028
	1/16/2019	95,104	319.896			12.54	1/15/2029
								219,922	(5)	3,023,928
Frank Thomas	1/15/2018	187,757	258,428	(6)		2.44	2/6/2028
	9/13/2018	57,574	126,655			9.06	9/12/2028
	1/16/2019	22,916	77,084			12.54	1/15/2029
								32,000	(5)	440,000
Bobby Gaspar	2/1/2016	577,670	25,118	(7)		0.00002	9/13/2026
	2/7/2018	18,340	21,675	(8)		0.00002	2/6/2028
	9/13/2018	30,131	66,289			0.00002	9/12/2028
	1/16/2019	11,458	38,542			12.54	1/15/2029
								18,750	(5)	257,813

(1)

All share option awards were granted with a ten-year term and, unless otherwise noted, vest in 48 equal monthly installments following the vesting commencement date, unless otherwise noted, subject to a continuous service relationship through each vesting date.

(2)

The market value of PSUs that have not vested is based on the number of unvested PSUs outstanding times $13.75, which was the closing price of our ADSs on The Nasdaq Global Select Market on December 31, 2019.

(3)

393,670 shares subject to this option vested on September 4, 2018 and the remaining shares vest in equal monthly installments over the three years thereafter, subject to a continuous service relationship through each vesting date.

(4)

109,173 shares subject to this option vested on February 7, 2019 and the remaining shares vest in equal monthly installments over the three years thereafter, subject to a continuous service relationship through each vesting date.

(5)

These PSU awards will vest upon achievement of specified performance milestones, as more fully described above in the “Compensation Discussion and Analysis” under the heading “Long-Term Incentive Compensation—2019 Annual Equity Awards.”

(6)

124,407 shares subject to this option vested on January 15, 2019 and the remaining shares vest in equal monthly installments over the three years thereafter, subject to a continuous service relationship through each vesting date.

(7)

150,697 shares subject to this option vested on February 1, 2017 and the remaining shares vest in equal monthly installments over the three years thereafter, subject to a continuous service relationship through each vesting date.

(8)

10,004 shares subject to this option vested on February 7, 2019 and the remaining shares vest in equal monthly installments over the three years thereafter, subject to a continuous service relationship through each vesting date.

Option Exercises and Stock Vested in Fiscal Year 2019

The following table sets forth the number of shares acquired and the value realized upon exercises of share options during the fiscal year ended December 31, 2019 by each of our NEOs.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Mark Rothera	30,000	372,176
Frank Thomas	50,000	647,562
Bobby Gaspar	—	—

(1)	The value realized on exercise is based on the market price of the shares at exercise less the applicable option exercise price.

Employment, Change in Control and Severance Arrangements with Named Executive Officers

We have entered into employment agreements with each of our NEOs. These agreements set forth the individual’s base salary, bonus compensation, equity compensation and other employee benefits, which are described above in the “Compensation Discussion and Analysis”. In addition, these agreements provide for severance payments upon a termination of employment under certain circumstances as described below. Certain key terms of those agreements are described below.

2019 Employment Agreements

Bobby Gaspar

In May 2019, we entered into an amendment to Dr. Gaspar’s January 2018 employment agreement in connection with his continued employment as our Chief Scientific Officer. Dr. Gaspar was promoted to Chief Executive Officer on March 18, 2020.

Dr. Gaspar’s amended employment agreement provides for an initial base salary of £250,000, which is prorated for a 4-day week, and which is subject to annual review and increases. In addition, Dr. Gaspar is entitled to participate in our executive variable cash compensation program at an initial annual target variable cash compensation payment of 35% of his base salary, with the actual amount to be determined in the discretion of the Compensation Committee based on the Company’s performance and the individual performance of Dr. Gaspar. Dr. Gaspar is also eligible to participate in all of our employee benefit plans and programs that are generally available to our U.K. employees.

Upon a termination of Dr. Gaspar’s employment without cause or for good reason that does not occur within the Change in Control Period, Dr. Gaspar will be entitled to severance pay and benefits as follows:

•

in the case of a termination for good reason, salary continuation for a period of nine months following his termination of employment; provided that, in the case of a termination without cause, Dr. Gaspar shall be entitled to six months’ written notice of his termination (or payment in lieu of such notice) and salary continuation for an additional three months;

•

the amount of any annual cash incentive compensation for the year prior to the year in which Dr. Gaspar’s employment terminates, to the extent that it has not already been paid and otherwise would have been earned had Dr. Gaspar remained employed through the payment date;

•	continued health, long-term disability and other insurance programs for up to nine months; and

•	up to £15,000 in outplacement benefits.

In the event Dr. Gaspar’s employment is terminated without cause or if he resigns his position for good reason in the Change in Control Period, in lieu of the payments and benefits described above, he will be entitled to receive:

•

in the case of a termination for good reason, a lump sum payment equal to 12 months of his base salary; provided that, in the case of a termination without cause, Dr. Gaspar shall be entitled to receive six months’ written notice of his termination (or payment in lieu of such notice), plus an amount equal to six months of his base salary;

•	the amount of Dr. Gaspar’s target annual incentive compensation for the year in which Dr. Gaspar’s employment terminates;

•	continued health, long-term disability and other insurance programs for up to 12 months;

•	up to £15,000 in outplacement benefits; and

•	accelerated vesting of all unvested equity awards.

All severance payments and benefits under Dr. Gaspar’s employment agreement are subject to the execution of a separation and release agreement by Dr. Gaspar containing, among other provisions, a general release of claims in favor of us.

Frank Thomas

In September 2019, we entered into an employment agreement with Mr. Thomas in connection with his continued employment as our Chief Financial Officer and Chief Business Officer, which supersedes his prior employment agreement with our U.K. subsidiary entered into in 2018. Mr. Thomas was promoted to President and Chief Operating Officer on March 18, 2020.

Mr. Thomas’s employment agreement provides for an initial base salary of $430,090, which is subject to annual review and redetermination. In addition, Mr. Thomas is entitled to participate in our executive variable cash compensation program at an initial annual target variable cash compensation payment of 40% of his base salary, with the actual amount to be determined in the discretion of the Compensation Committee based on the Company’s performance and the individual performance of Mr. Thomas. Mr. Thomas is also eligible to participate in all of our generally-available employee benefit plans and programs in effect from time to time.

Upon a termination of Mr. Thomas’s employment without cause or for good reason that does not occur within the 12-month period following a change in control (the “Change in Control Period”), Mr. Thomas will be entitled to severance pay and benefits as follows:

•	salary continuation for a period of nine months following his termination of employment;

•

the amount of any annual cash incentive compensation for the year prior to the year in which Mr. Thomas’s employment terminates, to the extent that it has not already been paid and otherwise would have been earned had Mr. Thomas remained employed through the payment date;

•	continued health insurance coverage for up to nine months; and

•	up to $20,000 in outplacement benefits.

In the event Mr. Thomas’s employment is terminated without cause or if he resigns his position for good reason in the Change in Control Period, in lieu of the payments and benefits described above, he will be entitled to receive:

•	a lump sum payment equal to the sum of (a) 12 months of his annual base salary and (b) 1 times his target annual cash compensation;

•	continued health insurance coverage for up to 12 months;

•	accelerated vesting of all unvested equity awards; and

•	up to $20,000 in outplacement benefits.

All severance payments and benefits under Mr. Thomas’s employment agreement are subject to the execution of a separation and release agreement by Mr. Thomas containing, among other provisions, a general release of claims in favor of us.

In the event that any payments made to Mr. Thomas in connection with a change in control or termination would be subject to the excise tax imposed by Section 4999, the payments to Mr. Thomas would be reduced to the maximum amount that can be paid without the imposition of an excise tax under Section 4999, but only if such reduction provides a higher benefit on an after-tax basis to Mr. Thomas. The employment agreement does not provide for any tax gross-up payments.

Mark Rothera

In May 2019, we entered into an employment agreement with Mr. Rothera in connection with his continued employment as our President and Chief Executive Officer, which supersedes his prior employment agreement with our U.S. subsidiary entered into in 2017. Mr. Rothera stepped down from his position on March 17, 2020 and entered into a Separation Agreement and Release with us, which is described below under the heading “Rothera Separation Agreement.”

Mr. Rothera’s employment agreement provides for an initial base salary of $527,440, which is subject to annual review and increases. In addition, Mr. Rothera is entitled to participate in our executive variable cash compensation program at an initial annual target variable cash compensation payment of 50% of his base salary, with the actual amount to be determined in the discretion of the Compensation Committee based on the Company’s performance and the individual performance of Mr. Rothera. Mr. Rothera also is eligible to receive a monthly payment equal to $3,550 in connection with his travel to and from London. Mr. Rothera is also eligible to participate in all of our generally-available employee benefit plans and programs that are in effect from time to time.

Upon a termination of Mr. Rothera’s employment without cause or for good reason outside the period beginning 3 months before and ending 12 months after a change in control (the “Rothera Change in Control Period”), Mr. Rothera will be entitled to severance pay and benefits as follows:

•	salary continuation for a period of 12 months following his termination of employment;

•

the amount of any annual cash incentive compensation for the year prior to the year in which Mr. Rothera’s employment terminates, to the extent that it has not already been paid and otherwise would have been earned had Mr. Rothera remained employed through the payment date;

•	a prorated amount of Mr. Rothera’s target annual incentive compensation for the year in which the termination occurs, based on actual performance;

•	continued health insurance coverage for up to 12 months; and

•	up to $20,000 in outplacement benefits.

In the event Mr. Rothera’s employment is terminated without cause or if he resigns his position for good reason during the Rothera Change in Control Period, in lieu of the payments and benefits described above, he will be entitled to receive:

•	a lump sum payment equal to the sum of (a) 18 months of his annual base salary and (b) 1.5 times his target annual cash compensation;

•	continued health insurance coverage for up to 18 months;

•	accelerated vesting of all unvested equity awards; and

•	up to $20,000 in outplacement benefits.

All severance payments and benefits under Mr. Rothera’s employment agreement are subject to the execution of a separation and release agreement by Mr. Rothera containing, among other provisions, a general release of claims in favor of us.

In the event that any payments made to Mr. Rothera in connection with a change in control or termination would be subject to the excise tax imposed by Section 4999 of the U.S. Code (“Section 4999”), the payments to Mr. Rothera would be reduced to the maximum amount that can be paid without the imposition of an excise tax under Section 4999, but only if such reduction provides a higher benefit on an after-tax basis to Mr. Rothera. The employment agreement does not provide for any tax gross-up payments.

Each of our NEOs is also subject to non-solicitation, non-compete and confidentiality and employee non-disclosure provisions with us.

Rothera Separation Agreement

On March 17, 2020, we entered into a Separation Agreement and Release with Mr. Rothera which provides, among other things, that Mr. Rothera will receive (i) salary continuation for 12 months, provided that Mr. Rothera has not breached any of his continuing obligations, (ii) a pro-rated bonus representing Mr. Rothera’s 50% target bonus for 2020, (iii) reimbursement of COBRA premiums for health benefit coverage for up to 12 months, in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Rothera had he remained employed with us, (iv) $15,000 in outplacement benefits, and (v) reimbursement of legal fees up to $5,000 and tax assistance up to $7,500. Additionally, all time-based equity awards held by Mr. Rothera that would have vested had Mr. Rothera remained employed with us for an additional 12 months following March 17, 2020 shall immediately vest and become fully exercisable or non-forfeitable. In addition, any vested options will remain exercisable until the earlier of (a) the original expiration date for such vested awards or (b) 12 months after the date of his separation. The unvested options held by Mr. Rothera at the time of his separation will not be exercisable, unless a change of control of the Company occurs within three months of Mr. Rothera’s separation, in which case, such unvested options will be accelerated in full and his issued PSUs shall be deemed earned in full. If a change in control does not occur within three months following Mr. Rothera’s separation, the unvested portion of his options shall terminate and all of his PSUs shall be forfeited on the three month anniversary of Mr. Rothera’s separation.

Potential Payments on Termination or Change in Control

Each of our NEOs has entered into an employment agreement with us, as described above, that provides for certain payments and benefits in the event of certain qualifying terminations of employment, including involuntary termination of employment in connection with a change in control of the Company. In addition, under the terms of the PSUs awarded to our NEOs, any unvested PSUs will automatically vest in full upon a “Sale Event” as such term is defined in the 2018 Plan.

We have calculated the impact of a change in control, a termination without cause or for good reason not in connection with a change in control on December 31, 2019, as well as a termination without cause or for good reason following a change in control of the Company as if it had occurred as of December 31, 2019, in each case, pursuant to the terms of the employment agreements in effect as of December 31, 2019. For a discussion of the payments and benefits Mr. Rothera actually achieved upon his separation, see the section immediately above entitled “—Rothera Separation Agreement.” The market price per share of an ADS as of that date was $13.75.

Name	Change in Control without Termination of Employment		Termination without Cause or Resignation for Good Reason Not in Connection with a Change in Control ($)		Termination without Cause or Resignation for Good Reason in Connection with a Change in Control ($)
Mark Rothera
Cash Severance Payment	—		$527,440	(1)	$1,186,740	(2)
Cash Incentive Bonus Payment	—		$369,208	(3)	—
COBRA Premiums	—		$28,989	(4)	$43,483	(5)
Accelerated Equity Vesting	$3,023,928	(6)	—		$15,201,712	(7)
Outplacement	—		$20,000		$20,000

Frank Thomas
Cash Severance Payment	—		$322,568	(8)	$602,126	(9)
Cash Incentive Bonus Payment	—		—		—
COBRA Premiums	—		$21,488	(10)	28,650	(4)
Accelerated Equity Vesting	$440,000	(6)	—		$4,050,694	(7)
Outplacement	—		$20,000		$20,000

Bobby Gaspar(11)
Cash Severance Payment	—		$258,621	(8)	$344.347	(12)
Cash Incentive Bonus Payment	—		—		$120,521	(13)
Benefits Continuation	—		—		—
Accelerated Equity Vesting	$257,813	(6)	—		$1,859,324	(7)
Outplacement	—		$19,677		$19,677

(1)	Amount represents 12 months’ salary continuation.
(2)	Amount represents a lump sum payment equal to 18 months’ base salary and 1.5 times target bonus.
(3)	Amount represents 2019 prorated target bonus, based upon actual performance for 2019.
(4)	Amount represents 12 months of our contribution toward health insurance.
(5)	Amount represents 18 months of our contribution toward health insurance.
(6)

All PSUs that are outstanding as of a date of a “Sale Event” as defined in the 2018 Plan shall accelerate and vest immediately. Amount represents the market value of the shares underlying the outstanding unvested PSUs as of December 31, 2019.

(7)	Amount represents the market value of the shares underlying the outstanding unvested share options and PSUs as of December 31, 2019, less any applicable exercise price.
(8)	Amount represents nine months of base salary continuation
(9)	Amount represents a lump sum payment equal to 12 months’ base salary and 1.0 times target bonus.
(10)	Amount represents nine months of our contribution toward health insurance.
(11)	Amounts have been converted from British Pounds to USD at an exchange rate of 1 British Pound to 1.3118 USD in 2019, based upon the exchange rate as of December 31 in each applicable year.
(12)	Amount represents 12 months of base salary.
(13)	Amount represents 2019 target bonus.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans

The following table sets forth information as of December 31, 2019 regarding ordinary shares that may be issued under our equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)(a) (2)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b) (3)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(c) (1)
Equity compensation plans approved by security holders(1)	12,772,562	$6.61	6,267,916
Equity compensation plans not approved by security holders	—	—	—
Total	12,772,562	$6.61	6,267,916

(1)

Consists of our 2018 Share Option and Incentive Plan (“2018 Plan”), 2016 Share Option Plan (“2016 Plan”), and 2018 Employee Share Purchase Plan (the “ESPP”). Following our initial public offering, we have not and will not grant any awards under our 2016 Plan, but all outstanding awards under the 2016 Plan will continue to be governed by their existing terms. The shares underlying any awards granted under the 2016 Plan or 2018 Plan that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of shares, or otherwise terminated (other than by exercise) and the shares that are withheld upon exercise of an option or settlement of such award to cover the exercise price or tax withholding will be added to the shares available for issuance under the 2018 Plan.

(2)	Includes 556,422 shares subject to restricted share units that will entitle the holder to one share for each unit that vests and is settled.
(3)

The calculation does not take into account the 556,422 shares subject to outstanding restricted share units. Such shares will be issued at the time the restricted share units vest and settle, without any cash consideration payable for those shares.

(4)

Consists of shares available for future issuance under the ESPP and the 2018 Plan. As of December 31, 2019, 1,580,887 shares were available for issuance under the ESPP, and 4,687,029shares were available for issuance under the 2018 Plan.

(5)

The 2018 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by 5% of the outstanding number of shares on the immediately preceding December 31, or such lesser number of shares as determined by our Compensation Committee. The ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2019 and ending on January 1, 2028, by the least of 1,500,000 shares, 1% of the outstanding number of shares on the immediately preceding December 31, or such lesser number of shares as determined by our Compensation Committee.

COMPENSATION COMMITTEE REPORT

The material in this report is not (1) “soliciting material,” (2) deemed “filed” with the U.S. Securities and Exchange Commission, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or (4) subject to the liabilities of Section 18 of the Exchange Act. The report shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates this information by reference to such filing.

The Compensation Committee of the Board of Directors (the “Board”) of Orchard Therapeutics plc (the “Company”) has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for the fiscal year ended December 31, 2019.

The Compensation Committee of the Board

Charles A. Rowland, Jr., Chairperson Joanne T. Beck Alicia Secor

AUDIT COMMITTEE REPORT

The Audit Committee oversees the accounting and financial reporting processes of Orchard Therapeutics plc (the “Company”) and the audits of the Company’s financial statements, evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee charter that has been adopted by the Board of Directors of the Company (the “Board”). All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and the U.S. Securities and Exchange Commission (“SEC”), and the Board has determined that Charles A. Rowland, Jr. is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with PricewaterhouseCoopers LLP (“PwC USA”) , our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee by Public Company Accounting Oversight Board (“PCAOB”) AU 380, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communication with Audit Committees.

The Audit Committee has received the written disclosures and the letter from PwC USA required by the applicable requirements of the PCAOB regarding communications with the audit committee concerning independence. The Audit Committee has discussed with PwC USA its independence from management and the Company.

In addition to the matters specified above, the Audit Committee discussed with PwC USA the overall scope, plans and estimated costs of their audit. The Committee met with PwC USA periodically, with and without management present, to discuss the results of PwC USA’s examinations, the overall quality of the Company’s financial reporting and PwC USA’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The Audit Committee of the Board

Charles A. Rowland, Jr., Chairperson Marc Dunoyer Jon Ellis

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

DELIVERY OF PROXY MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”), including audited financial statements, accompanies this proxy statement. Copies of our Annual Report and the exhibits thereto are available from the Company without charge upon written request of a shareholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and our Annual Report, by delivering a single set of proxy materials to an address shared by two or more Company shareholders or ADS holders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders or ADS holders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder or ADS holder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder or ADS holders at a shared address to which a single copy of the proxy materials was delivered. If you are an ordinary shareholder of record and prefer to receive separate copies of proxy materials either now or in the future, please contact John Ilett, Company Secretary, Orchard Therapeutics plc, 108 Cannon Street, London EC4N 6EU United Kingdom or by telephone at +44 (0) 203 808 8286. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN

AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.

EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN

THE ADS PROXY CARD TO CITIBANK, N.A., THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

U.K. Statutory Annual Accounts and Reports of the Board of Directors and Auditors of Orchard Therapeutics plc for the year ended December 31, 2019

Consistent with its obligations under the U.K. Companies Act 2006, our Board of Directors will present at the AGM our U.K. statutory annual accounts and reports for the year ended December 31, 2019a, which have been approved by and, where appropriate, signed on behalf of our Board of Directors and will be delivered to the Registrar of Companies in the United Kingdom following the AGM. A copy of our U.K. statutory directors’ remuneration report, including the annual report on remuneration, is included as Annex A to this proxy statement. A complete copy of our U.K. statutory annual accounts and reports, including the statutory Board of Directors report, strategic report, and auditor’s report on our U.K. accounts will be sent separately to you no less than 21 days prior to the AGM. You will be provided an opportunity to raise questions in relation to such accounts and reports at the AGM. Full accounts and reports will be available for inspection prior to and during the AGM.

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The U.K. Companies Act 2006 generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The U.K. Companies Act 2006 generally prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the U.K. Companies Act 2006 and cannot be waived by our shareholders.

Shareholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement for our 2021 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, 108 Cannon Street, London EC4N 6EU, United Kingdom no later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or December 30, 2020. However, if the date of such annual general meeting is more than 30 calendar days from the date of the anniversary of the AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

If a shareholder wishes to present a proposal at an annual general meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such shareholder proposal must be received by the Company at the Office of the Company Secretary, 108 Cannon Street, London EC4N 6EU, United Kingdom no later than 45 days before the anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual general meeting. However, if the date of the annual general meeting is changed by more than 30 calendar days from the date of the anniversary of the prior year’s annual general meeting, the notice must be received by our Company Secretary within a reasonable time before we begin to print and send our proxy materials with respect to such annual general meeting. If a shareholder does not timely provide notice as described above, proxies solicited on behalf of our management for such annual general meeting will confer discretionary authority to vote with respect to any such matter, as permitted by the proxy rules of the SEC.

Under section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, 108 Cannon Street, London EC4N 6EU, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

Questions?

If you have any questions or need more information about the AGM please write to us at:

John Ilett

Company Secretary

Orchard Therapeutics plc

108 Cannon Street

London EC4N 6EU

United Kingdom

Annex A

DIRECTORS’ REMUNERATION REPORT

Annual Statement from the Chair of the Compensation Committee

Dear Shareholder,

As the Chair of the Compensation Committee (the “Committee”), I am pleased to present, on behalf of the board of directors (the “Board”) of Orchard Therapeutics plc (the “Company” or “Orchard”), the Directors’ Remuneration Report for the year ended 31 December 2019 (the “Remuneration Report”).

The Company’s Annual Report and Financial Statements, along with the Remuneration Report, will be subject to an advisory vote at the forthcoming Annual General Meeting on 17 June 2020    (the “AGM”).

Introduction

Our executive compensation program seeks to incentivize and reward strong corporate performance. Highlights of our 2019 corporate performance are set forth below.

Clinical and Regulatory

MLD European MAA submission: The Marketing Authorization Application (“MAA”) for OTL-200 for the treatment of metachromatic leukodystrophy (“MLD”) was filed and accepted for review by the European Medicines Agency (“EMA”) in November 2019, ahead of previous guidance.

Cryopreserved gene therapy formulations: Similar engraftment profiles were observed between the cryopreserved and fresh formulations of OTL-200 for MLD and OTL-101 for the treatment of adenosine deaminase severe combined immunodeficiency (“ADA-SCID”), which represents an important achievement toward the potential approvals of these investigational gene therapies and a key step toward global patient availability.

WAS registrational data set: The registrational trial for OTL-103 for the treatment of Wiskott-Aldrich syndrome (“WAS”) met its key primary and secondary endpoints (n=8 at three years), including the elimination of severe bleeding episodes and a significant reduction in the frequency of severe infections.

MPS-I global license: The Company signed an exclusive license with Fondazione Telethon and Ospedale San Raffaele in Milan, Italy, for a clinical-stage HSC gene therapy program—OTL-203, a treatment for mucopolysaccharidosis type I (“MPS-I”) that has shown promising early data in an ongoing proof-of-concept clinical trial.

Corporate Financings

Credit facility: In May 2019, the Company secured a five-year senior credit facility for up to $75 million with MidCap Financial (Ireland) Limited (“MidCap Financial”).

Follow-on public offering: In June 2019, the Company completed a follow-on public offering for net proceeds of approximately $130 million, after deducting underwriting discounts and commission and offering expenses paid by the Company.

The global marketplace for talent

Orchard is a global biopharmaceutical company with major operations in the United States and Europe. The Company intends for both regions to be areas of high growth and great importance both now and in the future.

DIRECTORS’ REMUNERATION REPORT

continued

Given that the market for experienced directors and biopharmaceutical executive talent is very competitive, particularly in the United States, the Committee references the US market as the leading indicator for remuneration levels and practices. This will help attract and retain directors and motivate the superior executive talent needed to successfully manage the Company’s complex global operations. Being consistent in this market view of the United States as the primary benchmark for remuneration practices for our Executive and Non-Executive Directors is key for the Company as it builds its global operations in a manner designed to deliver sustainable, long-term growth and shareholder value.

It can be difficult for Orchard, as a global company with operations in multiple major global regions to have remuneration arrangements that satisfy all local jurisdiction requirements and market demands. In taking any actions, the Committee is mindful of the general UK compensation framework, including investor bodies’ guidance, and has considered these when determining the remuneration programs and policies where it believes they best serve the long-term interests of shareholders.

Pay for Performance

We believe that a significant portion of remuneration of our Executive Directors should be based on achieving objectives designed to create inherent value in the Company, and ultimately on achieving value creation for our shareholders. In line with this belief, the compensation of our Executive Directors includes both short and long-term incentives based on strategic goals. Similarly, our Non-Executive Directors receive equity incentives designed to reward long-term value creation for our shareholders.

2019 remuneration outcome

The Compensation Committee approved increases in base salary effective as of 1 January 2020. The salary for the Chief Executive Officer (“CEO”) was increased by 3% to $543,300. The Chief Scientific Officer (“CSO”) was promoted in 2019 to the title of President of Research and CSO, and his salary was increased by 29% to £338,500 for his new role, and his target bonus was increased from 35% to 40% of salary for 2020. The target bonus for the CEO remains at 50% of salary.

As outlined above, a core principle in Orchard’s remuneration program is the linkage between pay and performance. In financial year 2019, the annual bonuses paid to our Executive Directors, Mark Rothera, our CEO, and Bobby Gaspar, our CSO, were based on achieving the 2019 Company objectives, and in the case of our CSO, was also based on his individual performance. In light of the exceptional performance of the Executive Directors in 2019 in terms of their strong cross-functional leadership and the role this played in delivering exceptional overall Company performance, the Committee reviewed the 2019 corporate goals and based on the results approved a total outcome of 140% and 145% of target respectively for the CEO and CSO, resulting in a total bonus payout of 70% of the CEO’s base salary and 51% of the CSO’s base salary for the financial year ended 31 December 2019. The bonuses were paid in February 2020 and March 2020 for the CSO and CEO respectively. Please see page 46 of the Remuneration Report for additional information on the pay for performance linkage for these bonus outcomes.

Option awards were made under the 2018 Share Option and Incentive Plan to the two Executive Directors in 2019. The CEO was granted 415,000 options, and the CSO was granted 50,000 options, in each case at $12.54 per share. The CSO was further granted 18,750 performance-based restricted share units (“PSUs”).

Changes to the Board and Chief Executive Officer

Steven Altschuler was appointed as a Non-Executive Director of the Company, effective as of 3 February 2020, and he serves on the Board’s Science and Technology Committee. Further information is set out in the statement of implementation for 2020 on page 52.

DIRECTORS’ REMUNERATION REPORT

continued

On 18 March 2020, Bobby Gaspar was promoted to Chief Executive Officer. In connection with his promotion, Dr. Gaspar’s annual base salary was increased to £440,000, his target annual bonus opportunity was increased to 60% of his base salary, and he was granted an option to purchase 300,000 of the Company’s ordinary shares, effective 1 April 2020. The foregoing options will vest in equal monthly installments over four years commencing on the date of grant. In addition, Dr. Gaspar received a one-time grant of 195,000 PSUs, effective 1 April 2020. This PSU award vests on 2 January 2024 as to 1/3 of the award for each of the first three to occur of four milestones, if each such milestone is achieved by the Company on or before 31 December 2023 and Dr. Gaspar remains continuously employed with the Company through 2 January 2024. The milestones relate to achievement of specific clinical and regulatory milestones. While this information is included in the current report for full disclosure, the 2019 Directors’ Remuneration Report refers to Mark Rothera as CEO, as he was the Chief Executive Officer throughout the 2019 financial year. Mr. Rothera stepped down from his position as President and Chief Executive Officer and resigned as a director of the Company on 17 March 2020.

Conclusion

The Committee believes that the Directors’ Remuneration Policy has been implemented fairly and consistently, as described in this report, and that it will continue to properly motivate our Executive Directors to deliver sustainable growth and shareholder value over the long term and to do so in a responsible and cost-efficient manner.

I hope that you find the information in this report helpful, and I look forward to your support at the Company’s AGM.

Yours sincerely,

Charles Rowland, Jr.

Chair of the Compensation Committee

9 April 2020

Remuneration Policy

This part of the Directors’ Remuneration Report sets out the remuneration policy for the Company. The current Directors’ Remuneration Policy (the “Policy”) was put forward for approval by shareholders in a binding vote at the AGM on 26 June 2019 and approved with a majority of 91.6% vote in favour of taking effect from the date of approval and applying for a period of three years until 2022.

Key considerations when determining the Remuneration Policy

The Policy was designed by the Committee with a number of specific principles in mind:

•	attract, retain and motivate high calibre senior management and focus them on the delivery of the Company’s strategic and business objectives;

•	encourage a corporate culture that promotes the highest level of integrity, teamwork and ethical standards;

•

be competitive against appropriate market benchmarks (being predominantly the US biotech sector) and have a strong link to performance, providing the ability to earn above-market rewards for strong performance;

DIRECTORS’ REMUNERATION REPORT

continued

•	be simple and understandable, both internally and externally;

•	encourage increased equity ownership to motivate executives in the overall interests of shareholders, the Company, employees and customers; and

•	take due account of good governance and promote the long-term success of the Company.

In seeking to achieve the above objectives, the Committee is mindful of the views of a broad range of stakeholders in the business and accordingly takes account of a number of factors when setting remuneration including: market conditions; pay and benefits in relevant comparator organisations; terms and conditions of employment across the Company; the Company’s risk appetite; the expectations of institutional shareholders; and any specific feedback received from shareholders and other stakeholders.

Remuneration Policy table

The table in the following pages sets out, for each element of pay, a summary of how remuneration is structured and how it supports the Company’s strategy.

Executive Directors
Purpose and link to strategy Operation		Maximum opportunity	Performance metrics
Base salary

To recruit and retain Executive Directors of the highest calibre who are capable of delivering the Company’s strategic objectives, reflecting the individual’s experience and role within the Company.

Salaries are normally reviewed annually, and changes are generally effective from 1 January each year.

The annual salary review for Executive Directors takes a number of factors into consideration, including:

		Whilst there is no prescribed formulaic maximum, any increases will take into account prevailing market and economic conditions and the approach to employee pay throughout the organisation.	Executive Directors’ performance is a factor considered when determining any salary increases.

Base salary is designed to provide an appropriate level of fixed income to avoid any over-reliance on variable pay elements that could encourage excessive risk taking.	• business performance; • salary increases awarded to the overall employee population; • skills and experience of the individual over time;	Base salary increases are awarded at the discretion of the Committee; however, salary increases will normally be no greater than the general increase awarded to the wider workforce, in percentage of salary terms.

DIRECTORS’ REMUNERATION REPORT

continued

Executive Directors
Purpose and link to strategy Operation		Maximum opportunity	Performance metrics

	• scope of the individual’s responsibilities; • changes in the size and complexity of the Company; • market competitiveness assessed by periodic benchmarking; and • the underlying rate of inflation.	However, a higher increase may be made where an individual had been appointed to a new role at below-market salary while gaining experience. Subsequent demonstration of strong performance may result in a salary increase that is higher than that awarded to the wider workforce.
Benefits

Reasonable benefits-in- kind are provided to support Executive Directors in carrying out their duties and assist with retention and recruitment.

The Company aims to offer benefits that are in line with market practice.

The main benefits currently provided include private health insurance, long-term disability, critical illness and death in service.

Under certain circumstances the Company may offer relocation allowances or assistance. Expatriate benefits may be offered where required.

Travel and any reasonable business-related expenses (including tax thereon) may be reimbursed.

Executive Directors may become eligible for other benefits in future where the Committee deems it appropriate. Where additional benefits are introduced for the wider workforce, Executive Directors may participate on broadly similar terms.

		The value of each benefit is not predetermined and is typically based upon the cost to the Company of providing said benefit.	Not performance related.

DIRECTORS’ REMUNERATION REPORT

continued

Executive Directors
Purpose and link to strategy Operation		Maximum opportunity	Performance metrics

Pensions The Company aims to provide a contribution towards life in retirement.	Executive Directors are eligible to receive employer contributions to the Company’s Group Personal Pension Scheme or to a 401k plan or a salary supplement in lieu of pension benefits, or a mixture of both.	Up to 6% of salary per annum for Executive Directors.	Not performance related.
Annual bonus

The annual bonus scheme rewards the achievement of stretching objectives that support the Company’s corporate goals and delivery of the business strategy.	Bonuses are determined based on measures and targets that are agreed by the Committee at the start of each financial year.

The maximum target bonus opportunity for Executive Directors is 80% of salary, with a maximum bonus opportunity of up to two times the target opportunity.

For threshold performance, no more than 50% of target bonus may be payable.

For 2020, the target bonus opportunity for Executive Directors will be no more than 50% of salary, with a maximum bonus opportunity of up to 150% of the target opportunity.

Performance measures are determined by the Committee each year and may vary to ensure that they promote the Company’s business strategy and shareholder value.

The annual bonus will be based on strategic goals, which may include financial, strategic and personal objectives.

The Committee may alter the bonus outcome if it considers that the pay-out is inconsistent with the Company’s overall performance, taking account of any factors it considers relevant. This will help ensure that pay- outs reflect overall Company performance during the period.

DIRECTORS’ REMUNERATION REPORT

continued

Executive Directors
Purpose and link to strategy Operation	Maximum opportunity	Performance metrics
2018 Share Option and Incentive Plan (“SOIP”)

The SOIP is designed to incentivise the

successful execution of business strategy over the longer term and provide long-term retention.

Facilitates share ownership to provide further alignment with shareholders.

The Committee will select the most appropriate form of SOIP award(s) each year.

Awards will typically be granted annually, in the form of options and restricted share units (“RSUs”) although may also be granted in the form of share appreciation rights, restricted shares, unrestricted shares, performance share units, cash or dividend equivalent rights.

Currently, options normally vest over a period of four years on a monthly basis. Initial grants generally vest 25% after one year, and monthly thereafter for 36 months. PSUs normally vest in three equal tranches on the meeting of agreed milestone events within a period of three years. The Committee may vary the vesting schedule of future grants of options and PSUs as it considers appropriate.

At the discretion of the Committee, participants may also be entitled to receive the value of dividends paid between grant and vesting on vested shares. The payment may be in cash or shares and may assume dividend reinvestment.

There is no defined maximum opportunity under the SOIP. However, the Committee will generally work within the guidelines provided by our compensation consultants. We seek to establish equity-based remuneration competitive to that offered by a set of comparable companies with whom we may compete for talent.

Performance conditions may apply to awards. Such conditions may be strategic objectives which may include milestones events, financial, strategic and/or personal objectives.

Share options are granted with an exercise price no less than the fair market value of the shares on the date of grant. Accordingly, share options will only have value to the extent the Company’s share price appreciates following the date of grant.

Any performance conditions set will be designed to incentivise performance in support of the Company’s strategy and business objectives.

The Committee has flexibility to vary the mix of measures or introduce new measures for each subsequent award taking into account business priorities at the time of grant.

The Committee may alter the vesting outcome if it considers that the level of vesting is inconsistent with the underlying performance of the business, taking account of any factors it considers relevant. This will help ensure that vesting reflects overall Company performance during the period.

DIRECTORS’ REMUNERATION REPORT

continued

Executive Directors
Purpose and link to strategy Operation		Maximum opportunity	Performance metrics
Employee Stock Purchase Plan (“ESPP”)

Encourages employee share ownership and therefore increases alignment with shareholders.	The Company operates an employee share purchase plan that offers employees the opportunity to purchase shares in the Company through payroll deductions at a price equal to 85% of the lower of fair market value of the shares on the first business day or the last business day of the offering period. The ESPP is available to all employees who whose customary employment is for more than 20 hours per week and have completed at least 30 days of employment.	Employees may contribute up to 15% of their base compensation to purchase shares under the ESPP. However, the right to purchase shares under the ESPP may not accrue at a rate that exceeds $25,000 worth of ordinary shares, valued at the start of the purchase period, under the ESPP, for each calendar year in the purchase period.	Not performance related.

DIRECTORS’ REMUNERATION REPORT

continued

Chair and Non-Executive Directors
Purpose and link to strategy Operation	Maximum opportunity	Performance metrics
Fees

To attract Non-Executive Directors who have a broad range of experience and skills to provide independent judgement on issues of strategy, performance, resources and standards of conduct.

Non-Executive Directors receive an annual retainer paid in cash, comprising a base fee plus additional fees for additional responsibilities, such as a Committee Chairpersonship or membership and the role of Chairperson.

The Chair’s fee is reviewed annually by the Committee (without the Chair present). Fee levels for the Non-Executive Directors are determined by the Company Chair and Executive Directors.

When reviewing fee levels, account is taken of market movements in fee levels, Board committee responsibilities, ongoing time commitments and the general economic environment.

In exceptional circumstances, if there is a temporary yet material increase in the time commitments for Non- Executive Directors, the Board may pay additional fees to recognise that additional workload.

Non-Executive Directors ordinarily do not participate in any pension, bonus or performance- based share incentive plans. Travel, accommodation and other business-related expenses incurred in carrying out the role will be paid by the Company including, if relevant, any gross-up for tax.

When reviewing fee levels, account is taken of market movements in the fees of Non-Executive Directors, Board Committee responsibilities and ongoing time commitments, as well as the underlying rate of inflation.

Actual fee levels are disclosed in the annual Directors’ Remuneration Report for the relevant financial year.

Not performance related.

DIRECTORS’ REMUNERATION REPORT

continued

Chair and Non-Executive Directors
Purpose and link to strategy Operation	Maximum opportunity	Performance metrics
Equity Awards
To facilitate share ownership and provide alignment with shareholders.

Non-Executive Directors may receive an equity award in the form of options, share appreciation rights, restricted shares, restricted share units or such other form permitted under the SOIP.

New Non-Executive Directors receive an initial equity award upon appointment or election. In addition, Non-Executive Directors receive annual equity awards at the time of the annual meeting.

Currently any initial equity awards normally vest one- third after one year, and monthly thereafter for 24 months, and any annual awards normally vest monthly over three years.

There is no maximum award level for equity awards to Non- Executive Directors.

The size of the equity awards is determined by the full Board of Directors, upon recommendation of the Compensation Committee.

When reviewing award levels, account is taken of market movements in equity awards, Board committee responsibilities, ongoing time commitments and the general economic conditions.

Not performance related.

Notes to the policy table

Legacy arrangements

For the duration of this Policy, the Company will honour any commitments made in respect of current or former Directors before the date on which either: (i) the Policy becomes effective; or (ii) an individual becomes a Director, even where not consistent with the Policy set out in this report or prevailing at the time such commitment is fulfilled. For the avoidance of doubt, all outstanding historic awards that were granted in connection with, or prior to, listing remain eligible to vest based on their original or modified terms.

Performance conditions

The choice of annual bonus performance metrics reflects the Committee’s belief that any incentive remuneration should be appropriately challenging and tied to the delivery of key strategic objectives intended to ensure that Executive Directors are incentivised to deliver across a range of objectives for which they are accountable. The Committee has retained flexibility on the specific measures which will be used to ensure that any measures are fully aligned with the strategic imperatives prevailing at the time they are set.

The targets for the bonus scheme for the forthcoming year will be set out in general terms, subject to limitations with regards to commercial sensitivity. The full details of the targets will be disclosed when they are in the public domain and are no longer considered commercially sensitive.

DIRECTORS’ REMUNERATION REPORT

continued

Where used, performance conditions applicable to SOIP awards will be aligned with the Company’s objective of delivering superior levels of long-term value to shareholders. The full details of performance conditions will be disclosed when they are in the public domain and are no longer commercially sensitive. Prior to each award, the Committee has flexibility to select measures that are fully aligned with the strategy prevailing at the time awards are granted.

The Committee will review the calibration of targets applicable to the annual bonus, and the SOIP in years where performance measures apply, annually to ensure they remain appropriate and sufficiently challenging, taking into account the Company’s strategic objectives and the interests of shareholders.

Differences in remuneration policy between Executive Directors and other employees

The overall approach to reward for employees across the workforce is a key reference point when setting the remuneration of the Executive Directors. When reviewing the salaries of the Executive Directors, the Committee pays close attention to pay and employment conditions across the wider workforce and in normal circumstances the increase for Executive Directors will be no higher than the average increase for the general workforce.

The key difference between the remuneration of Executive Directors and that of our other employees is that, overall, at senior levels, remuneration is increasingly long-term, and ‘at risk’ with an emphasis on performance-related pay linked to business performance and share-based remuneration. This ensures that remuneration at senior levels will increase or decrease in line with business performance and provides alignment between the interests of Executive Directors and shareholders. In particular, long-term incentives are provided only to the most senior executives as they are reserved for those considered to have the greatest potential to influence overall levels of performance.

Committee discretion in operation of variable pay schemes

The Committee operates under the powers it has been delegated by the Board. In addition, it complies with rules that are either subject to shareholder approval or by approval from the Board. These rules provide the Committee with certain discretions which serve to ensure that the implementation of the remuneration policy is fair, both to the individual Director and to the shareholders. The Committee also has discretions to set components of remuneration within a range, from time to time. The extent of such discretions is set out in the relevant rules, the maximum opportunity or the performance metrics section of the policy table above. To ensure the efficient administration of the variable incentive plans outlined above, the Committee will apply certain operational discretions.

These include the following:

•	selecting the participants in the plans on an annual basis;

•	determining the timing of grants of awards and/or payments;

•	determining the quantum of awards and/or payments (within the limits set out in the policy table above);

•	determining the choice (and adjustment) of performance measures and targets for each incentive plan in accordance with the policy set out above and the rules of each plan;

•	determining the extent of vesting based on the assessment of performance and discretion relating to measurement of performance in certain events such as a change of control or reconstruction;

•	making the appropriate adjustments required in certain circumstances, for instance for changes in capital structure;

DIRECTORS’ REMUNERATION REPORT

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•	determining “good leaver” status, if applicable, for incentive plan purposes and applying the appropriate treatment; and

•	undertaking the annual review of weighting of performance measures and setting targets for the annual bonus plan and other incentive schemes, where applicable, from year to year.

If an event occurs which results in the annual bonus plan or SOIP performance conditions and/or targets being deemed no longer appropriate (e.g. material acquisition or divestment), the Committee will have the ability to make appropriate adjustments to the measures and/or targets and alter weightings, provided that the revised conditions are not materially less challenging than the original conditions. Any use of the above discretion would, where relevant, be explained in the Annual Report on Remuneration and may, as appropriate, be the subject of consultation with the Company’s major shareholders.

Shareholder views

The Board is committed to dialogue with shareholders and intends to engage directly with them and their representative bodies when considering any significant changes to our remuneration arrangements. The Compensation Committee will consider shareholder feedback received following the AGM, as well as any additional feedback and guidance received from time to time. This feedback will be considered by the Committee as it develops the Company’s remuneration framework and practices going forward. Assisted by its independent adviser, the Compensation Committee also actively monitors developments in the expectations of institutional investors and their representative bodies.

Employment conditions

The Committee is regularly updated throughout the year on pay and conditions applying to Company employees. Where significant changes are proposed to employment conditions elsewhere in the Company these are highlighted for the attention of the Committee at an early stage.

DIRECTORS’ REMUNERATION REPORT

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Remuneration scenarios for Executive Directors

The charts below show an estimate of the 2020 remuneration package for the Executive Directors under three assumed performance scenarios and these scenarios are based upon the remuneration policy set out above. The chart includes information related to our former CEO, Mark Rothera, which would have been his potential compensation prior to his resignation on 17 March 2020. The chart also includes information related to our current CEO, Bobby Gaspar, in both his role as CEO, and his former role as CSO.

Notes to the scenario charts:

1.

Minimum scenario comprises of fixed pay only, which includes the 2020 annual base salaries of $543,300, $572,000 and $440,000 for the CEO (Rothera), CEO (Gaspar) and CSO, respectively, benefits values as provided in the single total figure remuneration table, and pension contribution of up to 6% of salary. Dr. Gaspar’s salary utilized in the chart above of £440,000 as CEO and £338,500 as CSO have been translated to USD at a rate of $1.30 to £1.00 for comparability.

2.	Target scenario comprises of fixed pay as set out above, and bonus pay-outs assuming on-target performance, as set in the policy, at a maximum target of 80% of salary for the executive directors.

3.	Maximum scenario comprises of fixed pay as set out above, and 100% of maximum bonus pay-out, which is set in the policy at two times of the maximum target of 80% of salary for the executive directors.

The variable remuneration in the charts above only include annual bonus opportunity. The Executive Directors will additionally receive awards under the SOIP in 2020, in the form of market value options and PSUs. The maximum and target value of any equity awards under the plan is not defined, and, therefore, the awards cannot be valued nor included in the charts. Consequently, no share price growth has been factored into the chart.

DIRECTORS’ REMUNERATION REPORT

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Other remuneration policies

Remuneration for new appointments

Where it is necessary to appoint or replace an Executive Director or to promote an existing Executive Director, the Committee’s approach when considering the overall remuneration arrangements in the recruitment of a new Executive Director is to take account of the calibre, expertise and responsibilities of the individual, his or her remuneration package in their prior role and market rates. Remuneration will be in line with our policy and the Committee will not pay more than is necessary to facilitate their recruitment.

The remuneration package for a new Executive Director will be set in accordance with the terms of the Company’s approved remuneration policy in force at the time of appointment. Further details are provided below:

Salary

The Committee will set a base salary appropriate to the calibre, experience and responsibilities of the new appointee. In arriving at a salary, the Committee may take into account, amongst other things, the market rate for the role and internal relativities.

The Committee has the flexibility to set the salary of a new Executive Director at a lower level initially, with a series of planned increases implemented over the following few years to bring the salary to the desired positioning, subject to individual performance.

In exceptional circumstances, the Committee has the ability to set the salary of a new Executive Director at a rate higher than the market level to reflect the criticality of the role and the experience and performance of the individual.

Benefits	Benefits will be consistent with the principles of the policy. The Company may award certain additional benefits and other allowances including, but not limited to, those to assist with relocation support, temporary living and transportation expenses, educational costs for children and tax equalisation to allow flexibility in employing an overseas national.

Pension benefits	A maximum pension contribution of 6% of salary may be payable for external appointments. For an internal appointment, his or her existing pension arrangements may continue to operate. Any new Executive Director based outside the UK will be eligible to participate in pension or pension allowance, insurance and other benefit programmes in line with local practice.

Annual bonus	The maximum bonus opportunity for new appointments is 150% of their target bonus.

Other cash or equity-based awards

Executive Directors may receive awards under the SOIP on appointment. The Committee will assess and determine the award level, award vehicle, performance conditions and vesting schedule for each individual on a case-by-case basis. In addition, Executive Directors are eligible to participate in the ESPP subject to the conditions set forth therein.

In addition, the Committee may offer additional cash and/or equity-based elements in order to “buy-out” remuneration relinquished on leaving a former employer. Any awards made in this regard may have no performance conditions, or different performance conditions, or a different vesting schedule compared to the Company’s existing plans, as the Committee considers appropriate. Depending on the timing and responsibilities of the appointment, it may be necessary to set different annual bonus or SOIP performance measures and targets as applicable to other Executive Directors.

DIRECTORS’ REMUNERATION REPORT

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The terms of appointment for a Non-Executive Director would be in accordance with the remuneration policy for Non-Executive Directors as set out in the policy table.

Service contracts and termination policy

Executive Directors have rolling service agreements which may be terminated in accordance with the terms of these agreements. The period of notice for Executive Directors will not normally exceed 12 months. Executive Directors’ service agreements are available for inspection at the Company’s registered office during normal business hours.

Name	Position	Date of service contract	Notice period
Mark Rothera	Chief Executive Officer	30 May 2019	60 days either party

Bobby Gaspar	Chief Scientific Officer	2 January 2018	6 months either party

The Company’s policy on remuneration for Executive Directors who leave the Company is set out below. The Committee will exercise its discretion when determining amounts that should be paid to leavers, taking into account the facts and circumstances of each case. Generally, in the event of termination, the Directors’ service contracts may provide for payment of basic salary over the notice period. Where applicable, the Company may elect to make a payment in lieu of notice (PILON) equivalent in value to basic salary for any unexpired portion of the notice period. PILON payments may be made in monthly instalments or as a lump sum, and the individual is expected to take reasonable steps to seek alternative income to mitigate the payments. The Company may also pay for outplacement services for Executive Directors on termination or the Company may elect to make a payment in lieu of outplacement services. The Company may continue to pay the employer health plan premium for the Executive Director on termination for a period of up to 12 months (up to 18 months in connection with a change in control).

Any outstanding incentive awards will be treated in accordance with the plan rules, as follows:

	Termination without cause or for cause by participant	Termination for cause	Termination without cause or for cause by participant in connection with change of control
Salary	A payment equal to up to 12 months’ salary payable as a lump sum or on a monthly basis, less any amounts payable pursuant to any restrictive covenant agreements (if applicable) (“Restrictive Covenants Agreement Setoff”) paid or to be paid in the same calendar year.	No payment.	A payment of up to 18 months’ salary payable as a lump sum or on a monthly basis for termination without cause, less any Restrictive Covenants Agreement Setoff (if applicable) paid or to be paid in the same calendar year.

DIRECTORS’ REMUNERATION REPORT

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	Termination without cause or for cause by participant	Termination for cause	Termination without cause or for cause by participant in connection with change of control

Annual Bonus	Unpaid annual cash bonus in respect of prior year performance, which otherwise would have been earned if participant had remained employed through the payment date, should be paid in full. A pro-rata amount of the participant’s target bonus for the current year should be paid, subject to the participant’s actual performance.	Unpaid awards lapse in full.	Up to 1.5 times the participant’s target bonus may be payable less any Restrictive Covenants Agreement Setoff (if applicable) paid or to be paid in the same calendar year.

Share Option Incentive Plan	Unvested awards lapse in full, except where the participant leaves in circumstances where they retain a statutory right to return to work (in which case, awards will continue to vest on normal terms).	Unvested awards lapse in full.	On a change of control, merger, reorganization or other corporate event, the Company may seek to replace awards with new awards in the successor company (to the extent agreed with the successor company). In the case of a termination without cause or for cause by the participant in connection with a change of control, such awards will accelerate and vest in full.

Where there is no agreement to replace awards, on a corporate event awards with time- based vesting conditions shall vest on the date of that event and awards with performance-based vesting conditions shall vest on the date of that event to the extent determined by the Company (regardless of the extent to which any performance conditions attached to awards have been satisfied).

DIRECTORS’ REMUNERATION REPORT

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The Company is unequivocally against rewards for failure; the circumstances of any departure, including the individual’s performance, would be taken into account in every case. Statutory redundancy payments may be made, as appropriate. Service agreements may be terminated summarily without notice (or on shorter notice periods) and without payment in lieu of notice in certain circumstances, such as gross misconduct or any other material breach of the obligations under their employment contract. The Company may require the individual to work during their notice period or may place them on garden leave during which they would be entitled to salary, benefits and pension only.

Except in the case of gross misconduct or resignation, the Company may at its absolute discretion reimburse for reasonable professional fees relating to the termination of employment and, where an Executive Director has been required to re-locate, to pay reasonable repatriation costs, including possible tax exposure costs. This includes any statutory entitlements or sums to settle or compromise claims in connection with a termination (including, at the discretion of the Committee, reimbursement for legal advice and provision of outplacement services).

On 17 March 2020, the Company entered into a Separation Agreement and Release with Mr. Rothera (the “Rothera Separation Agreement”), which provides, among other things, that Mr. Rothera will receive (i) an amount equal to 12 months of his base salary, payable in substantially equal installments in accordance with the Company’s payroll practice over 12 months, provided that Mr. Rothera has not breached any of his continuing obligations, (ii) a pro-rated bonus representing Mr. Rothera’s 50% target bonus for 2020, and (iii) reimbursement of COBRA premiums for health benefit coverage for up to 12 months, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to Mr. Rothera had he remained employed with the Company. Additionally, all time-based equity awards held by Mr. Rothera that would have vested had Mr. Rothera remained employed by the Company for an additional 12 months following March 17, 2020 shall immediately vest and become fully exercisable or non-forfeitable. With respect to vested awards held by Mr. Rothera as of the date of his separation, the Company has agreed to extend the exercise period until the earlier of (a) the original expiration date for such vested awards or (b) 12 months after the date of his separation. After taking into account the acceleration of time-based equity awards described above, the unvested equity awards held by Mr. Rothera at the time of his separation will not be exercisable, unless a change in control of the Company occurs within three months of Mr. Rothera’s separation, in which case such unvested equity awards will be accelerated in full. If a change in control does not occur within three months following Mr. Rothera’s separation, such unvested portion of his equity awards shall terminate or be forfeited on the three month anniversary of Mr. Rothera’s separation.

Policy on external appointments

The Board believes that it may be beneficial to the Company for executives to hold non-executive directorships outside the Company. Any such appointments are subject to approval by the Board, and the director may retain any fees received at the discretion of the Board. Neither Executive Director currently holds any outside directorships.

Non-Executive Directors’ terms of engagement

Each of the Non-Executive Directors is engaged under a Non-Executive Director appointment letter. In any event, each appointment is terminable by either party on not less than three months’ written notice. Our board of directors is classified, meaning that each of our directors is designated to one of three classes and is elected to serve a term of between one and three years. The Chair and Non- Executive Directors are only entitled to fees accrued to the date of termination.

DIRECTORS’ REMUNERATION REPORT

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The dates of appointment of each of the Non-Executive Directors serving at 31 December 2019 are summarised in the table below. Dates prior to our incorporation in August 2018 as Orchard Rx Limited (now known as Orchard Therapeutics plc) are for Non-Executive Directors who served on the board of our predecessor company, Orchard Therapeutics Limited (now known as Orchard Therapeutics (Europe) Limited). Dates after year end are for newly appointed Non-Executive Directors.

Non-Executive Directors	Date of contract or date of appointment
Joanne Beck	1 July 2018
Marc Dunoyer	6 June 2018
Jon Ellis	17 July 2018
James Geraghty	4 June 2018
Charles Rowland	1 June 2018
Alicia Secor	7 December 2018
John Curnutte	30 August 2019
Steven Altschuler	3 February 2020

Directors’ letters of appointment are available for inspection at the Company’s registered office during normal business hours and will be available for inspection at the AGM

Annual Report on Remuneration

This part of the report has been prepared in accordance with Part 3 of The Large and Medium-sized Companies and Groups (Accounts and Reports) (Amendment) Regulations 2013 as amended and Rule 9.8.6 of the Listing Rules. Since the Company is not FTSE-listed, it is under no obligation to comply with the UK Corporate Governance Code, but best practice and good governance have been considered when preparing this report. The Annual Report on Remuneration and the Annual Statement by the Chair of the Compensation Committee will be put to a single advisory shareholder vote at the AGM on 17 June 2020.

Compensation Committee (the “Committee”)

The current members of the Committee, who are all independent, are Charles Rowland, Joanne Beck and Alicia Secor.

The Company Chair and members of management are invited to attend meetings where appropriate. The Company Secretary is the secretary to the Committee. Attendees are not involved in any decisions and are not present for any discussions regarding their own remuneration.

No conflicts of interest have arisen during the period and none of the members of the Committee has any personal financial interest in the matters discussed, other than as shareholders. The fees of the Non-Executive Directors are approved by the Board on the joint recommendation of the Committee and the Executive Directors.

Meetings attendance

(since 1 January 2019)

Attendance
Charles Rowland	7 of 7
Joanne Beck	7 of 7
Alicia Secor	7 of 7

DIRECTORS’ REMUNERATION REPORT

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Independent advisors

Wholly independent advice on executive remuneration is received from the Executive Compensation practice of Aon plc. Aon is a member of the Remuneration Consultants Group and is a signatory to its Code of Conduct. Aon advises on remuneration arrangements and all aspects of senior executive remuneration. In 2019, Aon assisted with the Committee and kept the Committee up to date on remuneration trends. During the 2019 financial year, fees charged by Aon for advice provided to the Committee for 2019 amounted to $175,000 (excluding VAT). In addition, Aon provided advice to the Company’s Human Resources function on implementation, which the Committee considers in no way prejudices Aon’s position as the Committee’s independent advisor. Goodwin Procter LLP have also advised the Company’s Human Resources function on compensation.

Activity in the period

The Committee’s principal function is to support Orchard’s strategy by ensuring that those individuals responsible for delivering the strategy are appropriately incentivised and rewarded through the operation of Orchard’s remuneration policy. In implementing the remuneration policy, and in constructing the remuneration arrangements for executive directors and senior employees, the Board, advised by the Committee, aims to provide remuneration packages that are competitive and designed to attract, retain and motivate Executive Directors and senior employees of the highest calibre.

The Committee is responsible for and considered, where applicable, during the period:

•	evaluating the efficacy of the Company’s remuneration policy and strategy;

•	reviewing and determining remuneration to be paid to the Company’s executive officers and directors, including setting the executive remuneration policy;

•	reviewing and making recommendations to the Board regarding remuneration for non-executive members of the Board, including the approval of the director remuneration policy;

•	agreeing the design of all share incentive plans;

•	prepare any report on executive remuneration required by the rules and regulations of the US Securities and Exchange Commission, The Nasdaq Stock Market LLC and as required under UK law;

•

reviewing, evaluating, and approving employment agreements, severance agreements, change- of-control protections, corporate performance goals and objectives, and other compensatory arrangements of the executive officers and other senior management and adjusting remuneration, as appropriate;

•	evaluating and approving remuneration plans and programs and establishing equity remuneration policies;

•

reviewing remuneration practices and trends to assess the adequacy and competitiveness of the executive remuneration programs as compared to industry peers, and determining the appropriate levels and types of remuneration to be paid;

•	approving any loans by the Company to employees;

•

reviewing and approving remuneration arrangements for any executive officer involving any subsidiary, special purpose or similar entity, with consideration of the potential for conflicts of interest; and

•	reviewing the Company’s practices and policies of employee remuneration as they relate to risk management and risk-taking incentives.

DIRECTORS’ REMUNERATION REPORT

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The Committee is formally constituted and operates on written terms of reference, which are available on Orchard’s website, www.orchard-tx.com.

Statement of shareholder voting at 2019 AGM

At last year’s AGM held on 26 June 2019, votes cast by proxy and at the meeting in respect of the Directors’ remuneration were as follows:

	Votes For		Votes Against		Votes Withheld
	% of	Number	% of	Number	% of	Number
	votes	of	votes	of	votes	of
	cast	votes	cast	votes	cast	votes
To approve the Directors’ Remuneration Report	98.2%	36,304,691	1.8%	669,446	0%	750
To approve the Directors’ Remuneration Policy	91.6%	33,863,941	8.4%	3,110,196	0%	750

Single total figure of Directors’ remuneration – year ended 31 December 2019 (audited)

The total remuneration of the individual Directors who served in the year ended 31 December 2019, is shown below. Total remuneration is the sum of emoluments plus Company pension contributions. Total remuneration of the Individual Directors in the year ended 31 December 2018 is for the 2 months after the Company’s listing on the Nasdaq from 31 October 2018 to 31 December 2018. The below table has been presented in US dollars ($) which is the functional currency of the reporting entity:

		Base salary /fees	Benefits[1]	Pension	Bonus[2]	SOIP[3]	Other[4]	Total remun- eration
		$000	$000	$000	$000	$000	$000	$000
Executive Directors
Mark Rothera	2019	527	32	11	369	2,888	77	3,904
	2018	100	7	4	50	350	44	555
Bobby Gaspar	2019	344	—	—	174	503	—	1,021
	2018	55	—	—	33	68	—	156

Non-Executive Directors
Joanne Beck	2019	41	—	—	—	266	—	307
	2018	7	—	—	—	20	—	27
Marc Dunoyer	2019	47	—	—	—	322	—	369
	2018	8	—	—	—	29	—	37
Jon Ellis	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Hong Fang Song	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
James Geraghty	2019	83	—	—	—	631	—	714
	2018	14	—	—	—	81	—	95
Charles Rowland	2019	60	—	—	—	269	—	329
	2018	10	—	—	—	20	—	30
Alicia Secor	2019	43	—	—	—	292	—	335
	2018	—	—	—	—	24	—	24
John Curnutte	2019	16	—	—	—	50	—	66
	2018	—	—	—	—	—	—	—

Total	2019	1,161	32	11	543	5,221	77	7,045
	2018	194	7	4	83	592	44	924

DIRECTORS’ REMUNERATION REPORT

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1.	For Executive Directors, included private health insurance, long term disability, critical illness and death in service benefits.
2.

Bonus for our Executive Directors for 2018 was calculated on an accrual basis for the 2 months after the Company’s listing on the Nasdaq. Bonus for our Executive Directors for 2019 was paid in February 2020.

3.

SOIP options do not have performance conditions and have therefore been included based on the proportion of expense incurred on a straight-line basis during the period based on their Black Scholes estimated value at date of grant. 2018 comparators have been restated using the same approach, resulting in restated total remuneration for 2018.

4.	Other expenses include payments for relocation/housing benefits and tax-related services.

2019 Annual bonus (audited)

In 2019, the CEO and CSO’s annual bonus outcome of 140% and 145% of target, respectively resulted in a total bonus pay out of 70% of the CEO’s base salary and 51% of the CSO’s base salary for the financial year ended 31 December 2019.

During a series of meetings in December 2019 and January 2020, the Compensation Committee evaluated achievement of the 2019 corporate objectives and each Executive Director’s individual performance. The Compensation Committee reviewed the following corporate goals and based on the results approved a 140% achievement level of the 2019 corporate objectives as the Company exceeded the target goals. The goals were as follows:

Corporate Goals and Achievements

•

Advance lead three clinical programs to regulatory filing: enable a filing with the U.S. Food and Drug Administration (“FDA”) in 2020 for OTL-101 for the treatment of ADA-SCID, enable a filing with the EMA in 2020 for OTL-200 for the treatment of MLD, and enable filings with each of the EMA and FDA in 2021 for OTL-103 for the treatment of WAS – Our key achievements in 2019 for our lead three programs included filing an MAA with the EMA for OTL-200 ahead of schedule, releasing key data sets with respect to OTL-101, OTL-200 and OTL-103, and initiating a clinical trial for OTL-103 in which patients were treated using a cryopreserved formulation.

•

Build a world-leading pipeline, advancing early stage programs into and through the clinic – We made several advancements to our pipeline, including in-licensing OTL-203 for the treatment of MPS-I, reporting data from clinical proof-of-concept trials for multiple of our product candidates and submitting a clinical trial application for another product candidate.

•

Build a world-leading chemistry, manufacturing, and controls (“CMC”) platform, including manufacturing facility design and implementation of processes for improved transduction efficiency – We completed the conceptual design of an in-house manufacturing facility in Fremont, California and initiated implementation of select transduction enhancers for certain of our clinical programs.

•

Fund Company growth and operations through mid-2021 – We entered into a credit facility in May 2019 and closed a follow-on public offering in June 2019, which extended our cash runway into the second half of 2021.

During a series of meetings in December 2019 and January 2020, the Compensation Committee evaluated our achievement of the 2019 corporate objectives and each executive director’s individual performance. Based on our 2019 results, the Compensation Committee determined that our corporate performance was 140% of target.

DIRECTORS’ REMUNERATION REPORT

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The table below sets forth the 2019 annual base salaries, target annual cash bonuses, relative weighting of corporate and individual performance, and the 2019 annual cash bonuses earned by our executive director’s.

			Corporate Performance			Individual Performance
Executive Director	2019 Annual Base salary ($)	Target Annual Cash Bonus (% of annual base salary)	Weighting (%)	Outcome (% of salary)	Cash outcome ($)	Weighting (%)	Outcome (% of salary)	Cash outcome ($)	Annual Cash Bonus (%)	Annual Cash Bonus ($)
Mark Rothera	$527,440	50%	100%	140%	$369,208	—	—	—	70%	$369,208
Bobby Gaspar	$344,381	35%	70%	140%	$118,111	30%	155%	$56,042	51%	$174,154

1	Dr. Gaspar’s base salary and bonus are paid in GBP (£) and awards have been translated into USD at a rate of £1.00 = $1.3118, which was the prevailing rate as of 31 December 2019.

Share Option Incentive Plan

Awards granted to Executive Directors in 2020

In January 2020, the CSO was granted share options. Additionally, upon his promotion, Bobby Gaspar was granted PSUs and share options as follows (in thousands, except share and per share amounts):

Executive Director	Form of Award		Date of Grant	Shares Covered	Exercise Price	Face Value at Date of Grant	Fair Value at Date of Grant	Expiry Date	Vest Terms	Vested	Exercised	Value realized at exercise or vesting	Unexe- rcised
Bobby Gaspar	FMV Options	*(1)	02 Jan 2020	200,000	$13.58	$2,716	$1,729	01 Jan 2030	(1)	Nil	N/A	N/A	N/A
Bobby Gaspar	PSU	**	01 April 2020	195,000	N/A	$1,375	$1,375	02 Jan 2024	(2)	Nil	N/A	N/A	N/A
Bobby Gaspar	FMV Options	*(3)	01 April 2020	300,000	$7.05	$2,115	$1,316	31 March 2030	(3)	Nil	N/A	N/A	N/A

*

The fair market value options are granted at the market price which is the exercise price. The face value at date of grant is calculated as the number of shares multiplied by the exercise price. The fair value at date of grant is calculated as the Black Scholes value.

**	The fair value on date of grant for the PSU is based on the market price on the date of grant. None of the performance conditions, as described below, have been deemed probable.
(1)	The options vest, and become exercisable, over a four-year period on a monthly basis commencing upon the one-month anniversary of the vesting commencement date of 2 January 2020.
(2)

Bobby Gaspar received a one-time grant of 195,000 PSUs, effective 1 April 2020. This PSU award vests as follows: 1/3 of the PSUs will vest on each of the first three of specific clinical and regulatory milestones achieved, subject to Bobby Gaspar remaining an employee of the Company on the date of achievement and provided that in each case the milestone is achieved on or before 2 January 2024.

(3)	The options vest, and become exercisable, over a four-year period on a monthly basis commencing upon the one-month anniversary of the vesting commencement date of 1 April 2020.

Awards granted to Executive Directors in the year ended 31 December 2019 (audited)

The table below sets forth the option and PSU awards approved in January 2019 (in thousands, except share and per share amounts):

Executive Director	Form of Award		Date of Grant	Shares Covered	Exercise Price	Face Value at Date of Grant	Fair Value at Date of Grant		Expiry Date	Vest Terms	Vested	Exercised	Value realized at exercise	Unexe- rcised
Mark Rothera	FMV options	*	16 Jan 2019	415,000	$12.54	$5,204	$3,330		15 Jan 2029	(1)	95,104	Nil	N/A	415,000
Bobby Gaspar	FMV options	*	16 Jan 2019	50,000	$12.54	$627	$401		15 Jan 2029	(1)	11,458	Nil	N/A	50,000
Bobby Gaspar	PSU		16 Jan 2019	18,750	N/A	$235	$235	**	31 Dec 2021	(2)	Nil	N/A	N/A	N/A

*

The fair market value options are granted at the market price which is the exercise price. The face value at date of grant is calculated as the number of shares multiplied by the exercise price. The fair value at date of grant is calculated as the Black Scholes value.

DIRECTORS’ REMUNERATION REPORT

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**

The fair value on date of grant for the PSU is based on the market price on the date of grant. None of the performance conditions, as described below, have been deemed probable and none have vested as of 31 December 2019.

(1)	The options vest, and become exercisable, over a four-year period on a monthly basis commencing upon the one-month anniversary of the date of grant.
(2)

In January 2019, PSUs were granted to further incentivise the executive team towards meeting longer-term performance milestones and in consideration of completing our follow on offering in 2019. The PSUs granted have a three-year performance period of 1 January 2019 to 31 December 2021 and vest as to 1/3 of the award with vesting linked to the achievement of three specific regulatory and research and development milestones and one market condition based upon the volume weighted-average price (“VWAP”) of the Company’s ADSs for a certain period. The award becomes fully vested upon achievement of three of the four performance conditions. None of the milestones were deemed probable as of 31 December 2019.

During the year ended 2019, Mark Rothera exercised 30,000 share options that were granted in 2017 with an exercise price of $2.44 per share. The value realized on exercise was $372,176.

Awards granted to Executive Directors between 1 January 2018 and 31 December 2018 (audited)

The CEO and CSO received the following share option awards during the financial year from 1 January 2018 through 31 December 2018 prior to our listing as a public company, as set forth in the table below (in thousands, except share and per share amounts):

Executive Director	Form of Award		Date of Grant	Shares Covered	Exercise Price	Face Value at Date of Grant	Fair Value at Date of Grant		Expiry Date	Vest Terms	Vested	Exercised	Value realized at exercise	Unexe- rcised
Mark Rothera	FMV Options	*	7 Feb 2018	436,686	$2.44	$1,064	$672		6 Feb 2028	(1)	200,148	Nil	N/A	436,686
Mark Rothera	FMV Options	*	13 Sep 2018	410,289	$9.06	$3,717	$2,281		12 Sep 2028	(2)	128,222	Nil	N/A	410,289
Mark Rothera	PSU		15 Nov 2018	219,922	N/A	$3,703	$3,703	**	31 Dec 2021	(3)	Nil	N/A	N/A	N/A
Bobby Gaspar	Nominal value options		7 Feb 2018	40,015	£0.00002	$98	$98		6 Feb 2028	(2)	18,340	Nil	N/A	40,015
Bobby Gaspar	Nominal value options		13 Sep 2018	96,420	£0.00002	$873	$873		12 Sep 2028	(1)	30,131	Nil	N/A	96,420

*

The fair market value options are granted at the market price which is the exercise price. The face value at date of grant is calculated as the number of shares multiplied by the exercise price. The fair value at date of grant is calculated as the Black Scholes value.

**

The fair value on date of grant for the PSU is based on the market price on the date of grant. None of the performance conditions, as described below, have been deemed probable and none have vested as of 31 December 2018.

(1)	The options vest, and become exercisable, over a four-year period, 25% one year from the grant date, and 36 equal monthly vesting periods thereafter.
(2)	The options vest, and become exercisable, over a four-year period on a monthly basis commencing upon the one-month anniversary of the grant date.
(3)

One third of the award will vest on occurrence of each of the first three of four milestone events, provided that in each case the milestone is achieved on or before 31 December 2021. These milestone events are linked to certain regulatory and research and development milestones. The market value on the date of grant was $16.84 per share. None of the milestones were deemed to be probable at the time of grant and at 31 December 2018.

DIRECTORS’ REMUNERATION REPORT

continued

Awards granted to Non-Executive directors between 1 January 2019 and 31 December 2019 (audited)

Non-executive directors received the following option awards during the year, each vesting based on continued employment only (in thousands, except for share and per share amounts):

Executive Director	Form of Award		Date of Grant	Shares Covered	Exercise Price	Face Value at Date of Grant	Fair Value at Date of Grant	Expiry Date	Vest Terms	Vested	Exercised	Value realized at exercise	Unexe- rcised
Joanne Beck	FMV Options	*	26 June 2019	35,000	$13.20	$462	$287	25 June 2029	(1)	Nil	N/A	N/A	35,000
Marc Dunoyer	FMV Options	*	26 June 2019	35,000	$13.20	$462	$287	25 June 2029	(1)	Nil	N/A	N/A	35,000
James Geraghty	FMV Options	*	26 June 2019	35,000	$13.20	$462	$287	25 June 2029	(1)	Nil	N/A	N/A	35,000
Charles Rowland	FMV Options	*	26 June 2019	35,000	$13.20	$462	$287	25 June 2029	(1)	Nil	N/A	N/A	35,000
Alicia Secor	FMV Options	*	26 June 2019	35,000	$13.20	$462	$287	25 June 2029	(1)	Nil	N/A	N/A	35,000
Hong Fang Song	N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Jon Ellis	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A
John Curnutte	FMV Options	*	30 August 2019	50,000	$14.80	$740	$449	29 August 2029	(2)	6,944	Nil	N/A	50,000

*

The fair market value options are granted at the market price which is the exercise price. The face value at date of grant is calculated as the number of shares multiplied by the exercise price. The fair value at date of grant is calculated as the Black Scholes value.

(1)	The options vest, and become exercisable, 33% after one year and 24 equal monthly vesting period thereafter.
(2)	The options vest, and become exercisable, over a three-year period on a monthly basis commencing upon the one-month anniversary of the grant date.

Jon Ellis and Hong Fang Song received no option grants during the year.

Awards granted to Non-Executive directors in 2018 (audited)

In 2018, Non-executive directors received the following option awards, each vesting based on continued employment only (in thousands, except share and per share amounts):

Executive Director	Form of Award	Date of Grant	Shares Covered	Exercise Price	Face Value at Date of Grant	Fair Value at Date of Grant	Expiry Date	Vest Terms	Vested	Exercised	Value realized at exercise	Unexe- rcised
Joanne Beck	Fair market value options	21 Jul 2018	80,030	$7.10	$568	$353	20 Jul 2028	(1)	39,815	Nil	N/A	80,030
Marc Dunoyer	Nominal value options	12 Jun 2018	80,030	£0.00002	$521	$521	11 Jun 2028	(1)	39,815	Nil	N/A	80,030
James Geraghty	Fair market value options	12 Jun 2018	320,120	$4.74	$1,517	$1,450	11 Jun 2028	(1)	177,133	Nil	N/A	320,120
Charles Rowland	Fair market value options	12 Jun 2018	80,030	$4.74	$379	$362	11 Jun 2028	(1)	39,815	Nil	N/A	80,030
Alicia Secor	Fair market value options	7 Dec 2018	50,000	$15.09	$754	$436	6 Dec 2028	(1)	16,500	Nil	N/A	50,000

*

The fair market value options are granted at the market price which is the exercise price. The face value at date of grant is calculated as the number of shares multiplied by the exercise price. The fair value at date of grant is calculated as the Black Scholes value.

(1)	The options vest, and become exercisable, over a three-year period, 33% one year from the grant date, and 24 equal monthly vesting periods thereafter.

DIRECTORS’ REMUNERATION REPORT

continued

Jon Ellis and Hong Fang Song received no option grants during the year.

Payments to former Directors and for loss of office (audited)

No payments were made to former Directors of the Company or in relation to loss of office during the year.

External directorships

The Executive Directors do not currently hold any outside directorships.

Statement of Directors’ shareholding and share interests (audited)

The share interests of each Director as at 31 December 2019 (together with interests held by his or her connected persons) are set out in the table below.

		Shares			Share Options
	Beneficially owned shares as at 31 December 2019	Unvested without performance conditions	Unvested with performance conditions	Vested but unexercised	Unvested without performance conditions	Unvested with performance conditions
Executive Directors
Mark Rothera	103,796	—	219,922	1,279,245	1,527,428	—
Bobby Gaspar	352,319	—	18,750	637,599	151,624	—
Non-Executive Directors
Joanne Beck	9,294	—	—	39,815	75,215	—
John Curnutte	—	—	—	—	50,000	—
Marc Dunoyer	37,179	—	—	39,815	75,215	—
Jon Ellis	—	—	—	—	—	—
James Geraghty	44,391	—	—	177,133	177,987	—
Charles Rowland	12,294	—	—	39,815	75,215	—
Alicia Secor	—	—	—	68,500	16,500	—
Hong Fang Song	—	—	—	—	—	—

The share interests of each Director as at 31 December 2018 (together with interests held by his or her connected persons) are set out in the table below.

		Shares			Share Options
	Beneficially owned shares as at 31 December 2018	Unvested without performance conditions	Unvested with performance conditions	Vested but unexercised	Unvested without performance conditions	Unvested with performance conditions
Executive Directors
Mark Rothera	90,304	—	219,922	517,740	1,903,933	—
Bobby Gaspar	417,319	—	—	433,000	306,223	—
Non-Executive Directors
Joanne Beck	9,294	—	—	—	80,030	—
Marc Dunoyer	37,179	—	—	—	80,030	—
Jon Ellis	—	—	—	—	—	—
James Geraghty	44,391	—	—	—	320,120	—
Charles Rowland	12,294	—	—	—	80,030	—
Alicia Secor	—	—	—	—	50,000	—
Hong Fang Song	—	—	—	—	—	—

DIRECTORS’ REMUNERATION REPORT

continued

Performance graph and table

The chart below shows the Company’s Total Shareholder Return (TSR) performance compared with that of the NASDAQ Biotechnology Index over the period from the date of the Company’s admission to 31 December 2019. The NASDAQ Biotechnology Index has been chosen as an appropriate comparator as it is the index of which the Company is a constituent. TSR is defined as the return on investment obtained from holding a company’s shares over a period. It includes dividends paid, the change in the capital value of the shares and any other payments made to or by shareholders within the period.

This graph shows the value, by 31 December 2019, of $100 invested in Orchard Therapeutics on 31 October 2018 at the IPO price of $14, compared with the value of $100 invested in the NASDAQ Biotechnology Index.

The other points plotted are the values at each intervening day.

Aligning pay with performance

The total remuneration figure for the CEO is shown in the table below, along with the value of bonuses paid, and SOIP vesting, as a percentage of the maximum opportunity. Figures from 2018 were calculated on the accrual basis of accounting for the 2 months after listing as a public company from 31 October 2018 to 31 December 2018:

Chief Executive Officer	2018	2019
Total remuneration ($000)	$555	$3,904
Actual bonus (% of the maximum)	N/A	44	%*
SOIP PSUs vesting (% of the maximum) **	N/A	N/A

*	Calculated as actual bonus paid in year over the maximum of two times 80% at target, i.e. 160% of salary
**	There is no maximum grant policy under the SOIP; therefore, this information cannot be disclosed.

DIRECTORS’ REMUNERATION REPORT

continued

Percentage change in remuneration of the Chief Executive Officer

The year on year movement to 31 December 2019 of CEO pay versus that of employees is disclosed in the table below.

	CEO % change*	Employees % change
Salary	3%	10%
Benefits*	(25%)	13%
Annual bonus*	23%	2%

*	2018 data annualised. The percentage change noted in the table above has been based on US employees, as our CEO is based in the United States.

Relative importance of spend on pay

The table below illustrates the Company’s expenditure on pay by the Group in comparison to research and development expenses.

	2018	2019	% change
Research and development expenses[1]	$71,712	$117,363	64%
Total employee pay expenditure ($’000)[2]	$35,265	$69,486	97%

1.	The effects of a one-time in-process research and development charge in the amount of $133,601 has been excluded from 2018 research and development expenses.
2.

Total employee pay expenditure in the table above is inclusive of cash payments for salaries and wages, as well as employer benefits and tax costs. It also includes $19,424k and $6,766k in non-cash share-based compensation expense for 2019 and 2018 respectively.

Statement of implementation of remuneration policy in 2020

Annual base salary

	Base salary 2019	Base salary[2] 2020
Executive Directors
Mark Rothera	$527,440	$543,300
Bobby Gaspar[1]	£262,500	£338,500
Bobby Gaspar[3]	—	£440,000

1.	Bobby Gaspar’s salary is pro-rated for 4 days a week.
2.	Effective from 1 January 2020 unless stated otherwise
3.	Promoted to CEO effective 18 March 2020; salary applies from that date and is for 5 days a week.

Benefits and pension

In 2020, Executive Directors are eligible for the same benefits (such as health insurance and pension) as provided to all employees in the jurisdiction in which they reside. Pension contributions for Executive Directors are up to 6% of base salary.

DIRECTORS’ REMUNERATION REPORT

continued

Bonus

The CEO will be entitled to a target bonus of 50% of base salary, and the CSO will be entitled to a target bonus of 40% of base salary in 2020, with final payout up to 150% of target bonus. Upon his promotion to CEO, Bobby Gaspar’s target annual bonus will be increased to 60%, with a maximum of up to 150% of target bonus.

These 2020 targets and maxima have been set within the overall Directors’ Remuneration Policy maximum of twice the maximum target of 80% of salary. The bonus will be paid in cash and subject to the achievement of a number of strategic objectives determined by the Committee.

Specific targets are commercially sensitive and therefore are not disclosed in advance. However, full details of the targets and performance against them will be disclosed when they are no longer considered commercially sensitive.

Share Option Incentive Plan (SOIP)

In January 2020, the CSO was granted 200,000 share options in the Company at a strike price of $13.58 per share, based on the closing price of the Company’s ADSs on the Nasdaq Global Select Market on 2 January 2020. The share options will expire 10 years from the date of grant. The share options vest monthly over a 4-year period and contain no performance conditions.

Upon his promotion to CEO, Bobby Gaspar was granted an option to purchase 300,000 of the Company’s ordinary shares, effective 1 April 2020 with an exercise price equal to the closing price of the Company’s ADSs on the Nasdaq Global Select Market on 1 April 2020. The foregoing options will vest in equal monthly installments over four years commencing on the date of grant. In addition, Dr. Gaspar received a one-time grant of 195,000 PSUs, effective 1 April 2020. This PSU award vests on 2 January 2024 as to 1/3 of the award for each of the first three to occur of four milestones, if each such milestone is achieved by the Company on or before 31 December 2023 and Dr. Gaspar remains continuously employed with the Company through 2 January 2024. The milestones relate to achievement of specific clinical and regulatory milestones: completing pre-clinical proof-of-concept for non-rare disease indications, submitting an investigational new drug or investigational medicinal product dossier for a rare disease indication, and implementing either a transduction enhancer into a clinical program or developing stable cell line technology that can be used in a clinical trial.

The newly appointed Non-Executive Director, Steven Altschuler, was granted an option to purchase 50,000 ordinary shares of the Company with an exercise price equal to the closing price of the Company’s ADSs on the Nasdaq Global Select Market on 3 February 2020. The shares subject to the option will vest in equal monthly installments over a three-year period commencing on the date of grant. Dr. Altschuler will be eligible to receive an annual stock option grant as well as annual cash retainers and supplementary fees according to Company policy as described below.

DIRECTORS’ REMUNERATION REPORT

continued

Non-Executive Directors’ fees

Non-Executive Directors are eligible to receive the following cash compensation annually:

	2020 Fee in $’000	2019 Fee in $’000
Base fee:
Board Chair	$85	$75
Board Member	$45	$35

Additional fees:
Audit Committee Chair	$18	$15
Audit Committee Member	$9	$7.5
Compensation Committee Chair	$15	$10
Compensation Committee Member	$7.5	$5
Nominating and Corporate Governance Committee Chair	$10	$8
Nominating and Corporate Governance Committee Member	$5	$4
Science and Technology Committee Chair	$10	$8
Science and Technology Committee Member	$5	$4

The Company provides an initial, one-time equity award of 50,000 stock options to each new Non-Executive Director upon his or her election to our board of directors. Under normal circumstances, initial share awards vest monthly over three years. The Company intends to provide an annual equity incentive award of 35,000 stock options to each Non-Executive Director at the AGM. Options awarded annually will usually vest upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual general meeting.

Non-Executive Directors will not be eligible to participate in any performance-based incentive plans.

Jon Ellis does not receive fees for his services on the Board, and Hong Fang Song did not receive fees for her services on the Board when she was a Non-Executive Director.

Each Non-Executive Director will also be entitled to reimbursement of reasonable expenses and reimbursement of up to $2,500 for tax preparation assistance if Board services requires a Non-Executive Director to file a tax return in a jurisdiction that the director otherwise would not have been required to file.

On behalf of the Board

Charles Rowland, Jr.

Chair of the Compensation Committee

9 April 2020

Annex B

DATED ~~2 NOVEMBER 2018~~                                          2020

The Companies Act 2006

Public Company Limited by shares

ARTICLES OF ASSOCIATION

of

ORCHARD THERAPEUTICS PLC

B-i

B-ii

B-iii

Company number: 11494381

NEW

ARTICLES OF ASSOCIATION

of

ORCHARD THERAPEUTICS PLC (the “Company”)

1	Defined terms

1.1

No regulations or articles set out in any statute, or in any statutory instrument or other subordinate legislation made under any statute, concerning companies (including the regulations in the Companies (Model Articles) Regulations 2008 (SI 2008/3229)) shall apply as the articles of the Company. The following shall be the articles of association of the Company.

2	Interpretation

2.1	In these Articles, the following words and expressions shall have the meanings set out below:

“Act” means the Companies Act 2006

“address” includes any number or address used for the purposes of sending or receiving documents or information by electronic means

“Articles” means these articles of association as altered from time to time and Article shall be construed accordingly

“Board” means the board of Directors for the time being of the Company or the Directors present or deemed to be present at a duly convened quorate meeting of the Directors

“certificated shares” a share which is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly

“clear days” in relation to a period of notice means that period excluding the day when the notice is served or deemed to be served and the day for which it is given or on which it is to take effect

“Companies Acts” means the Act, the Companies Act 1985 and, where the context requires, every other statute from time to time in force concerning companies and affecting the Company

“Deferred Shares” has the meaning given to it in Article 4

“Director” means a director for the time being of the Company

“FSMA” means the Financial Services and Markets Act 2000

“electronic form” has the meaning given to it in section 1168 of the Act

“electronic means” has the meaning given to it in section 1168 of the Act

“Listing” means the listing of the Company’s Ordinary Shares (in the form of American depositary shares) on NASDAQ

“member” means a member of the Company, or where the context requires, a member of the Board or of any committee

“NASDAQ” means The NASDAQ Stock Market LLC

“NASDAQ Rules” means the rules of NASDAQ

“Office” means the registered office from time to time of the Company

“Operator” means Euroclear UK and Ireland Limited or such other person as may for the time being be approved by HM Treasury as Operator under the uncertificated securities rules

“Ordinary Shares” has the meaning given to it in Article 4

“paid up” means paid up or credited as paid up

“participating class” means a class of shares title to which is permitted by the Operator to be transferred by means of a relevant system

“present” means, for the purpose of physical general meetings, present in person or, for the purposes of electronic general meetings, present by electronic means

“Register” means the register of members of the Company to be maintained under the Act or as the case may be any overseas branch register maintained under Article 117

“relevant system” means a computer-based system which allows units of securities without written instruments to be transferred and endorsed pursuant to the uncertificated securities rules

“Seal” means the common seal of the Company or, where the context allows, any official seal kept by the Company under section 50 of the Act

“Secretary” means the secretary of Company for the time being;

“Share Warrant” means a warrant to bearer issued by the Company in respect of its shares

“uncertificated securities rules” means any provision of the Companies Acts relating to the holding, evidencing of title to, or transfer of uncertificated shares and any legislation, rules or other arrangements made under or by virtue of such provision (including the Uncertificated Securities Regulations 2001 as amended or replaced from time to time and any subordinate legislation or rules made under them for them time being in force)

“uncertificated share” means a share of a class which is at the relevant time a participating class, title to which is recorded on the Register as being held in uncertificated form and references in these Articles to a share being held in uncertificated form shall be construed accordingly

2.2	Headings are used for convenience only and shall not affect the construction or interpretation of these Articles.

2.3	A person includes a corporate and an unincorporated body (whether or not having separate legal personality).

2.4	Words in the singular shall include the plural and vice versa.

2.5	A reference to one gender shall include a reference to the other gender.

2.6

A reference to a statute or statutory provision is a reference to it as it is in force for the time being, taking account of any amendment, extension, or re-enactment and includes any subordinate legislation for the time being in force made under it.

2.7

Any words or expressions defined in the Companies Acts in force when these Articles or any part of these Articles are adopted shall (if not inconsistent with the subject or context in which they appear) have the same meaning in these Articles or that part, save that the word company shall include any body corporate.

2.8

A reference to a document being signed or to signature includes references to its being executed under hand or under seal or by any other method and, in the case of a communication in electronic form, such references are to its being authenticated as specified by the Companies Acts.

2.9	A reference to writing or written includes references to any method of representing or reproducing words in a legible and non-transitory form whether sent or supplied in electronic form or otherwise.

2.10	A reference to documents or information being sent or supplied by or to a company (including the Company) shall be construed in accordance with section 1148(3) of the Act.

2.11	A reference to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.

2.12

If any Article (or part thereof) is or becomes inconsistent with any laws or regulations of any country to which affairs of the Company are subject such laws or regulations shall prevail and the relevant Article (or part thereof) shall be construed accordingly.

2.13

A reference to an electronic platform or electronic platforms include, without limitation, website addresses and conference call systems, and references to persons attending meetings by electronic means attendance at electronic general meetings via the electronic platform(s) stated in the notice of such meeting.

3	Form of Resolution

Subject to the Companies Acts, where anything can be done by passing an ordinary resolution, this can also be done by passing a special resolution.

4	Capital

The capital of the Company is divided into an unlimited number of ordinary shares of £0.10 pence each (“Ordinary Shares”) and an unlimited number of deferred shares of £4.89687 pence each (“Deferred Shares”) conferring on the holders the rights and being subject to the restrictions set out in this Article 10.

5	Limited Liability

The liability of the members of the Company is limited to the amount, if any, unpaid on the shares in the Company held by them.

6	Change of Name

The Company may change its name by resolution of the Board.

7	Power to Attach Rights to Shares

Subject to the Companies Acts and to any rights attached to existing shares, any share may be issued with or have attached to it such rights and restrictions as the Company may by ordinary resolution determine, or if no ordinary resolution has been passed or so far as the resolution does not make specific provision, as the Board may determine.

8	Allotment of Shares and Pre-Emption

8.1

Subject to the Companies Acts, these Articles and to any relevant authority of the Company in general meeting required by the Act, the Board may offer, allot (with or without conferring rights of renunciation), grant options over or otherwise deal with or dispose of shares or grant rights to subscribe for or convert any security into shares to such persons, at such times and upon such terms as the Board may decide. No share may be issued at a discount.

8.2

The Board may, at any time after the allotment of any share but before any person has been entered in the Register, recognise a renunciation by the allottee in favour of some other person and accord to the allottee of a share a right to effect such renunciation and/or allow the rights to be represented to be one or more participating securities, in each case upon and subject to such terms and conditions as the Board may think fit to impose.

8.3

Under and in accordance with section 551 of the Act, the Directors shall be generally and unconditionally authorised to exercise for each prescribed period all the powers of the Company to allot shares up to an aggregate nominal amount equal to the Section 551 Amount (as defined below).

8.4

Under and within the terms of the said authority or otherwise in accordance with section 570 of the Act, the Directors shall be empowered during each prescribed period to allot equity securities (as defined by the Act) wholly for cash:

(a)	in connection with a rights issue; and

(b)	otherwise than in connection with a rights issue up to an aggregate nominal amount equal to the Section 561 Amount (as defined below).

8.5

During each prescribed period the Company and its Directors by such authority and power may make offers or agreements which would or might require equity securities or other securities to be allotted after the expiry of such period.

8.6	For the purposes of this Article 8:

(a)

rights issue means an offer of equity securities (as defined by the Act) open for acceptance for a period fixed by the Board to holders of equity securities on the Register on a fixed record date in proportion to their respective holdings of such securities or in accordance with the rights attached to them but subject to such exclusions or other arrangements as the Board may deem necessary or expedient with regard to treasury shares, fractional entitlements or legal or practical problems under the laws of any territory or under the requirements of any recognised regulatory body or stock exchange in any territory;

(b)

prescribed period means any period (not exceeding five years on any occasion) for which the authority, in the case of Article 8.3, is conferred or renewed by ordinary or special resolution stating the Section 551 Amount and in the case of Article 8.4 is conferred or renewed by special resolution stating the Section 561 Amount;

(c)	Section 551 Amount means for any prescribed period, the amount stated in the relevant ordinary or special resolution;

(d)	Section 561 Amount means for any prescribed period, the amount stated in the relevant special resolution; and

(e)

the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for or to convert any securities into shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

9	Redeemable Shares

Subject to the Companies Acts and to any rights attaching to existing shares, any share may be issued which can be redeemed or is liable to be redeemed at the option of the Company or the holder. The Board may determine the terms, conditions and manner of redemption of any redeemable shares which are issued. Such terms and conditions shall apply to the relevant shares as if the same were set out in these Articles.

10	Shareholder Rights

10.1	The Ordinary Shares shall rank pari passu as a single class. The Deferred Shares shall rank pari passu as a single class.

10.2

In the event of the liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to members shall be distributed amongst all holders of the Ordinary Shares in proportion to the number of shares held irrespective of the amount paid or credited as paid on any share.

10.3	Any:

(a)

consolidation or merger of the Company with or into another entity or entities (whether or not the Company is the surviving entity) as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board;

(b)	sale or transfer by the Company of all or substantially all of its assets (determined either for the Company alone or together with its subsidiaries on a consolidated basis); or

(c)

sale, transfer or issuance or series of sales, transfers and/or issues of shares by the Company or the holders thereof, as a result of which the holders of the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to such sale or issue cease to own the Company’s outstanding shares possessing the voting power (under ordinary circumstances) to elect a majority of the Board, shall be deemed to be a liquidation, dissolution and winding up of the Company for purposes of Article 10.2 (unless the Board determine otherwise), and the holders of the Ordinary Shares shall be entitled to receive from the Company the amounts payable with respect to the Ordinary Shares on a liquidation, dissolution or winding up of the Company under Article 10.2 in cancellation of their Ordinary Shares upon the completion of any such transaction.

10.4

At a general meeting of the Company and at any separate class meeting of the holders of Ordinary Shares, where a holder of Ordinary Shares is entitled to vote, such holder is entitled to one vote for each Ordinary Share held.

10.5

A holder of Ordinary Shares is entitled to receive notice of any general meeting of the Company (and notice of any separate class meeting of the holders of Ordinary Shares) and a copy of every report, accounts, circular or other document sent out by the Company to members.

10.6	Notwithstanding any other provision of these Articles, the special rights, privileges, restrictions and limitations attaching to the Deferred Shares are as follows:

(a)	the Deferred Shares shall not be entitled to any dividends or to any other right or participation in the profits of the Company;

(b)

on return of assets on liquidation, the Deferred Shares shall confer on the holders thereof an entitlement to receive out of the assets of the Company available for distribution amongst the members (subject to the rights of any new class of shares with preferred rights) the amount paid up or credited as paid up on the deferred shares held by them respectively after (but only after) payment shall have been made to the holders of the Ordinary Shares of the amounts paid up or credited as paid up on such shares and the sum of £1,000,000 in respect of each Ordinary Share held by them respectively. The Deferred Shares shall confer on the holders thereof no further right to participate in the assets of the Company;

(c)

the Deferred Shares do not entitle the holder thereof to vote upon any resolution or to receive notice of, attend any general meeting, or be part of the quorum thereof as the holders of the Deferred Shares;

(d)

any reduction of capital involving the cancellation of the Deferred Shares for no consideration shall not be deemed to be a variation of the rights attaching to them nor a modification or abrogation of the rights or privileges attaching to the Deferred Shares;

(e)

the special rights conferred upon the holders of the Deferred Shares shall be deemed not to be modified, varied or abrogated by the creation or issue of further shares ranking pari passu with or in priority to the Deferred Shares;

(f)	the Deferred Shares shall not be entitled to be reissued with a share certificate;

(g)	no transfer of any Deferred Shares shall be permitted save as provided in Article 10.6(h);

(h)

the Company shall have irrevocable authority at any time to appoint any person to execute on behalf of the holders of the Deferred Shares a transfer thereof and/or an agreement to transfer the same, without making any payment to the holders thereof, or to such person as the Company may determine as custodian thereof and/or to cancel the same without making any payment to the holders thereof and/or acquire the same (in accordance with the provisions of the Act) without making any payment to or obtaining the sanction of the holders thereof; and

(i)	subject to the Act, the Company shall be entitled to purchase any Deferred Shares in issue at any time for no consideration.

11	Pari Passu Issues

If new shares are created or issued which rank equally with any other existing shares, the rights of the existing shares will not be regarded as changed or abrogated unless the terms of the existing shares expressly say otherwise.

12	Variation of Rights

12.1

Subject to the Companies Acts, the rights attached to any class of shares can be varied or abrogated either with the consent in writing of the holders of not less than three-quarters in nominal value of the issued share of that class (excluding any shares of that class held as treasury shares) or with the authority of a special resolution passed at a separate meeting of the holders of the relevant class of shares known as a class meeting.

12.2

The provisions of this Article will apply to any variation or abrogation of rights of shares forming part of a class. Each part of the class which is being treated differently is treated as a separate class in applying this Article.

12.3

All the provisions in these Articles as to general meetings shall apply, with any necessary modifications, to every class meeting except that ~~(a)~~ the necessary quorum at every such meeting shall ~~not be less than two~~ be one or more persons present and between them holding ~~or representing by proxy~~ at least 33 1⁄3 percent in number of the issued shares of the class (excluding any shares of that class held as treasury shares)~~; and~~ provided that where a person is present by proxy or proxies, he is treated as holding only the shares in respect of those proxies which are authorised to exercise voting rights.

~~(b) if at any adjourned meeting of such holders such quorum as set out above is not present, at least one person holding shares of the class who is present in person or by proxy shall be a quorum.~~

12.4	The Board may convene a class meeting whenever it thinks fit and whether or not the business to be transacted involves a variation or abrogation of class rights.

13	Payment of Commission

The Company may in connection with the issue of any shares or the sale for cash of treasury shares exercise all powers of paying commission and brokerage conferred or permitted by the Companies Acts. Any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or other securities or the grant of an option to call for an allotment of shares or any combination of such methods.

14	Trusts Not Recognised

Except as otherwise expressly provided by these Articles, required by law or as ordered by a court of competent jurisdiction, the Company shall not recognise any person as holding any share on any trust, and the Company shall not be bound by or required in any way to recognise (even when having notice of it) any equitable, contingent, future, partial or other claim to or interest in any share other than an absolute right of the holder of the whole of the share.

15	Uncertificated Shares

15.1

Under and subject to the uncertificated securities rules, the Board may permit title to shares of any class to be evidenced otherwise than by certificate and title to shares of such a class to be transferred by means of a relevant system and may make arrangements for a class of shares (if all shares of that class are in all respects identical) to become a participating class. Title to shares of a particular class may only be evidenced otherwise than by a certificate where that class of shares is at the relevant time a participating class. The Board may also, subject to compliance with the uncertificated securities rules, determine at any time that title to any class of shares may from a date specified by the Board no longer be evidenced otherwise than by a certificate or that title to such a class shall cease to be transferred by means of any particular relevant system.

15.2

In relation to a class of shares which is a participating class and for so long as it remains a participating class, no provision of these Articles shall apply or have effect to the extent that it is inconsistent in any respect with:

(a)	the holding of shares of that class in uncertificated form;

(b)	the transfer of title to shares of that class by means of a relevant system; or

(c)	any provision of the uncertificated securities rules,

and, without prejudice to the generality of this Article, no provision of these Articles shall apply or have effect to the extent that it is in any respect inconsistent with the maintenance, keeping or entering up by the Operator, so long as that is permitted or required by the uncertificated securities rules, of an Operator register of securities in respect of that class of shares in uncertificated form.

15.3

Ordinary Shares of a class which is at the relevant time a participating class may be changed from uncertificated to certificated form, and from certificated to uncertificated form, in accordance with and subject as provided in the uncertificated securities rules.

15.4

If, under these Articles or the Companies Acts, the Company is entitled to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over an uncertificated share, then, subject to these Articles and the Companies Acts, such entitlement shall include the right of the Board to:

(a)

require the holder of the uncertificated share by notice in writing to change that share from uncertificated to certificated form within such period as may be specified in the notice and keep it as a certificated share for as long as the Board requires;

(b)

appoint any person to take such other steps, by instruction given by means of a relevant system or otherwise, in the name of the holder of such share as may be required to effect the transfer of such share and such steps shall be as effective as if they had been taken by the registered holder of that share; and

(c)

take such other action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share.

15.5

Unless the Board determines otherwise, shares which a member holds in uncertificated form shall be treated as separate holdings from any shares which that member holds in certificated form but a class of shares shall not be treated as two classes simply because some shares of that class are held in certificated form and others in uncertificated form.

15.6

Unless the Board determines otherwise or the uncertificated securities rules require otherwise, any shares issued or created out of or in respect of any uncertificated shares shall be uncertificated shares and any shares issued or created out of or in respect of any certificated shares shall be certificated shares.

15.7

The Company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the uncertificated securities rules and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption. Any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

16	Share Certificates

16.1

Every person (except a person to whom the Company is not by law required to issue a certificate) whose name is entered in the Register as a holder of any certificated shares shall be entitled, without charge, to receive within the time limits prescribed by the Companies Acts (unless the terms of issue prescribe otherwise) one certificate for all of the shares of that class registered in his name.

16.2

The Company shall not be bound to issue more than one certificate in respect of shares held jointly by two or more persons. Delivery of a certificate to the person first named in the Register shall be sufficient delivery to all joint holders.

16.3

Where a member has transferred part only of the shares comprised in a certificate, he shall be entitled without charge to a certificate for the balance of such shares to the extent that the balance is to be held in certificated form. Where a member receives more shares of any class, he shall be entitled without charge to a certificate for the extra shares of that class to the extent that the balance is to be held in certificated form.

16.4

A share certificate may be issued under Seal (by affixing the Seal to or printing the Seal or a representation of it on the certificate) or signed by at least two Directors or by at least one Director and the Secretary. Such certificate shall specify the number and class of the shares in respect of which it is issued and the amount or respective amounts paid up on it. The Board may be resolution decide, either generally or in any particular case or cases, that any signatures on any share certificates need not be autographic but may be applied to the certificates by some mechanical or other means or may be printed on them or that the certificates need not be signed by any person.

16.5

Every share certificate sent in accordance with these Articles will be sent at the risk of the member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

16.6	No share certificates shall be issued in respect of the Deferred Shares.

17	Replacement Certificates

17.1

Any two or more certificates representing shares of any one class held by any member may at his request be cancelled and a single new certificate for such shares issued in lieu without charge on surrender of the original certificates for cancellation.

17.2	Any certificate representing shares of any one class held by any member may at his request be cancelled and two or more certificates for such shares may be issued instead.

17.3

If a share certificate is defaced, worn out or said to be stolen, lost or destroyed, it may be replaced on such terms as to evidence and indemnity as the Board may decide and, where it is defaced or worn out, after delivery of the old certificate to the Company.

17.4

The Board may require the payment of any exceptional out-of-pocket expenses of the Company incurred in connection with the issue of any certificates under this Article. In the case of shares held jointly by several persons, any such request as is mentioned in this Article may be made by any one of the joint holders.

18	Lien on Shares not Fully Paid

The Company shall have a first and paramount lien on every share, not being a fully paid share, for all amounts payable to the Company (whether presently or not) in respect of that share. The Company’s lien over a share takes priority over any third party’s interest in that share, and extends to any dividend or other money payable by the Company in respect of that share (and, if the lien is enforced and the share is sold by the Company, the proceeds of sale of that share). The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Article.

19	Enforcement of Lien by Sale

The Company may sell, in such manner as the Board may decide, any share over which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after a notice has been served on the holder of the share or the person who is entitled by transmission to the share, demanding payment and stating that if the notice is not complied with the share may be sold. For giving effect to the sale, in the case of a certificated share, the Board may authorise some person to sign an instrument of transfer of the share sold to, or in accordance with the directions, of the buyer. In the case of an uncertificated share, the Board may require the Operator to convert the share into certificated form and after such conversion, authorise any person to sign the instrument of transfer of the share to affect the sale of the share. The buyer shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

20	Application of Proceeds of Sale

The net proceeds of any sale of shares subject to any lien, after payment of the costs, shall be applied:

(a)

first, in or towards satisfaction of so much of the amount due to the Company or of the liability or engagement (as the case may be) as is presently payable or is liable to be presently fulfilled or discharged; and

(b)

second, any residue shall be paid to the person who was entitled to the share at the time of the sale but only after the certificate for the shares sold has been surrendered to the company for cancellation, or an indemnity in a form reasonably satisfactory to the directors has been given for any lost certificates, and subject to a like lien for debts or liabilities not presently payable as existed on the share prior to the sale.

21	Calls

21.1

Subject to these Articles and the terms on which the shares are allotted, the Board may from time to time make calls on the members in respect of any monies unpaid on their shares (whether in respect of nominal value or premium) and not payable on a date fixed by or in accordance with the terms of issue.

21.2

Each member shall (subject to the Company serving upon him at least 14 clear days’ notice specifying when and where payment is to be made and whether or not by instalments) pay to the Company as required by the notice the amount called on for his shares.

21.3	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

21.4	A call may be revoked or postponed, in whole or in part, as the Board may decide.

21.5	Liability to pay a call is not extinguished or transferred by transferring the shares in respect of which the call is required to be paid.

22	Liability of Joint Holders

The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share.

23	Interest on Calls

If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay all expenses that have been incurred by the Company by reason of such non-payment together with interest on the amount unpaid from the day it is due and payable to the time of actual payment at such rate (not exceeding the Bank of England base rate by more than five percentage points) as the Board may decide. The Board may waive payment of the interest or the expenses in whole or in part.

24	Power to Differentiate

On or before the issue of shares, the Board may decide that allottees or holders of shares can be called on to pay different amounts or that they can be called on at different times.

25	Payment of Calls in Advance

The Board may, if it thinks fit, receive from any member willing to advance the same, all or any part of the monies uncalled and unpaid on the shares held by him. Such payment in advance of calls shall, to the extent of the payment, extinguish the liability on the shares on which it is made. The Company may pay interest on the money paid in advance, or so much of it as exceeds the amount for the time being called upon the shares in respect of which such advance has been made, at such rate as the Board may decide. The Board may at any time repay the amount so advanced by giving at least three months’ notice in writing to such member of its intention to do so, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced.

26	Notice if Call or Instalment Not Paid

If any member fails to pay the whole of any call (or any instalment of any call) by the date when payment is due, the Board may at any time give notice in writing to such member (or to any person entitled to the shares by transmission), requiring payment of the amount unpaid (and any accrued interest and any expenses incurred by the Company by reason of such non-payment) by a date not less than 14 clear days from the date of the notice. The notice shall name the place where the payment is to be made and state that, if the notice is not complied with, the shares in respect of which such call was made will be liable to be forfeited.

27	Forfeiture for Non-Compliance

If the notice referred to in Article 26 is not complied with, any share for which it was given may be forfeited, by resolution of the Board to that effect, at any time before the payment required by the notice has been made. Such forfeiture shall include all dividends declared or other monies payable in respect of the forfeited shares and not paid before the forfeiture.

28	Notice After Forfeiture

When any share has been forfeited, notice of the forfeiture shall be served on the holder of the share or the person entitled to such share by transmission (as the case may be) before forfeiture. An entry of such notice having been given and of the forfeiture and the date of forfeiture shall immediately be made in the Register in respect of such share. However, no forfeiture shall be invalidated by any omission to give such notice or to make such entry in the Register.

29	Forfeiture May Be Annulled

The Board may annul the forfeiture of a share, at any time before any forfeited share has been cancelled or sold, re-allotted or otherwise disposed of, on the terms that payment shall be made of all calls and interest due on it and all expenses incurred in respect of the share and on such further terms (if any) as the Board shall see fit.

30	Surrender

The Board may accept the surrender of any share liable to be forfeited and, in any event, references in these Articles to forfeiture shall include surrender.

31	Sale of Forfeited Shares

31.1	A forfeited share shall become the property of the Company.

31.2	Subject to the Companies Acts, any such share may be sold, re-allotted or otherwise disposed of, on such terms and in such manner as the Board thinks fit.

31.3

The Board may, for the purposes of the disposal, authorise some person to transfer the share in question and may enter the name of the transferee in respect of the transferred share in the Register even if no share certificate is lodged and may issue a new certificate to the transferee. An instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of or the person entitled by transmission to, the share. The Company may receive the consideration (if any) given for the share on its disposal.

32	Effect of Forfeiture

A member whose shares have been forfeited shall cease to be a member in respect of such forfeited shares and shall surrender the certificate for such shares to the Company for cancellation. Such member shall remain liable to pay to the Company all sums which at the date of forfeiture were presently payable by him to the Company in respect of such shares with interest (not exceeding the Bank of England base rate by two percentage points) from the date of the forfeiture to the date of payment. The Directors may waive payment of interest wholly or in part and may enforce payment, without any reduction or allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

33	Evidence of Forfeiture

A statutory declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the execution of an instrument of transfer if necessary) constitute a good title to the share. The person to whom the share is transferred or sold shall not be bound to see to the application of the purchase money or other consideration (if any), nor shall his title to the share be affected by any act, omission or irregularity relating to or connected with the proceedings in reference to the forfeiture or disposal of the share.

34	Form of Transfer

34.1	Subject to these Articles:

(a)

each member may transfer all or any of his shares which are in certificated form by instrument of transfer in writing in any usual form or in any form approved by the Board. Such instrument shall be executed by or on behalf of the transferor and (in the case of a transfer of a share which is not fully paid up) by or on behalf of the transferee. All instruments of transfer, when registered, may be retained by the Company.

(b)

each member may transfer all or any of his shares which are in uncertificated form by means of a relevant system in such manner provided for, and subject as provided in, the uncertificated securities rules. No provision of these Articles shall apply in respect of an uncertificated share to the extent that it requires or contemplates the effecting of a transfer by an instrument in writing or the production of a certificate for the share to be transferred.

34.2	The transferor of a share shall be deemed to remain the holder of the share concerned until the name of the transferee is entered in the Register in respect of it.

35	Right to Refuse Registration of Transfer

35.1	The Board may, in its absolute discretion, refuse to register any transfer of a share in certificated form (or renunciation of a renounceable letter of allotment) unless:

(a)	it is for a share which is fully paid up;

(b)	it is for a share upon which the Company has no lien;

(c)	it is only for one class of share;

(d)	it is in favour of a single transferee or no more than four joint transferees;

(e)	it is duly stamped or is duly certificated or otherwise shown to the satisfaction of the Board to be exempt from stamp duty (if this is required); and

(f)

is delivered for registration to the Office (or such other place as the Board may determine), accompanied (except in the case of a transfer by a person to whom the Company is not required by law to issue a certificate and to whom a certificate has not been issued or in the case of a renunciation) by the certificate for the shares to which it relates and such other evidence as the Board may reasonably require to prove the title of the transferor (or person renouncing) and the due execution of the transfer or renunciation by him or, if the transfer or renunciation is executed by some other person on his behalf, the authority of that person to do so.

35.2

The Board shall not refuse to register any transfer or renunciation of partly paid shares which are admitted to, or for which certificated or uncertificated depositary instruments over such shares are admitted to, NASDAQ on the grounds that they are partly paid shares in circumstances where such refusal would prevent dealings in such shares from taking place on an open and proper basis.

35.3	Transfers of shares will not be registered in the circumstances referred to in Article 72.

35.4	The Board may refuse to register a transfer of uncertificated shares in any circumstances that are allowed or required by the uncertificated securities rules and the relevant system.

36	Notice of Refusal to Register a Transfer

If the Board refuses to register a transfer of a share it shall notify the transferee of the refusal and the reasons for it within two months after the date on which the transfer was lodged with the Company or the instructions to the relevant system received. Any instrument of transfer which the Board refuses to register shall be returned to the person depositing it (except if there is suspected or actual fraud). All instruments of transfer which are registered may be retained by the Company.

37	No Fees on Registration

No fee shall be charged for registration of a transfer or other document or instruction relating to or affecting the title to any share or for making any other entry in the Register.

38	Other Powers in Relation to Transfers

Nothing in these Articles shall prevent the Board:

(a)	from recognising a renunciation of the allotment of any share by the allottee in favour of another person; or

(b)

(if empowered to do so by these Articles) from authorising any person to execute an instrument of transfer of a share and from authorising any person to transfer that share in accordance with any procedures implemented under Article 19.

39	Transmission of Shares on Death

If a member dies, the survivors or survivor (where he was a joint holder), and his executors or administrators (where he was a sole or the only survivor of joint holders), shall be the only persons recognised by the Company as having any title to his shares. Nothing in these Articles shall release the estate of a deceased member from any liability for any share which has been solely or jointly held by him.

40	Election of Person Entitled By Transmission

40.1

Any person becoming entitled to a share because of the death or bankruptcy of a member, or otherwise by operation of law, may (on such evidence as to his title being produced as the Board may require) elect either to become registered as a member or to have some person nominated by him registered as a member. If he elects to become registered himself, he shall notify the Company to that effect. If he elects to have some other person registered, he shall execute an instrument of transfer of such share to that person. All the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer (as the case may be) as if it were an instrument of transfer executed by the member and his death, bankruptcy or other event had not occurred. Where the entitlement of a person to a share because of the death or bankruptcy of a member or otherwise by operation of law is proved to the satisfaction of the Board, the Board shall within 30 days after proof cause the entitlement of that person to be noted in the Register.

40.2	A person entitled by transmission to a share in uncertificated form who elects to have some other person registered shall either:

(a)	procure that instructions are given by means of the relevant system to effect transfer of such uncertificated share to that person; or

(b)	change the uncertificated share to certificated form and execute an instrument of transfer of that certificated share to that person.

41	Rights on Transmission

Where a person becomes entitled to a share because of the death or bankruptcy of any member, or otherwise by operation of law, the rights of the holder in relation to such share shall cease. However, the person so entitled may give a good discharge for any dividends and other monies payable in respect of it and shall have the same rights to which he would be entitled if he were the holder of the share, except that he shall not be entitled to receive notice of, or to attend or vote at, any meeting of the Company or any separate meeting of the holders of any class of shares of the Company before he is registered as the holder of the share. The Board may at any time give notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within 30 days, the Board may withhold payment of all dividends and the other monies payable in respect of such share until the requirements of the notice have been complied with.

42	Destruction of Documents

42.1	The Company may destroy any:

(a)	instrument of transfer, after six years from the date on which it is registered;

(b)	dividend mandate or any variation or cancellation of a dividend mandate or any notification of change of name or address, after two years from the date on which it is recorded;

(c)	share certificate, after one year from the date on which it is cancelled;

(d)	instrument of proxy which has been used for the purpose of a poll at any time after one year has elapsed from the date of use;

(e)	instrument of proxy which has not been used for the purpose of a poll at any time after a period of one month has elapsed from the end of the meeting to which the instrument of proxy relates;

(f)	Share Warrant (including coupons or tokens detailed from it) which has been cancelled at any time after seven years from the date on which it was cancelled; or

(g)	other document for which any entry in the Register is made, after six years from the date on which an entry was first made in the Register in respect of it,

provided that the Company may destroy any such type of document at a date earlier than that authorised by this Article if a copy of such document is made and retained (whether electronically, by microfilm, by digital imaging or by other similar means) until the expiration of the period applicable to the destruction of the original of such document.

42.2	It shall be conclusively presumed in favour of the Company that every:

(a)	entry in the Register purporting to have been made on the basis of a document so destroyed was duly and properly made;

(b)	instrument of transfer so destroyed was duly registered;

(c)	share certificate so destroyed was duly cancelled; and

(d)	other document so destroyed had been properly dealt with under its terms and was valid and effective according to the particulars in the records of the Company.

42.3

This Article shall only apply to the destruction of a document in good faith and without notice of any claim (regardless of the parties to it) to which the document might be relevant. Nothing in this Article shall be construed as imposing any liability on the Company in respect of the destruction of any such document other than as provided for in this Article which would not attach to the Company in the absence of this Article. References in this Article to the destruction of any document include references to the disposal of it in any manner.

42.4

References in this Article to instruments of transfer shall include, in relation to uncertificated shares, instructions and/or notifications made in accordance with the relevant system relating to the transfer of such shares.

43	Sub-Division

Any resolution authorising the Company to sub-divide its shares or any of them may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage or be subject to any restriction as compared with the others.

44	Fractions

If any shares are consolidated or consolidated and then divided, the Board has power to deal with any fractions of shares which result. If the Board decides to sell any shares representing fractions, it can do so for the best price reasonably obtainable and distribute the net proceeds of sale among members in proportion to their fractional entitlements. The Board can arrange for any shares representing fractions to be entered in the Register as certificated shares if they consider that this makes it easier to sell them. The Board can sell those shares to anyone, including the Company if the legislation allows, and may authorise any person to transfer or deliver the shares to the buyer or in accordance with the buyer’s instructions. The buyer shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the sale.

45	Annual General Meetings

An annual general meeting shall be held once a year, at such time ~~(consistent with the terms of the Companies Act) and place~~ and places (including electronic platforms) as may be determined by the Board in accordance with the requirements of the Companies Acts.

46	Convening of General Meetings

All meetings other than annual general meetings shall be called general meetings. The Board may, whenever it thinks fit, and shall on requisition in accordance with the Companies Acts, proceed to convene a general meeting which may be held as a physical general meeting or an electronic general meeting.

47	Notice of General Meetings

A general meeting shall be called by at least such minimum notice as is required or permitted by the Companies Acts. The period of notice shall in either case be exclusive of the day on which it is served or deemed to be served and of the day on which the meeting is to be held and shall be given to all members other than those who are not entitled to receive such notices from the Company. The Company may give such notice by any means or combination of means permitted by the Companies Acts.

48	Contents of Notice of Meetings

48.1	~~Every~~ Subject to the provisions of the Companies Acts, every notice calling a meeting shall specify ~~the place, date and time of the meeting, and there shall appear~~:

(a)	whether the meeting shall be a physical or electronic general meeting;

(b)

for physical general meetings, the time, date and place of the meeting (including without limitation any satellite meeting place arranged for the purposes of Article 60, which shall be identified as such in the notice);

(c)

for electronic general meetings, the time, date and electronic platform for the meeting, which electronic platforms may vary from time to time and from meeting to meeting as the Board, in its sole discretion, sees fit; and

(d)

with reasonable prominence in every such notice a statement that a member entitled to attend and vote is entitled to a proxy or (if he has more than one share) proxies to exercise all or any of his rights to attend, speak and vote and that a proxy need not be a member of the Company. Such notice shall also include the address of the website on which the information required by the Act is published, state the procedures with which members must comply in order to be able to attend and vote at the meeting (including the date by which they must comply), provide details of any forms to be used for the appointment of a proxy and state that a member has the right to ask questions at the meeting in accordance with the Act.

48.2

The notice shall specify the general nature of the business to be transacted at the meeting and shall set out the text of all resolutions to be considered by the meeting and shall state in each case whether it is proposed as an ordinary resolution or as a special resolution.

48.3	In the case of an annual general meeting, the notice shall also specify the meeting as such.

48.4

For the purposes of determining which persons are entitled to attend or vote at a meeting and how many votes a person may cast, the Company may specify in the notice of meeting a time, not more than 48 hours before the time fixed for the meeting (not taking into account non-working days) by which a person must be entered in the Register in order to have the right to attend or vote at the meeting or appoint a proxy to do so.

49	Omission to Give Notice and Non-Receipt of Notice

The accidental omission to give notice of any meeting or to send an instrument of proxy (where this is intended to be sent out with the notice) to or the non-receipt of either by, any person entitled to receive the same shall not invalidate the proceedings of that meeting.

50	Postponement of General Meeting

50.1

If the Board considers that it is impracticable or unreasonable to hold ~~a~~ the physical general meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 60 applies) and/or the electronic general meeting on the electronic platform specified in the notice on the date or at the time ~~or place~~ stated in the notice calling the meeting, it may ~~postpone or move~~ change the place (or any of the places, in the case of a meeting to which Article 60 applies) or electronic platform and/or postpone the time and/or date at which the meeting is to be held (or do both). The Board shall take reasonable steps to ensure that notice of the date, time and place of, or electronic platform for, the rearranged meeting is given to any member trying to attend the meeting at the original time and place. Notice of the date, time and place of, or electronic platform for, the rearranged meeting shall, if practicable, also be placed in at least two national newspapers published in the United Kingdom. Notice of the business to be transacted at such rearranged meeting shall not be required. If a meeting is rearranged in this way, appointments of proxy are valid if they are received as required by these Articles not less than 48 hours before the time appointed for holding the rearranged meeting and for the purpose of calculating this period, the Board can decide in their absolute discretion, not to take account of any part of a day that is not a working day. The Board may also postpone or move the rearranged meeting (or do both) under this Article.

51	Quorum at General Meeting

No business shall be transacted at any general meeting unless a quorum is present. If a quorum is not present a chairman of the meeting can still be chosen and this will not be treated as part of the business of the meeting. ~~Two member present in person or by proxy and~~ One or more qualifying persons present at a meeting and between them holding (or being the proxy or corporate representative of the holders of) at least 33 1⁄3 percent in number of the issued shares (excluding any shares held as treasury shares) entitled to attend and vote on the business to be transacted shall ~~be~~ constitute a quorum.

For the purposes of this Article 51:

(a)

a “qualifying person” is an individual who is a member, a person authorised to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting; and

(b)	where a qualifying person is present as proxy of a member in relation to the meeting, he is treated as holding only the shares in respect of which he is authorised to exercise voting rights.

52	Procedure if Quorum Not Present

If a quorum is not present within 15 minutes (or such longer interval as the chairman in his absolute discretion thinks fit) from the time appointed for holding a general meeting, or if a quorum ceases to be present during a meeting, the meeting shall be dissolved if convened on the requisition of members. In any other case, the meeting shall stand adjourned to another day, (not being less than ten clear days after the date of the original meeting), and at such time and place or electronic platform as the chairman (or, in default, the Board) may determine. If at such adjourned meeting a quorum is not present within 15 minutes from the time appointed for holding the meeting, ~~one person entitled to vote on the business to be transacted, being a member or a proxy for a member or a duly authorised representative of a corporation which is a member, shall be a quorum and any notice of an adjourned~~ the meeting shall ~~state this~~ be dissolved.

53	Chairman of General Meeting

53.1

The chairman of the Board shall preside at every general meeting of the Company. If there is no such chairman or if at any meeting he shall not be present within five minutes after the time appointed for holding the meeting, or shall be unwilling to act as chairman, the deputy chairman (if any) of the Board shall, if present and willing to act, preside at such meeting. If more than one deputy chairman is present they shall agree amongst themselves who is to take the chair or, if they cannot agree, the deputy chairman who has been in office as a director the longest shall take the chair.

53.2

If no chairman or deputy chairman shall be so present and willing to act, the Directors present shall choose one of their number to act or, if there be only one Director present, he shall be chairman if willing to act. If there be no Director present and willing to act, the members present and entitled to vote shall choose one of their number to be chairman of the meeting. Nothing in these Articles shall restrict or exclude any of the powers or rights of a chairman of a meeting which are given by law.

54	Entitlement to Attend and Speak

A Director (and any other person invited by the chairman to do so) may attend and speak at any general meeting and at any separate meeting of the holders of any class of shares of the Company, whether or not he is a member.

55	Adjournments

The chairman may, with the consent of a meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn any meeting from time to time (or indefinitely) and from place to place (which place may include electronic platforms) as the meeting shall determine. However, without prejudice to any other power which he may have under these Articles or at common law, the chairman may, without the need for the consent of the meeting, interrupt or adjourn any meeting from time to time and from place to place ~~or~~ (which place may include electronic platforms) for an indefinite period if he is of the opinion that it has become necessary to do so in order to secure the proper and orderly conduct of the meeting or to give all persons entitled to do so a reasonable opportunity of attending, speaking and voting at the meeting or to ensure that the business of the meeting is properly disposed of.

56	Notice of Adjournment

If the meeting is adjourned indefinitely or for more than three months, notice of the adjourned meeting shall be given in the same manner as in the case of the original meeting. Except as provided in these Articles, there is no need to give notice of the adjourned meeting or of the business to be considered there.

57	Business of Adjourned Meeting

No business shall be transacted at any adjourned meeting other than the business which might properly have been transacted at the meeting from which the adjournment took place.

58	Security Arrangement and Orderly Conduct

58.1

The Board at any physical general meeting may direct that any person wishing to attend any meeting should provide such evidence of identity and submit to such searches or other security arrangements or restrictions as the Board shall consider appropriate in the circumstances and shall be entitled in its absolute discretion to refuse entry to any meeting to any person who fails to provide such evidence of identity or to submit to such searches or to otherwise comply with such security arrangements or restrictions.

58.2

The chairman at any physical general meeting shall take such action or give directions as he thinks fit to promote the orderly conduct of the business of the meeting as laid down in the notice of the meeting and to ensure the security of the meeting and the safety of the people attending the meeting. The chairman’s decision on matters of procedure or arising incidentally from the business of the meeting shall be final as shall be his determination as to whether any matter is of such a nature.

~~59 Overflow Meeting Rooms~~

58.3	The Board and, at any electronic general meeting, the chairman may make any arrangement and impose any requirement or restriction as is:

(a)	necessary to ensure the identification of those taking part and the security of the electronic communication; and

(b)	proportionate to those objectives.

In this respect, the Company is able to authorise any voting application, system or facility for electronic general meetings as it sees fit.

59	Other Arrangements for Viewing and Hearing Proceedings at Physical General Meetings

59.1

The Board may, in accordance with this Article, make arrangements for members and proxies who are entitled to attend and participate in a general meeting, but who cannot be seated in the main meeting room where the chairman will be, to attend and take part in a general meeting in an overflow room or rooms. Any overflow room will have appropriate links to the main room and will enable audio-visual communication between the meeting rooms throughout the meeting. The Board will decide how to divide members and proxies between the main room and the overflow room. If an overflow room is used, the meeting will be treated as being held and taking place in the main meeting room and the meeting will consist of all the members and proxies who are attending both in the main meeting room and the overflow room.

59.2	Details of any arrangements for overflow rooms will be set out in the notice of the meeting but failure to do so will not invalidate the meeting.

59.3

The Board may make arrangements for members and proxies who are entitled to attend and participate in a general meeting or an adjourned general meeting, to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. If the general meeting is only held as a physical meeting and not also as an electronic meeting, those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote as the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the physical general meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

60	Satellite Meeting Places

60.1	To facilitate the organisation and administration of any general meeting, the Board may decide that the meeting shall be held at two or more locations.

60.2

For the purposes of these Articles, any general meeting of the Company taking place at two or more locations shall be treated as taking place where the chairman of the meeting presides (the principal meeting place) and any other location where that meeting takes place is referred in these Articles as a satellite meeting.

60.3

A member present in person or by proxy at a satellite meeting may be counted in the quorum and may exercise all rights that they would have been able to exercise if they were present at the principal meeting place.

60.4	The Board may make and change from time to time such arrangements as they shall in their absolute discretion consider appropriate to:

(a)	ensure that all members and proxies for members wishing to attend the meeting can do so;

(b)

ensure that all persons attending the meeting are able to participate in the business of the meeting and to ~~see and~~ hear anyone else addressing the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place, and be heard by all other persons so present in the same way;

(c)	ensure the safety of persons attending the meeting and the orderly conduct of the meeting; and

(d)

restrict the numbers of members and proxies at any one location to such number as can safely and conveniently be accommodated there (including without limitation the issue of tickets or the imposition of some other means of selection).

60.5

The entitlement of any member or proxy to attend a satellite meeting shall be subject to any such arrangements then in force and stated by the notice of the meeting or adjourned meeting to apply to the meeting.

60.6

If there is a failure of communication equipment or any other failure in the arrangements for participation in the meeting at more than one place, the chairman may adjourn the meeting in accordance with Article 55. Such adjournment will not affect the validity of such meeting, or any business conducted at such meeting up to the point of adjournment, or any action taken pursuant to such meeting.

60.7

A person (satellite chairman) appointed by the Board shall preside at each satellite meeting. Every satellite chairman shall carry out all requests made of him by the chairman of the meeting, may take such action as he thinks necessary to maintain the proper and orderly conduct of the satellite meeting and shall have all powers necessary or desirable for such purposes.

61	Electronic General Meetings

61.1

Without prejudice to Article 60, the Board may resolve to enable persons entitled to attend a general meeting hosted on an electronic platform (such meeting being an electronic general meeting) to do so by simultaneous attendance by electronic means with no member necessarily in physical attendance at the electronic general meeting. The members or their proxies present shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the meeting is satisfied that adequate facilities are available throughout the electronic general meeting to ensure that members attending the electronic general meeting who are not present together at the same place may, by electronic means, attend, speak and vote at it.

61.2

If there is a failure of communication equipment, electronic platform, facilities, security or any other failure in the arrangements for participation in the electronic general meeting, the chairman may, without the consent of the meeting, interrupt or adjourn the meeting in accordance with Article 55. Such adjournment will not affect the validity of such meeting, or any business conducted at such meeting up to the point of adjournment, or any action taken pursuant to such meeting.

61.3	Nothing in these Articles prevents a general meeting being held both physically and electronically.

62	Meaning of Participate

62.1

For the purposes of Articles 50, 59 and 60 in relation to physical general meetings, the right of a member to participate in the business of any general meeting shall include without limitation the right to speak, vote on a show of hands, vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

62.2

For the purposes of Articles 50, 59, 61 in relation to electronic general meetings, the right of a member to participate in the business of any general meetings shall include without limitation the right to speak, vote on a poll, be represented by a proxy and have access (including electronic access) to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

63	Amendment to Resolutions

63.1

If an amendment to any resolution under consideration is proposed but is ruled out of order by the chairman of the meeting in good faith, any error in such ruling shall not invalidate the proceedings on the original resolution.

63.2

In the case of a resolution duly proposed as a special resolution, no amendment to it (other than an amendment to correct a patent error) may in any event be considered or voted on. In the case of a resolution duly proposed as an ordinary resolution no amendment to it (other than an amendment to correct a patent error) may be considered or voted on unless either at least 48 hours prior to the time appointed for holding the meeting or adjourned meeting at which such ordinary resolution is to be proposed, notice in writing of the terms of the amendment and intention to move the same has been lodged at the Office or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it or the chairman of the meeting in his absolute discretion decides that it may be considered or voted on.

64	Members’ Resolutions

64.1

Members of the Company shall have the rights provided by the Companies Acts to have the Company circulate and give notice of a resolution which may be properly moved, and is intended to be moved, at the Company’s next annual general meeting.

64.2	Expenses of complying with these rights shall be borne in accordance with the Companies Acts.

65	Method of Voting

65.1

At any general meeting a resolution put to a vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is duly demanded. Subject to the Companies Acts, a poll may be demanded by:

(a)	the chairman of the meeting; or

(b)	at least two members present in person (or by proxy) and entitled to vote at the meeting; or

(c)	a member or members present in person (or by proxy) representing at least one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

(d)

a member or members present in person (or by proxy) holding shares conferring a right to vote at the meeting, being shares on which an aggregate sum has been paid up equal to at least one-tenth of the total sum paid up on all the shares conferring that right.

65.2

If so determined by the chairman of the meeting, resolutions put to the members at electronic general meetings may be voted on by a poll, which poll votes may be cast by such electronic means as the board in its sole discretion deems appropriate for the purposes of the meeting.

65.3	The chairman of the meeting may also demand a poll before a resolution is put to the vote on a show of hands.

65.4	At general meetings, resolutions shall be put to the vote by the chairman of the meeting and there shall be no requirement for the resolution to be proposed or seconded by any person.

65.5

Unless a poll is duly demanded and the demand is not withdrawn, a declaration by the chairman of the meeting that a resolution has on a show of hands been carried, or carried unanimously or by a particular majority, or lost, or not carried by a particular majority, and an entry to that effect in the book containing the minutes of proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of or against such resolution.

66	Objection to Error in Voting

No objection shall be raised to the qualification of any voter or to the counting of, or failure to count, any vote, except at the meeting or adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same is of sufficient magnitude to vitiate the resolution or may otherwise have affected the decision of the meeting. The decision of the chairman of the meeting on such matters shall be final and conclusive.

67	Procedure on a Poll

67.1

Any poll duly demanded on the election of a chairman or on any question of adjournment shall be taken immediately. A poll duly demanded on any other matter shall be taken in such manner (including the use of ballot or voting papers or tickets) and at such time and place or electronic platform, not more than 30 days from the date of the meeting or adjourned meeting at which the poll was demanded, as the chairman shall direct. The chairman may appoint scrutineers who need not be members. It is not necessary to give notice of a poll not taken immediately if the time and place at, or electronic platform on, which it is to be taken are announced at the meeting at which it is demanded. In any other case, at least seven clear days’ notice shall be given specifying the time, date and place at, or electronic platform on, which the poll shall be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

67.2

The demand for a poll (other than on the election of a chairman or any question of adjournment) shall not prevent the continuance of the meeting for the transaction of any business other than the question on which a poll has been demanded.

67.3

The demand for a poll may, before the poll is taken, be withdrawn, but only with the consent of the chairman of the meeting. A demand so withdrawn validates the result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand had not been made.

67.4	On a poll votes may be given in person or by proxy. A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

68	Votes of Members

68.1

Subject to Article 68.2, the Companies Acts, to any special terms as to voting on which any shares may have been issued or may for the time being be held and to any suspension or abrogation of voting rights under these Articles, at any general meeting every member who is present in person (or by proxy) shall on a show of hands have one vote and every member present in person (or by proxy) shall on a poll have one vote for each share of which he is the holder.

68.2

On a show of hands, a duly appointed proxy has one vote for and one vote against a resolution if the proxy has been appointed by more than one member entitled to vote on the resolution and the proxy has been instructed:

(a)	by one or more of those members to vote for the resolution and by one or more other of those members to vote against it; or

(b)	by one or more of those members to vote either for or against the resolution and by one or more other of those members to use his/her discretion as to how to vote.

68.3

If two or more persons are joint holders of a share, then in voting on any question the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the Register.

68.4

Where in England or elsewhere a receiver or other person (by whatever name called) has been appointed by any court claiming jurisdiction in that behalf to exercise powers with respect to the property or affairs of any member on the ground (however formulated) of mental disorder, the Board may in its absolute discretion, upon or subject to production of such evidence of the appointment as the Board may require, permit such receiver or other person on behalf of such member to vote in person, on a show of hands or on a poll, by proxy on behalf of such member at any general meeting or to exercise any other right conferred by membership in relation to meetings of the Company. Evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote shall be deposited at the Office, or at such other place as is specified in accordance with these Articles for the deposit of instruments of proxy, at least 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and, in default, the right to vote shall not be exercisable.

68.5

In the case of equality of votes whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a casting vote.

69	No Right to Vote Where Sums Overdue on Shares

No member may vote at a general meeting (or any separate meeting of the holders of any class of shares), either in person or by proxy, or to exercise any other right or privilege as a member in respect of a share held by him unless:

(a)

all calls or other sums presently due and payable by him in respect of that share whether alone or jointly with any other person together with interest and expenses (if any) have been paid to the Company; or

(b)	the Board determines otherwise.

70	Voting by Proxy

70.1

Subject to Article 70.2, an instrument appointing a proxy shall be in writing in any usual form (or in another form approved by the Board) executed under the hand of the appointer or his duly constituted attorney or, if the appointer is a corporation, under its seal or signed by a duly authorised officer or attorney or other person authorised to sign.

70.2

Subject to the Companies Acts, the Board may accept the appointment of a proxy received by electronic means on such terms and subject to such conditions as it considers fit. The appointment of a proxy received by electronic means shall not be subject to the requirements of Article 70.1.

70.3	For the purposes of Articles 70.1 and 70.2, the Board may require such reasonable evidence it considers necessary to determine:

(a)	the identity of the member and the proxy; and

(b)	where the proxy is appointed by a person acting on behalf of the member, the authority of that person to make the appointment.

70.4

A member may appoint another person as his proxy to exercise all or any of his rights to attend and to speak and to vote (both on a show of hands and on a poll) on a resolution or amendment of a resolution, or on other business arising, at a meeting or meetings of the Company. Unless the contrary is stated in it, the appointment of a proxy shall be deemed to confer authority to exercise all such rights, as the proxy thinks fit.

70.5	A proxy need not be a member.

70.6

A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by the member. When two or more valid but differing appointments of proxy are delivered or received for the same share for use at the same meeting, the one which is last validly delivered or received (regardless of its date or the date of its execution) shall be treated as replacing and revoking the other or others as regards that share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that share.

70.7	Delivery or receipt of an appointment of proxy does not prevent a member attending and voting in person at the meeting or an adjournment of the meeting or on a poll.

70.8

The appointment of a proxy shall (unless the contrary is stated in it) be valid for an adjournment of the meeting as well as for the meeting or meetings to which it relates. The appointment of a proxy shall be valid for 12 months from the date of execution or, in the case of an appointment of proxy delivered by electronic means, for 12 months from the date of delivery unless otherwise specified by the Board.

70.9

Subject to the Companies Acts, the Company may send a form of appointment of proxy to all or none of the persons entitled to receive notice of and to vote at a meeting. If sent, the form shall provide for three-way voting on all resolutions (other than procedural resolutions) set out in the notice of meeting.

71	Receipt of Proxy

71.1	An instrument appointing a proxy and any reasonable evidence required by the Board in accordance with Article 70.3 shall:

(a)

subject to Articles 71.1(c) and (d), in the case of an instrument of proxy in hard copy form, delivered to the office, or another place in the United Kingdom specified in the notice convening the meeting or in the form of appointment of proxy or other accompanying document sent by the Company in relation to the meeting (a proxy notification address) not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote;

(b)	subject to Articles 71.1(c) and (d), in the case of an appointment of a proxy sent by electronic means, where the Company has given an electronic address (a proxy notification electronic address):

(i)	in the notice calling the meeting;

(ii)	in an instrument of proxy sent out by the Company in relation to the meeting;

(iii)	in an invitation to appoint a proxy issued by the Company in relation to the meeting; or

(iv)	on a website maintained by or on behalf of the Company on which any information relating to the meeting is required by the Act to be kept,

it shall be received at such proxy notification electronic address not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote;

(c)

in the case of a poll taken more than 48 hours after it is demanded, delivered or received at a proxy notification address or a proxy notification electronic address and not less than 24 hours before the time appointed for the holding of the adjourned meeting or the taking of the poll; or

(d)

in the case of a poll which is not taken at the meeting at which it is demanded but is taken 48 hours or less after it is demanded, or in the case of an adjourned meeting to be held 48 hours or less after the time fixed for holding the original meeting, received:

(i)	at a proxy notification address or a proxy notification electronic address in accordance with Articles 71.1(a) or (b);

(ii)	by the chairman of the meeting or the secretary or any director at the meeting at which the poll is demanded or, as the case may be, at the original meeting; or

(iii)	at a proxy notification address or a proxy notification electronic address by such time as the chairman of the meeting may direct at the meeting at which the poll is demanded.

In calculating the periods in this Article, no account shall be taken of any part of a day that is not a working day.

71.2

The Board may decide, either generally or in any particular case, to treat a proxy appointment as valid notwithstanding that the appointment or any of the information required under Article 70.3 has not been received in accordance with the requirements of this Article.

71.3

Subject to Article 71.2, if the proxy appointment and any of the information required under Article 70.3 is not received in the manner set out in Article 71.1, the appointee shall not be entitled to vote in respect of the shares in question.

71.4	Without limiting the foregoing, in relation to any uncertificated shares, the Board may from time to time:

(a)	permit appointments of a proxy by means of a communication sent in electronic form in the form of an uncertificated proxy instruction; and

(b)	permit supplements to, or amendments or revocations of, any such uncertificated proxy instruction by the same means.

The Board may in addition prescribe the method of determining the time at which any such uncertificated proxy instruction is to be treated as received by the Company or a participant acting on its behalf. The Board may treat any such uncertificated proxy instruction which purports to be or is expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that holder.

72	Revocation of Proxy

A vote given or poll demanded by a proxy shall be valid in the event of the death or mental disorder of the principal or the revocation of the instrument of proxy, or of the authority under which the instrument of proxy was executed, or the transfer of the share for which the instrument of proxy is given, unless notice in writing of such death, mental disorder, revocation or transfer shall have been received by the Company at the Office, or at such other place as has been appointed for the deposit of instruments of proxy, no later than the last time at which an appointment of a proxy should have been received in order for it to be valid for use at the meeting or on the holding of the poll at which the vote was given or the poll taken.

73	Corporate Representatives

73.1

A corporation (whether or not a company within the meaning of the Act) which is a member may, by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative (or, as the case may be, representatives) at any meeting of the Company or at any separate meeting of the holders of any class of shares.

73.2

Any person so authorised shall be entitled to exercise the same powers on behalf of the corporation (in respect of that part of the corporation’s holdings to which the authority relates) as the corporation could exercise if it were an individual member.

73.3

The corporation shall for the purposes of these Articles be deemed to be present in person and at any such meeting if a person so authorised is present at it, and all references to attendance and voting in person shall be construed accordingly.

73.4

A Director, the Secretary or some person authorised for the purpose by the Secretary may require the representative to produce a certified copy of the resolution so authorising him or such other evidence of his authority reasonably satisfactory to them before permitting him to exercise his powers.

73.5

A vote given or a poll demanded by a corporate representative shall be valid notwithstanding that he is no longer authorised to represent the member unless notice of the revocation of appointment was delivered in writing to the Company at such place or address and by such time as is specified in Article 72 for the revocation of the appointment of a proxy.

74	Failure to Disclose Interests in Shares

74.1

If a member, or any other person appearing to be interested in shares held by that member, has been issued with a notice under section 793 of the Act (section 793 notice) and has failed in relation to any shares (default shares, which expression includes any shares issued after the date of such notice in right of those shares) to give the Company the information required by the section 793 notice within the prescribed period from the service of the notice, the following sanctions shall apply unless the Board determines otherwise:

(a)

the member shall not be entitled in respect of the default shares to be present or to vote (either in person or by representative or proxy) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll or to exercise any other right conferred by membership in relation to any such meeting or poll; and

(b)	where the default shares represent at least 0.25% in nominal value of the issued shares of their class (calculated exclusive of any shares held as treasury shares):

(i)

any dividend or other money payable for such shares shall be withheld by the Company, which shall not have any obligation to pay interest on it, and the member shall not be entitled to elect, pursuant to Article 130, to receive shares instead of that dividend; and

(ii)

no transfer, other than an excepted transfer, of any shares held by the member shall be registered unless the member himself is not in default of supplying the required information and the member proves to the satisfaction of the Board that no person in default of supplying such information is interested in any of the shares that are the subject of the transfer.

For the purposes of ensuring Article 74.1(b)(ii) can apply to all shares held by the member, the Company may in accordance with the uncertificated securities rules, issue a written notification to the Operator requiring conversion into certificated form of any share held by the member in uncertificated form.

74.2	Where the sanctions under Article 74.1 apply in relation to any shares, they shall cease to have effect (and any dividends withheld under Article 74.1(b) shall become payable):

(a)	if the shares are transferred by means of an excepted transfer but only in respect of the shares transferred; or

(b)

at the end of the period of seven days (or such shorter period as the Board may determine) following receipt by the Company of the information required by the section 793 notice and the Board being fully satisfied that such information is full and complete.

74.3

Where, on the basis of information obtained from a member in respect of any share held by him, the Company issues a section 793 notice to any other person, it shall at the same time send a copy of the notice to the member, but the accidental omission to do so, or the non-receipt by the member of the copy, shall not invalidate or otherwise affect the application of Article 74.1.

74.4	For the purposes of this Article:

(a)

a person, other than the member holding a share, shall be treated as appearing to be interested in that share if the member has informed the Company that the person is, or may be, so interested, or if the Company (after taking account of any information obtained from the member or, pursuant to a section 793 notice, from anyone else) knows or has reasonable cause to believe that the person is, or may be, so interested;

(b)	interested shall be construed as it is for the purpose of section 793 of the Act;

(c)	reference to a person having failed to give the Company the information required by a notice, or being in default as regards supplying such information, includes reference:

(i)	to his having failed or refused to give all of any part of it; and

(ii)	to his having given information which he knows to be false in a material particular or having recklessly given information which is false in a material particular;

(d)	prescribed period means 14 days;

(e)	excepted transfer means, in relation to any shares held by a member:

(i)	a transfer by way of or pursuant to acceptance of a takeover offer for the Company (within the meaning of section 974 of the Act); or

(ii)

a transfer in consequence of a sale made through a recognised investment exchange (as defined in section 285 of the FSMA) or any other stock exchange outside the United Kingdom on which the Company’s shares are normally traded; or

(iii)

a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale of the whole of the beneficial interest in the shares to a person who is unconnected with the member and with any other person appearing to be interested in the shares.

74.5	Nothing contained in this Article shall be taken to limit the powers of the Company under section 794 of the Act.

75	Power of Sale of Shares of Untraced Members

75.1	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member, or any share to which a person is entitled by transmission, if and provided that:

(a)

during the period of 12 years before the date of sending of the notice referred to in Article 75.1(b) no cheque, order or warrant in respect of such share sent by the Company through the post in a pre-paid envelope addressed to the member or to the person entitled by transmission to the share, at his address on the Register or other last known address given by the member or person to which cheques, orders or warrants in respect of such share are to be sent has been cashed and the Company has received no communications in respect of such share from such member or person entitled, provided that during such period of 12 years the Company has paid at least three cash dividends (whether interim or final) and no such dividend has been claimed by the person entitled to it;

(b)

on or after expiry of the said period of 12 years, the Company has given notice of its intention to sell such share by sending a notice to the member or person entitled by transmission to the share at his address on the Register or other last known address given by the member or person entitled by transmission to the share and before sending such a notice to the member or other person entitled by transmission, the Company must have used reasonable efforts to trace the member or other person entitled, engaging, if considered appropriate, a professional asset reunification company or other tracing agent and/or giving notice of its intention to sell the share by advertisement in a national newspaper and in a newspaper circulating in the area of the address of the member or person entitled by transmission to the share shown in the Register;

(c)

during the further period of three months following the date of such notice and prior to the exercise of the power of sale the Company has not received any communication in respect of such share from the member or person entitled by transmission; and

(d)

the Company has given notice to NASDAQ of its intention to make such sale, if shares of the class concerned, or certificated or uncertificated depositary instruments over such shares, are listed on NASDAQ or dealt in on any other recognised stock exchange on which the shares are listed.

75.2

To give effect to any sale of shares under this Article, the Board may authorise some person to transfer the shares in question and may enter the name of the transferee in respect of the transferred shares in the Register even if no share certificate has been lodged for such shares and may issue a new certificate to the transferee. An instrument of transfer executed by that person shall be as effective as if it had been executed by the holder of or the person entitled by transmission to, the shares. The buyer shall not be bound to see to the application of the purchase monies, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. If the shares are in uncertificated form, in accordance with the uncertificated securities rules, the Board may issue a written notification to the Operator requiring the conversion of the share to certificated form.

75.3

If during the period of 12 years referred to in Article 75.1, or during any period ending on the date when all the requirements of Articles 75.1(a) to 75.1(d) have been satisfied, any additional shares have been issued in respect of those held at the beginning of, or previously so issued during, any such period and all the requirements of Articles 75.1(b) to 75.1(d) have been satisfied in regard to such additional shares, the Company shall also be entitled to sell the additional shares.

76	Application of Proceeds of Sale of Shares of Untraced Members

The Company shall account to the member or other person entitled to the share for the net proceeds of a sale under Article 75 by carrying all monies relating to such sale to a separate account. The Company shall be deemed to be a debtor to, and not a trustee for, such member or other person in respect of such monies. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments as the Board may think fit. No interest shall be payable to such member or other person in respect of such monies and the Company does not have to account for any money earned on them.

77	Number of Directors

Unless otherwise determined by the Company by ordinary resolution, the number of Directors (other than any alternate Directors) shall be at least two but shall not be subject to any maximum number.

78	Power of Company to Appoint Directors

Subject to these Articles and the Companies Acts, the Company may by ordinary resolution appoint a person who is willing to act to be a Director, either to fill a vacancy or as an addition to the existing Board but the total number of Directors shall not exceed any maximum number fixed in accordance with these Articles.

79	Power of Board to Appoint Directors

Subject to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board but the total number of Directors shall not exceed any maximum number fixed in accordance with these Articles.

80	Eligibility of New Directors

80.1	No person, other than a retiring Director (by rotation or otherwise), shall be appointed or re-appointed a Director at any general meeting unless:

(a)	he is recommended by the Board; or

(b)

at least seven but not more than 42 clear days before the date appointed for the meeting the Company has received notice from a member (other than the person proposed) entitled to vote at the meeting of his intention to propose a resolution for the appointment or re-appointment of that person, stating the particulars which would, if he were so appointed or re-appointed, be required to be included in the Company’s register of directors and a notice executed by that person of his willingness to be appointed or re-appointed, is lodged at the Office.

80.2	A Director need not be a member of the Company.

81	Classes and Retirement of Directors

81.1

Following the Listing, the Directors shall be divided into three classes designated as “Class I”, “Class II” and “Class III”, respectively. The Board is authorised to assign members of the Board already in office such classes at the time the classification becomes effective.

81.2

At the first annual general meeting of the Company following the Listing, each Director in Class I shall retire from office but shall be eligible for re-appointment by ordinary resolution at such annual general meeting and, in each case, where such Director is so re-appointed, they shall be entitled to serve until the third anniversary of such annual general meeting of the Company, at which stage such Director shall retire from office but shall be eligible for further re-appointment.

81.3

At the second annual general meeting of the Company following the Listing, each Director in Class II shall retire from office but shall be eligible for re-appointment by ordinary resolution at such annual general meeting and, in each case, where such Director is so re-appointed, they shall be entitled to serve until the third anniversary of such annual general meeting of the Company, at which stage such Director shall retire from office but shall be eligible for further re-appointment.

81.4

At the third annual general meeting of the Company following the Listing, each Director in Class III shall retire from office but shall be eligible for re-appointment by ordinary resolution at such annual general meeting and, in each case, where such Director is so re-appointed, they shall be entitled to serve until the third anniversary of such annual general meeting of the Company, at which stage such Director shall retire from office but shall be eligible for further re-appointment.

81.5

At each succeeding annual general meeting of the Company following the third annual general meeting of the Company after the Listing, Directors shall be elected to serve for a term of three years to succeed the Directors of the class whose terms expire at such annual general meeting.

81.6	Notwithstanding the foregoing provisions, each Director shall serve until their successor is duly elected and qualified or until their earlier death, resignation or removal.

82	Deemed Re-Appointment

82.1

A Director who retires at an annual general meeting shall (unless he is removed from office or his office is vacated in accordance with these Articles) retain office until the close of the meeting at which he retires or (if earlier) when a resolution is passed at that meeting not to fill the vacancy or to elect another person in his place or the resolution to re-appoint him is put to the meeting and lost.

82.2

If the Company, at any meeting at which a Director retires in accordance with these Articles does not fill the office vacated by such Director, the retiring Director, if willing to act, shall be deemed to be re-appointed unless at that meeting a resolution is passed not to fill the vacancy or elect another person in his place or unless the resolution to re-appoint him is put to the meeting and lost.

83	Procedure if Insufficient Directors Appointed

83.1	If:

(a)

at the annual general meeting in any year any resolution or resolutions for the appointment or re-appointment of the persons eligible for appointment or re-appointment as Directors are put to the meeting and lost; and

(b)	at the end of that meeting the number of Directors is fewer than any minimum number of Directors required under Article 77,

all retiring Directors who stood for re-appointment at that meeting (Retiring Directors) shall be deemed to have been re-appointed as Directors and shall remain in office but the Retiring Directors may only act for the purpose of filling vacancies, convening general meetings of the Company and performing such duties as are essential to maintain the Company as a going concern, and not for any other purpose.

83.2

The Retiring Directors shall convene a general meeting as soon as reasonably practicable following the meeting referred to in Article 83.1 and they shall retire from office at that meeting. If at the end of any meeting convened under this Article the number of Directors is fewer than any minimum number of Directors required under Article 77, the provisions of this Article shall also apply to that meeting.

84	Removal of Directors

In addition to any power of removal conferred by the Companies Acts, the Company may by special resolution, or by ordinary resolution of which special notice has been given in accordance with section 312 of the Act, remove a director before the expiry of his period of office (without prejudice to a claim for damages for breach of contract or otherwise) and may (subject to these Articles) by ordinary resolution appoint another person who is willing to act to be a director in his place.

85	Vacation of Office by Director

85.1	Without prejudice to the provisions for retirement (by rotation or otherwise) contained in these Articles, the office of a Director shall be vacated if:

(a)	he resigns by notice in writing delivered to the Secretary at the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting;

(b)

he offers to resign by notice in writing delivered to the Secretary at the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting and the Board resolves to accept such offer;

(c)

he is requested to resign by all of the other Directors by notice in writing addressed to him at his address as shown in the register of Directors (without prejudice to any claim for damages which he may have for breach of any contract between him and the Company);

(d)	he ceases to be a Director by virtue of any provision of the Companies Acts, is removed from office pursuant to these Articles or the Act or becomes prohibited by law from being a Director;

(e)	he becomes bankrupt or makes an arrangement or composition with his creditors generally;

(f)

a registered medical practitioner who is treating that person gives a written opinion to the Company stating that person has become physically or mentally incapable of acting as a director and may remain so for more than three months, or he is or has been suffering from mental or physical ill health and the Board resolves that his office be vacated; or

(g)

he is absent (whether or not his alternate Director appointed by him attends), without the permission of the Board, from Board meetings for six consecutive months and a notice is served on him personally, or at his residential address provided to the Company under section 165 of the Act signed by all the other Directors stating that he shall cease to be a Director with immediate effect (and such notice may consist of several copies each signed by one or more Directors).

85.2	If the office of a Director is vacated for any reason, he shall cease to be a member of any committee or sub-committee of the Board.

86	Resolution as to Vacancy Conclusive

A resolution of the Board declaring a Director to have vacated office under the terms of Article 85 shall be conclusive as to the fact and ground of vacation stated in the resolution.

87	Appointment of Alternate Directors

87.1

Each Director may appoint any person (including another Director) to be his alternate and may at his discretion remove an alternate Director so appointed. Any appointment or removal of an alternate Director must be by written notice delivered to the Office or at an address specified by the Company for the purposes of communication by electronic means or tendered at a Board meeting or in any other manner approved by the Board. The appointment requires the approval of the Board unless it has been previously approved or the appointee is another Director.

87.2	An alternate Director must provide the particulars, and sign any form for public filing required by the Companies Acts relating to his appointment.

88	Alternate Directors’ Participation in Board Meetings

88.1

Every alternate Director is (subject to his giving to the Company an address within the United Kingdom at which notices may be served on him (and, if applicable, an address in relation to which electronic communications may be received by him)) entitled to receive notice of all meetings of the Board and all committees of the Board of which his appointor is a member and, in his appointor’s absence, to attend and vote at such meetings and to exercise all the powers, rights, duties and authorities of his appointor. Each person acting as an alternate Director shall have a separate vote at Board meetings for each Director for whom he acts as alternate Director in addition to his own vote if he is also a Director, but he shall count as only one for the purpose of determining whether a quorum is present.

88.2

Signature by an alternate Director of any resolution in writing of the Board or a committee of the Board will, unless the notice of his appointment provides otherwise, be as effective as signature by his appointor.

89	Alternate Directors Responsible for Own Acts

Each person acting as an alternate Director will be an officer of the Company, will alone be responsible to the Company for his own acts and defaults and will not be deemed to be the agent of the Director appointing him.

90	Interests of Alternate Director

An alternate Director is entitled to contract and be interested in and benefit from contracts or arrangements with the Company, to be repaid expenses and to be indemnified to the same extent as if he were a Director. However, he is not entitled to receive from the Company any fees for his services as alternate, except such part (if any) of the fee payable to his appointor as such appointor may by written notice to the Company direct.

91	Revocation of Alternate Director

An alternate Director will cease to be an alternate Director:

(a)	if his appointor revokes his appointment; or

(b)	if he resigns his office by notice in writing to the Company; or

(c)

if his appointor ceases for any reason to be a Director, provided that if any Director retires but is re-appointed or deemed to be re-appointed at the same meeting, any valid appointment of an alternate Director which was in force immediately before his retirement shall remain in force; or

(d)	if any event happens in relation to him which, if he were a Director otherwise appointed, would cause him to vacate his office.

92	Directors’ Fees

Each of the Directors may be paid a fee at such rate as may from time to time be determined by the Board. However, the aggregate of all fees payable to the Directors (other than amounts payable under any other provision of these Articles) must not exceed £250,000 a year or such higher amount as may from time to time be decided by ordinary resolution of the Company. Any fees payable under this Article shall be distinct from any salary, remuneration or other amounts payable to a Director under any other provisions of these Articles and shall accrue from day to day.

93	Expenses

Each Director may be paid his reasonable travelling, hotel and other expenses properly incurred by him in or about the performance of his duties as Director, including any expenses incurred in attending meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of shares or debentures of the Company. Subject to the Act, the Directors shall have the power to make arrangements to provide a Director with funds to meet expenditure incurred or to be incurred by him for the purposes of the Company or for the purpose of enabling him to perform his duties as an officer of the Company or to enable him to avoid incurring any such expenditure.

94	Additional Remuneration

If by arrangement with the Board any Director shall perform or render any special duties or services outside his ordinary duties as a Director and not in his capacity as a holder of employment or executive office, he may be paid such reasonable additional remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine.

95	Remuneration of Executive Directors

The salary or remuneration of any Director appointed to hold any employment or executive office in accordance with these Articles may be either a fixed sum of money, or may altogether or in part be governed by business done or profits made or otherwise determined by the Board, and may be in addition to or instead of any fee payable to him for his services as Director under these Articles.

96	Pensions and Other Benefits

96.1

The Board may exercise all the powers of the Company to provide pensions or other retirement or superannuation benefits and to provide death or disability benefits or other allowances or gratuities (whether by insurance or otherwise) for any person who is or has at any time been a Director or employee of:

(a)	the Company;

(b)	any company which is or was a holding company or a subsidiary undertaking of the Company;

(c)	any company which is or was allied to or associated with the Company or a subsidiary undertaking or holding company of the Company; or

(d)	a predecessor in business of the Company or of any holding company or subsidiary undertaking of the Company,

and, in each case, for any member of his family (including a spouse or former spouse) and any person who is or was dependent on him.

96.2

The Board may establish, maintain, subscribe and contribute to any scheme, institution, association, club, trust or fund and pay premiums and, subject to the Companies Acts, lend money or make payments to, guarantee or give an indemnity in respect of, or give any financial or other assistance in connection with any of the matters set out in Article 96.1 above. The Board may procure any of such matters to be done by the Company either alone or in conjunction with any other person. Any Director or former Director shall be entitled to receive and retain for his own benefit any pension or other benefit provided under this Article and shall not have to account for it to the Company. The receipt of any such benefit will not disqualify any person from being or becoming a Director of the Company.

97	Powers of the Board

97.1

Subject to the Companies Acts, these Articles and to any directions given by special resolution of the Company, the business of the Company will be managed by the Board, which may exercise all the powers of the Company, whether relating to the management of the business or not.

97.2

No alteration of these Articles and no such direction given by the Company shall invalidate any prior act of the Board which would have been valid if such alteration had not been made or such direction had not been given. Provisions contained elsewhere in these Articles as to any specific power of the Board shall not be deemed to limit the general powers given by this Article.

98	Powers of Directors if Less Than Minimum Number

If the number of Directors is less than the minimum prescribed in Article 77 or decided by the Company by ordinary resolution, the remaining Director or Directors may act only for the purposes of appointing an additional Director or Directors to make up that minimum or convening a general meeting of the Company for the purpose of making such appointment. If no Director or Directors is or are able or willing to act, two members may convene a general meeting for the purpose of appointing Directors. An additional Director appointed in this way holds office (subject to these Articles) only until the dissolution of the next annual general meeting after his appointment unless he is reappointed during the annual general meeting.

99	Powers of Executive Directors

The Board or any committee authorised by the Board may:

(a)

delegate or entrust to and confer on any Director holding executive office (including a chief executive or managing director, if appointed) such of its powers, authorities and discretions (with power to sub-delegate) for such time, on such terms and subject to such conditions as it thinks fit; and

(b)	revoke, withdraw, alter or vary all or any of such powers.

100	Delegation to Committees

100.1

The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) for such time on such terms and subject to such conditions as it thinks fit to any committee consisting of one or more Directors and (if thought fit) one or more other persons provided that:

(a)	a majority of the members of a committee shall be Directors; and

(b)	no resolution of a committee shall be effective unless a majority of those present when it is passed are Directors or alternate Directors.

100.2

The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary any such powers and discharge any such committee in whole or in part. Insofar as any power, authority or discretion is so delegated, any reference in these Articles to the exercise by the Board of such power, authority or discretion shall be construed as if it were a reference to the exercise of such power, authority or discretion by such committee.

101	Local Management

101.1

The Board may establish any local or divisional boards or agencies for managing any of the affairs of the Company in any specified locality, either in the United Kingdom or elsewhere, and appoint any persons to be members of such local or divisional board, or any managers or agents, and may fix their remuneration.

101.2

The Board may delegate to any local or divisional board, manager or agent so appointed any of its powers, authorities and discretions (with power to sub-delegate) and may authorise the members of any such local or divisional board, or any of them, to fill any vacancies and to act notwithstanding vacancies. Any such appointment or delegation under this Article may be made, on such terms conditions as the Board may think fit. The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary all or any of such powers.

101.3

Subject to any terms and conditions expressly imposed by the Board, the proceedings of any local or divisional board or agency with two or more members shall be governed by such of these Articles as regulate the proceedings of the Board, so far as they are capable of applying.

102	Board Meetings

102.1	The Board can decide when and where to have meetings and how they will be conducted. They may also adjourn meetings.

102.2	A Board meeting can be called by any Director. The Secretary must call a Board meeting if asked to do so by a Director.

103	Notice of Board Meetings

103.1

Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or given in writing or by electronic means to him at his last known address or any other address given by him to the Company for that purpose.

103.2

A Director may waive the requirement that notice be given to him of any Board meeting, either prospectively or retrospectively and any retrospective waiver shall not affect the validity of the meeting or of any business conducted at the meeting.

103.3

It shall not be necessary to give notice of a Board meeting to a Director who is absent from the United Kingdom unless he has asked the Board in writing that notices of Board meetings shall during his absence be given to him at any address in the United Kingdom notified to the Company for this purpose, but he shall not, in such event, be entitled to a longer period of notice than if he had been present in the United Kingdom at that address.

104	Quorum

104.1

The quorum necessary for the transaction of business may be determined by the Board (but shall be no less than two persons) and until otherwise determined shall be two persons, each being a Director or an alternate Director. A duly convened meeting of the Board at which a quorum is present shall be competent to exercise all or any of the authorities, powers, and discretions for the time being vested in or exercisable by the Board.

104.2

If a Director ceases to be a director at a Board meeting, he can continue to be present and to act as a director and be counted in the quorum until the end of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

105	Chairman

105.1

The Board may appoint one or more of its body as chairman or joint chairman and one or more of its body as deputy chairman of its meetings and may determine the period for which he is or they are to hold office and may at any time remove him or them from office.

105.2

If no such chairman or deputy chairman is elected, or if at any meeting neither a chairman nor a deputy chairman is present within ten minutes of the time appointed for holding the same, the Directors present shall choose one of their number to be chairman of such meeting. In the event two or more joint chairmen or, in the absence of a chairman, two or more deputy chairman being present, the joint chairman or deputy chairman to act as chairman of the meeting shall be decided by those Directors present.

106	Voting

Questions arising at any Board meeting shall be determined by a majority of votes. In the case of an equality of votes the chairman of that meeting shall have a second or casting vote (unless he is not entitled to vote on the resolution in question).

107	Participation by Telephone or Other Form of Communication

107.1

Any Director or his alternate may validly participate in a meeting of the Board or a committee of the Board through the medium of conference telephone or any other form of communications equipment (whether in use when these Articles are adopted or developed subsequently), provided that all persons participating in the meeting are able to hear and speak to each other throughout such meeting.

107.2

A person so participating by telephone or other communication shall be deemed to be present in person at the meeting and shall be counted in a quorum and entitled to vote. Such a meeting shall be deemed to take place where the largest group of those participating is assembled or, if there is no group which is larger than any other group, where the chairman of the meeting then is.

107.3

A resolution passed at any meeting held in the above manner, and signed by the chairman of the meeting, shall be as valid and effectual as if it had been passed at a meeting of the Board (or committee, as the case may be) duly convened and held.

108	Resolution in Writing

108.1

A resolution in writing signed or confirmed electronically by all the Directors for the time being entitled to receive notice of a Board meeting and to vote on the resolution and not being less than a quorum (or by all the members of a committee of the Board for the time being entitled to receive notice of such committee meeting and to vote on the resolution and not being less than a quorum of that committee), shall be as valid and effective for all purposes as a resolution duly passed at a meeting of the Board (or committee, as the case may be).

108.2	Such a resolution may consist of several documents or electronic communications in the same form each signed or authenticated by one or more of the Directors or members of the relevant committee.

109	Proceedings of Committees

All committees of the Board shall, in the exercise of the powers delegated to them and in the transaction of business, conform with any mode of proceedings and regulations which the Board may prescribe and subject to this shall be governed by such of these Articles as regulate the proceedings of the Board as are capable of applying.

110	Minutes of Proceedings

110.1	The Board shall keep minutes of all shareholder meetings, all Board meetings and meetings of committees of the Board. The minutes must include the names of the Directors present.

110.2

Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next meeting or the Secretary, shall be evidence of the matters stated in such minutes without any further proof.

111	Validity of Proceedings

All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director, alternate Director or member of a committee shall be valid even if it is discovered afterwards that there was some defect in the appointment of any person or persons acting, or that they or any of them were or was disqualified from holding office or not entitled to vote, or had in any way vacated their or his office.

112	Transactions or Other Arrangements With the Company

112.1

Subject to the Companies Acts and provided he has declared the nature and extent of his interest in accordance with the requirements of the Companies Acts, a Director who is in any way, whether directly or indirectly, interested in an existing or proposed transaction or arrangement with the Company may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise (directly or indirectly) interested;

(b)

act by himself or through his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director;

(c)

be or become a director or other officer of, or employed by, or a party to a transaction or arrangement with, or otherwise interested in, any body corporate in which the Company is otherwise (directly or indirectly) interested; and

(d)

hold any office or place of profit with the Company (except as auditor) in conjunction with his office of Director for such period and upon such terms, including as to remuneration as the Board may decide.

112.2

A Director shall not, save as he may otherwise agree, be accountable to the Company for any benefit which he derives from any such contract, transaction or arrangement or from any such office or employment or from any interest in any such body corporate and no such contract, transaction or arrangement shall be liable to be avoided on the grounds of any such interest or benefit nor shall the receipt of any such remuneration or other benefit constitute a breach of his duty under section 176 of the Act.

113	Authorisation of Directors’ Conflicts of Interest

113.1

The Board may, in accordance with the requirements set out in this Article, authorise any matter or situation proposed to them by any Director which would, if not authorised, involve a Director (an Interested Director) breaching his duty under the Act to avoid conflicts of interest.

113.2

A Director seeking authorisation in respect of a conflict of interest shall declare to the Board the nature and extent of his interest in a conflict of interest as soon as is reasonably practicable. The Director shall provide the Board with such details of the matter as are necessary for the Board to decide how to address the conflict of interest together with such additional information as may be requested by the Board.

113.3	Any authorisation under this Article will be effective only if:

(a)

to the extent permitted by the Act, the matter in question shall have been proposed by any Director for consideration in the same way that any other matter may be proposed to the Directors under the provisions of these Articles;

(b)	any requirement as to the quorum for consideration of the relevant matter is met without counting the Interested Director and any other interested Director; and

(c)	the matter is agreed to without the Interested Director voting or would be agreed to if the Interested Director’s and any other interested Director’s vote is not counted.

113.4

Any authorisation of a conflict of interest under this Article must be recorded in writing (but the authority shall be effective whether or not the terms are so recorded) and may (whether at the time of giving the authorisation or subsequently):

(a)	extend to any actual or potential conflict of interest which may reasonably be expected to arise out of the matter or situation so authorised;

(b)

provide that the Interested Director be excluded from the receipt of documents and information and the participation in discussions (whether at meetings of the Directors or otherwise) related to the conflict of interest;

(c)	impose upon the Interested Director such other terms for the purposes of dealing with the conflict of interest as the Directors think fit;

(d)

provide that, where the Interested Director obtains, or has obtained (through his involvement in the conflict of interest and otherwise than through his position as a Director) information that is confidential to a third party, he will not be obliged to disclose that information to the Company, or to use it in relation to the Company’s affairs where to do so would amount to a breach of that confidence; and

(e)

permit the Interested Director to absent himself from the discussion of matters relating to the conflict of interest at any meeting of the Directors and be excused from reviewing papers prepared by, or for, the Directors to the extent they relate to such matters.

113.5

Where the Directors authorise a conflict of interest, the Interested Director will be obliged to conduct himself in accordance with any terms and conditions imposed by the Directors in relation to the conflict of interest.

113.6

The Directors may revoke or vary such authorisation at any time, but this will not affect anything done by the Interested Director, prior to such revocation or variation, in accordance with the terms of such authorisation.

113.7

A Director is not required, by reason of being a Director (or because of the fiduciary relationship established by reason of being a director), to account to the Company for any remuneration, profit or other benefit which he derives from or in connection with a relationship involving a conflict of interest which has been authorised by the directors or by the Company in general meeting (subject in each case to any terms, limits or conditions attaching to that authorisation) and no contract shall be liable to be avoided on such grounds.

114	Directors’ Permitted Interests

114.1

A Director cannot vote or be counted in the quorum on any resolution relating to any transaction or arrangement with the Company in which he has an interest and which may reasonably be regarded as likely to give rise to a conflict of interest but can vote (and be counted in the quorum) on the following:

(a)

giving him any security, guarantee or indemnity for any money or any liability which he, or any other person, has lent or obligations he or any other person has undertaken at the request, or for the benefit, of the Company or any of its subsidiary undertakings;

(b)

giving any security, guarantee or indemnity to any other person for a debt or obligation which is owed by the Company or any of its subsidiary undertakings, to that other person if the Director has taken responsibility for some or all of that debt or obligation. The Director can take this responsibility by giving a guarantee, indemnity or security;

(c)

a proposal or contract relating to an offer of any shares or debentures or other securities for subscription or purchase by the Company or any of its subsidiary undertakings, if the Director takes part because he is a holder of shares, debentures or other securities, or if he takes part in the underwriting or sub-underwriting of the offer;

(d)

any arrangement for the benefit of employees of the Company or any of its subsidiary undertakings which only gives him benefits which are also generally given to employees to whom the arrangement relates;

(e)

any arrangement involving any other company if the Director (together with any person connected with the Director) has an interest of any kind in that company (including an interest by holding any position in that company or by being a shareholder of that company). This does not apply if he knows that he has a Relevant Interest;

(f)	a contract relating to insurance which the Company can buy or renew for the benefit of the Directors or a group of people which includes Directors; and

(g)

a contract relating to a pension, superannuation or similar scheme or a retirement, death, disability benefits scheme or employees’ share scheme which gives the Director benefits which are also generally given to the employees to whom the scheme relates.

114.2

A Director cannot vote or be counted in the quorum on a resolution relating to his own appointment or the settlement or variation of the terms of his appointment to an office or place of profit with the Company or any other company in which the Company has an interest.

114.3

Where the Directors are considering proposals about the appointment, or the settlement or variation of the terms or the termination of the appointment of two or more Directors to other offices or places of profit with the Company or any company in which the Company has an interest, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution unless it concerns his own appointment or the settlement or variation of the terms or the termination of his own appointment or the appointment of another director to an office or place of profit with a company in which the Company has an interest and the Director seeking to vote or be counted in the quorum has a Relevant Interest in it.

114.4

A company shall be deemed to be one in which the Director has a Relevant Interest if and so long as (but only if and so long as) he is to his knowledge (either directly or indirectly) the holder of or beneficially interested in one per cent or more of any class of the equity share capital of that company (calculated exclusive of any shares of that class in that company held as treasury shares) or of the voting rights available to members of that company. In relation to an alternate Director, an interest of his appointor shall be treated as an interest of the alternate Director without prejudice to any interest which the alternate Director has otherwise. Where a company in which a Director has Relevant Interest is interested in a contract, he also shall be deemed interested in that contract.

114.5

If a question arises at a Board meeting about whether a Director (other than the chairman of the meeting) has an interest which is likely to give rise to a conflict of interest, or whether he can vote or be counted in the quorum, and the Director does not agree to abstain from voting on the issue or not to be counted in the quorum, the question must be referred to the chairman of the meeting. The chairman’s ruling about the relevant Director is final and conclusive, unless the nature and extent of the Director’s interests have not been fairly disclosed to the Directors. If the question arises about the chairman of the meeting, the question must be directed to the Directors. The chairman cannot vote on the question but can be counted in the quorum. The Directors’ resolution about the chairman is final and conclusive, unless the nature and extent of the chairman’s interests have not been fairly disclosed to the Directors.

115	General

115.1	For the purposes of Articles 112 to 114 inclusive (which shall apply equally to alternate Directors):

(a)	An interest of a person who is connected (which word shall have the meaning given to it by section 252 of the Act) with a Director shall be treated as an interest of the Director.

(b)	A contract includes references to any proposed contract and to any transaction or arrangement or proposed transaction or arrangement whether or not consulting a contract.

(c)	A conflict of interest includes a conflict of interest and duty and a conflict of duties.

(d)

Subject to the Companies Acts, the Company may by ordinary resolution suspend or relax the provisions of Articles 112 to 114 to any extent or ratify any contract not properly authorised by reason of a contravention of any of the provisions of Articles 112 to 114.

116	Power of Attorney

The Board may, by power of attorney or otherwise, appoint any person or persons to be the agent or attorney of the Company and may delegate to any such person or persons any of its powers, authorities and discretions (with power to sub-delegate), in each case for such purposes and for such time, on such terms (including as to remuneration) and conditions as it thinks fit. The Board may confer such powers either collaterally with, or to the exclusion of and in substitution for, all or any of the powers of the Board in that respect and may revoke, withdraw, alter or vary any of such powers.

117	Exercise of Voting Power

The Board may exercise or cause to be exercised the voting power conferred by the shares in any other company held or owned by the Company, or any power of appointment to be exercised by the Company, in such manner as it thinks fit (including the exercise of the voting power or power of appointment in favour of the appointment of any Director as a director or other officer or employee of such company or in favour of the payment of remuneration to the directors, officers or employees of such company).

118	Provision for Employees on Cessation of Business

The Board may, by resolution, sanction the exercise of the power to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiary undertakings, in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary undertaking, but any such resolution shall not be sufficient for payments to or for the benefit of directors, former directors or shadow directors.

119	Overseas Registers

Subject to the Companies Acts, the Company may keep an overseas, local or other register and the Board may make and vary such regulations as it thinks fit respecting the keeping of any such register.

120	Borrowing Powers

120.1	Subject to these Articles and the Companies Acts, the Board may exercise all the powers of the Company to:

(a)	borrow money;

(b)	indemnify and guarantee;

(c)	mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company;

(d)	create and issue debentures and other securities; and

(e)	give security either outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

120.2	For the purpose of this Article, Group means the Company and its subsidiary undertakings for the time being.

120.3	Borrowings shall be deemed to include the following except in so far as otherwise taken into account:

(a)	the nominal amount of any issued and paid up share capital (other than equity share capital) of any subsidiary undertaking of the Company owned otherwise than by a member of the Group;

(b)

the nominal amount of any other issued and paid up share capital and the principal amount of any debentures or borrowed moneys which is not at the relevant time beneficially owned by a member of the Group, the redemption or repayment of which is the subject of a guarantee or indemnity by a member of the Group or which any member of the Group may be required to buy;

(c)	the principal amount of any debenture (whether secured or unsecured) of a member of the Group beneficially owned otherwise than by a member of the Group;

(d)	the outstanding amount raised by acceptances by any bank or accepting house under any acceptance credit opened by or on behalf of any member of the Group; and

(e)	the minority proportion of moneys borrowed by a member of the Group and owing to a partly-owned subsidiary undertaking.

120.4	Borrowings shall not include and shall be deemed not to include:

(a)

borrowings incurred by any member of the Group for the purpose of repaying within six months of the borrowing the whole or any part (with or without premium) of any borrowings of that or other member of the Group then outstanding, pending their application for such purpose within such period;

(b)	the minority proportion of moneys borrowed by a partly owned subsidiary undertaking and not owing to another member of the Group.

120.5

When the aggregate principal amount of borrowings required to be taken into account on any particular date is being ascertained, any particular borrowing then outstanding which is denominated or repayable in a currency other than sterling shall be notionally converted into sterling at the rate of exchange prevailing in London on the last business day before that date or, if it would result in a lower figure, at the rate of exchange prevailing in London on the last business day six months before that date. For these purposes the rate of exchange shall be taken to be the spot rate in London recommended by a London clearing bank, selected by the Board, as being the most appropriate rate for the purchase by the company of the currency in question for sterling on the day in question.

120.6

A certificate or report by the auditors of the Company as to the amount of any borrowings or to the effect that the limit imposed by this Article has not been or will not be exceeded at any particular time or times, shall be conclusive evidence of such amount or fact for the purposes of this Article. Nevertheless the Board may at any time rely on a bona fide estimate of the aggregate of the borrowings. If, in consequence, the limit on borrowings set out in this Article is inadvertently exceeded, the amount of borrowings equal to the excess may be disregarded for 90 days after the date on which by reason of a determination of the auditors of the Company or otherwise the Board becomes aware that such a situation has or may have arisen.

120.7

No person dealing with the Company or any of its subsidiary undertakings shall be concerned to see or enquire whether the said limit is observed and no debt incurred or security given in excess of such limit shall be invalid or ineffectual unless the lender or recipient of the security had, at the time the debt was incurred or security given, express notice that the said limit had been or would be exceeded.

121	Power to Authenticate Documents

121.1

Any Director, the Secretary or any person appointed by the Board for the purpose shall have power to authenticate any documents affecting the constitution of the Company and any resolution passed by the

Company or the Board or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies or extracts as true copies or extracts. Where any books, records, documents or accounts are not at the Office, the local manager or other officer of the Company who has their custody shall be deemed to be a person appointed by the Board for this purpose. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or the Board or any committee which is so certified shall be conclusive evidence in favour of all persons dealing with the Company that such resolution has been duly passed or, as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.

122	Use of Seals

122.1	The Board shall provide for the safe custody of the Seal. A Seal shall not be used without the authority of the Board or of a committee of the Board so authorised.

122.2

Subject as otherwise provided in these Articles, every document which is sealed using the Seal must be signed by at least one authorised person in the presence of a witness who attests the signature. An authorised person for this purpose is any Director, the Secretary or any other person authorised by the Directors for the purpose of signing documents to which the Seal is applied.

122.3

The Seal shall be used only for sealing securities issued by the Company and documents creating or evidencing securities so issued. Any such securities or documents sealed with the Seal shall not require to be signed unless the Board decides otherwise or the law otherwise requires.

122.4

The Board may decide who will sign an instrument to which a Seal is affixed (or in the case of a share certificate, on which the Seal may be printed) either generally or in relation to a particular instrument or type of instrument and may also determine either generally or in a particular case that a signature may be dispensed with or affixed by mechanical means.

123	Declaration of Dividends

Subject to the Act and these Articles, the Company may by ordinary resolution declare dividends to be paid to members according to their respective rights and interests in the profits of the Company. However, no dividend shall exceed the amount recommended by the Board.

124	Interim Dividends

Subject to the Act, the Board may declare and pay such interim dividends (including any dividend at a fixed rate) as appears to the Board to be justified by the profits of the Company available for distribution. If the Board acts in good faith, it shall not incur any liability to the holders of shares for any loss that they may suffer by the lawful payment of any interim dividend on any other class of shares ranking with or after those shares.

125	Calculation and Currency of Dividends

Except as provided otherwise by the rights attached to shares, all dividends:

(a)	shall be declared and paid accordingly to the amounts paid up (otherwise than in advance of calls) on the shares on which the dividend is paid;

(b)

shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid, but if any share is issued on terms that it shall rank for dividend as from a particular date, it shall rank for dividend accordingly; and

(c)	may be declared or paid in any currency. The Board may decide the rate of exchange for any currency conversions that may be required and how any costs involved are to be met.

126	Amounts Due on Shares can be Deducted from Dividends

The Board may deduct from any dividend or other money payable to any person on or in respect of a share all such sums as may be due from him to the Company on account of calls or otherwise in relation to the shares of the Company. Sums so deducted can be used to pay amounts owing to the Company in respect of the shares.

127	Dividends Not in Cash

The Board may, by ordinary resolution of the Company direct, or in the case of an interim dividend may without the authority of an ordinary resolution direct, that payment of any dividend declared may be satisfied wholly or partly by the distribution of assets, and in particular of paid up shares or debentures of any other company, or in any one or more of such ways. Where any difficulty arises regarding such distribution, the Board may settle it as it thinks fit. In particular, the Board may:

(a)	issue fractional certificates (or ignore fractions);

(b)

fix the value for distribution of such assets or any part of them and determine that cash payments may be made to any members on the footing of the values so fixed, in order to adjust the rights of members; and

(c)	vest any such assets in trustees on trust for the person entitled to the dividend.

128	No Interest on Dividends

Unless otherwise provided by the rights attached to the share, no dividend or other monies payable by the Company or in respect of a share shall bear interest as against the Company.

129	Method of Payment

129.1

The Company may pay any dividend, interest or other sum payable in respect of a share in cash or by direct debit, bank transfer, cheque, dividend warrant, or money order or by any other method, including by electronic means, as the Board may consider appropriate. For uncertificated shares, any payment may be made by means of the relevant system (subject always to the facilities and requirements of the relevant system) and such payment may be made by the Company or any person on its behalf by sending an instruction to the operator of the relevant system to credit the cash memorandum account of the holder or joint holders of such shares or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.

129.2

The Company may send such payment by post or other delivery service (or by such means offered by the Company as the member or person entitled to it may agree in writing) to the registered address of the member or person entitled to it (or, if two or more persons are holders of the share or are jointly entitled to it because of the death or bankruptcy of the member or otherwise by operation of law, to the registered address of such of those persons as is first named in the Register) or to such person and such address as such member or person may direct in writing.

129.3

Every cheque, warrant, order or other form of payment is sent at the risk of the person entitled to the money represented by it, shall be made payable to the person or persons entitled, or to such other person as the person or persons entitled may direct in writing. Payment of the cheque, warrant, order or other form of payment (including transmission of funds through a bank transfer or other funds transfer system or by such other electronic means as permitted by these Articles or in accordance with the facilities and requirements of the relevant system concerned) shall be good discharge to the Company. If any such cheque, warrant, order or other form of payment has or shall be alleged to have been lost, stolen or destroyed the Company shall not be responsible.

129.4	Any joint holder or other person jointly entitled to a share may give an effective receipt for any dividend or other monies payable in respect of such share.

129.5

The Board may, at its discretion, make provisions to enable any member as the Board shall determine to receive duly declared dividends in a currency or currencies other than sterling. For the purposes of the calculation of the amount receivable in respect of any dividend, the rate of exchange to be used to determine the foreign currency equivalent of any sum payable as a dividend shall be such rate or rates and the payment shall be on such terms and conditions as the Board may in its absolute discretion determine.

130	Uncashed Dividends

If cheques, warrants or orders for dividends or other sums payable in respect of a share sent by the Company to the person entitled to them are returned to the Company or left uncashed on two consecutive occasions or, following one occasion, reasonable enquires have failed to establish any new address to be used for the purpose, the Company does not have to send any dividends or other monies payable in respect of that share due to that person until he notifies the Company of an address to be used for the purpose.

131	Unclaimed Dividends

All dividends, interest or other sums payable and unclaimed for 12 months after having become payable may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The Company shall not be a trustee in respect of such unclaimed dividends and will not be liable to pay interest on it. All dividends that remain unclaimed for 12 years after they were first declared or became due for payment shall (if the Board so resolves) be forfeited and shall cease to remain owing by the Company.

132	Scrip Dividends

Subject to the Act, the Board may, by ordinary resolution of the Company and subject to such terms and conditions as the Board may determine, offer to any holders of ordinary shares (excluding any member holding shares as treasury shares) the right to elect to receive ordinary shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of any dividend specified by the ordinary resolution. The following provisions shall apply:

(a)

the said resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period or periods but such period may not end later than the fifth anniversary of the date of the meeting at which the ordinary resolution is passed;

(b)

the entitlement of each holder of ordinary shares to new ordinary shares shall be such that the relevant value of the entitlement shall be as nearly as possible equal to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder would have received by way of dividend. For this purpose relevant value shall be calculated by reference to the average of the middle market quotations for the ordinary shares, certificated or uncertificated depositary instruments in respect of such shares, on NASDAQ (or any other publication of a recognised investment exchange showing quotations for the Company’s ordinary shares), for the day on which the ordinary shares are first quoted “ex” the relevant dividend and the four subsequent dealing days, or in such other manner as the Board may determine on such basis as it considers to be fair and reasonable. A certificate or report by the Company’s auditors as to the amount of the relevant value in respect of any dividend shall be conclusive evidence of that amount;

(c)

no fractions of a share shall be allotted. The Board may make such provisions as it thinks fit for any fractional entitlements including provisions where, in whole or in part, the benefit accrues to the Company and/or under which fractional entitlements are accrued and/or retained and in each case accumulated on behalf of any member and such accruals or retentions are applied to the allotment by way of bonus to or cash subscription on behalf of any member of fully paid ordinary shares and/or provisions where cash payments may be made to members in respect of their fractional entitlements;

(d)

the Board shall, after determining the basis of allotment, notify the holders of ordinary shares in writing of the right of election offered to them, and specify the procedure to be followed and place at which, and the latest time by which, elections must be lodged in order to be effective. No such notice need to be given to holders of ordinary shares who have previously given election mandates in accordance with this Article and whose mandates have not been revoked. The accidental omission to give notice of any right of election to, or the non-receipt (even if the Company becomes aware of such non-receipt) of any such notice by, any holder of ordinary shares entitled to the same shall neither invalidate any offer of an election nor give rise to any claim, suit or action;

(e)

the Board shall not proceed with any election unless the company has sufficient reserves or funds that may be capitalised, and the Board has authority to allot sufficient shares, to give effect to it after the basis of the allotment is determined;

(f)

the Board may exclude from any offer or make other arrangements in relation to any holders of ordinary shares where the Board considers that the making of the offer to them or in respect of such shares would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them or in respect of such shares;

(g)

the Board may establish or vary a procedure for election mandates in respect of future rights of election and may determine that every duly effected election in respect of any ordinary shares shall be binding on every successor in title to the holder;

(h)

the dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on ordinary shares in respect of which an election has been duly made (elected ordinary shares) and instead additional ordinary shares shall be allotted to the holders of the elected ordinary shares on the basis of allotment determined as stated above. For such purpose the Board may capitalise, out of any amount for the time being standing to the credit of any reserve or fund (including any share premium account or capital redemption reserve) or of any of the profits which could otherwise have been applied in paying dividends in cash as the Board may determine, a sum equal to the aggregate nominal amount of the additional ordinary shares to be allotted on such basis and apply it in paying up in full the appropriate number of unissued ordinary shares for allotment and distribution to the holders of the elected ordinary shares on such basis. The Board may do all acts and things considered necessary or expedient to give effect to any such capitalisation;

(i)

the Board may decide how any costs relating to the new shares available in place of a cash dividend will be met, including to deduct an amount from the entitlement of a holder of ordinary shares under this Article;

(j)

the additional ordinary shares so allotted shall rank pari passu in all respects with each other and with the fully paid ordinary shares in issue on the record date for the dividend in respect of which the right of election has been offered, except that they will not rank for any dividend or other distribution or other entitlement which has been declared, paid or made by reference to such record date; and

(k)

the Board may terminate, suspend, or amend any offer of the right to elect to receive ordinary shares in lieu of any cash dividend at any time and generally may implement any scrip dividend scheme on such terms and conditions as the Board may determine and take such other action as the Board may deem necessary or desirable in respect of any such scheme.

133	Capitalisation of Reserves

133.1	The Board may, with the authority of an ordinary resolution of the Company:

(a)

subject as provided in this Article, resolve to capitalise any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or fund of the Company which is available for distribution or standing to the credit of the share premium account of capital redemption reserve or other undistributable reserve;

(b)

appropriate the sum resolved to be capitalised to the members in proportion to the nominal amounts of the shares (whether or not fully paid) held by them respectively which would entitle them to participate in a distribution of that sum if the shares were fully paid and the sum were then distributable and were distributed by way of dividend and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those members or as they may direct, in those proportions, or partly in one way and partly in the other, provided that:

(i)

the share premium account, the capital redemption reserve, any other undistributable reserve and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up in full shares to be allotted to members credited as fully paid;

(ii)

the Company will also be entitled to participate in the relevant distribution in relation to any shares of the relevant class held by it as treasury shares and the proportionate entitlement of the relevant class of members to the distribution will be calculated accordingly; and

(iii)

in a case where any sum is applied in paying amounts for the time being unpaid on any shares of the Company or in paying up in full debentures of the Company, the amount of the net assets of the Company at that time in not less than the aggregate of the called up share capital of the Company and its undistributable reserves as shown in the latest audited accounts of the Company or such other accounts as may be relevant and would not be reduced below that aggregate by the payment of it;

(c)

resolve that any shares so allotted to any member in respect of a holding by him of any partly paid shares shall, so long as such shares remain partly paid, rank for dividends only to the extent that such partly paid shares rank for dividends;

(d)

make such provision by the issue of fractional certificates (or by ignoring fractions or by accruing the benefit of it to the Company rather than to the members concerned) or by payment in cash or otherwise as it thinks fit in the case of shares or debentures becoming distributable in fractions;

(e)	authorise any person to enter on behalf of such members concerned into an agreement with the Company providing for either:

(i)	the allotment to them respectively, credited as fully paid up, of any shares or debentures to which they may be entitled on such capitalisation; or

(ii)

the payment up by the Company on behalf of such members by the application of their respective proportions of the reserves or profits resolved to be capitalised, of the amounts or any part of the amounts remaining unpaid on their existing shares,

(any agreement made under such authority being effective and binding on all such members); and

(f)	generally do all acts and things required to give effect to such resolution.

134	Record Dates

134.1

Notwithstanding any other provision of these Articles but without prejudice to the rights attached to any shares and subject always to the Act, the Company or the Board may by resolution specify any date (record date) as the date at the close of business (or such other time as the Board may determine) on which persons registered as the holders of shares or other securities shall be entitled to receipt of any dividend, distribution, interest, allotment, issue, notice, information, document or circular. Such record date may be before, on or after the date on which the dividend, distribution, interest, allotment, issue, notice, information, document or circular is declared, made, paid, given, or served.

134.2

In the absence of a record date being fixed, entitlement to any dividend, distribution, interest, allotment, issue, notice, information, document or circular shall be determined by reference to the date on which the dividend is declared, the distribution allotment or issue is made or the notice, information, document or circular made, given or served.

135	Inspection of Records

No member (other than a Director) shall have any right to inspect any accounting record or other document of the Company unless he is authorised to do so by law, by order of a court of competent jurisdiction, by the Board or by ordinary resolution of the Company.

136	Accounts to be Sent to Members

136.1

In respect of each financial year, a copy of the Company’s annual accounts, the strategic report, the Directors’ report, the Directors’ remuneration report, the auditor’s report on those accounts and on the auditable part of the Directors’ remuneration report shall be sent or supplied to:

(a)	every member (whether or not entitled to receive notices of general meetings);

(b)	every holder of debentures (whether or not entitled to receive notice of general meetings); and

(c)	every other person who is entitled to receive notice of general meetings;

not less than 21 clear days before the date of the meeting at which copies of those documents are to be laid in accordance with the Act.

136.2	This Article does not require copies of the documents to which it applies to be sent or supplied to:

(a)	a member or holder of debentures of whose address the Company is unaware; or

(b)	more than one of the joint holders of shares or debentures.

136.3

The Board may determine that persons entitled to receive a copy of the Company’s annual accounts, the strategic report, the Directors’ report, the Directors’ remuneration report, the auditor’s report on those accounts and on the auditable part of the Directors’ remuneration report are those persons entered on the Register at the close of business on a day determined by the Board, provided that the day determined by the Board may not be more than 21 days before the day that the relevant copies are being sent.

136.4

Where permitted by the Act, a strategic report with supplementary material in the form and containing the information prescribed by the Act may be sent or supplied to a person so electing in place of the documents required to be sent or supplied by Article 136.1.

137	Service of Notices

137.1	The Company can send, deliver or serve any notice or other document, including a share certificate, to or on a member:

(a)	personally;

(b)	by sending it through the postal system addressed to the member at his registered address or by leaving it at that address addressed to the member;

(c)	through a relevant system, where the notice or document relates to uncertificated shares;

(d)	where appropriate, by sending or supplying it in electronic form to an address notified by the member to the Company for that purpose;

(e)	where appropriate, by making it available on a website and notifying the member of its availability in accordance with this Article; or

(f)	by any other means authorised in writing by the member.

137.2	In the case of joint holders of a share:

(a)

service, sending or supply of any notice, document or other information on or to one of the joint holders shall for all purposes be deemed a sufficient service on, sending or supplying to all the joint holders; and

(b)

anything to be agreed or specified in relation to any notice, document or other information to be served on, sent or supplied to them may be agreed or specified by any one of the joint holders and the agreement or specification of the first named in the Register shall be accepted to the exclusion of that of the other joint holders.

137.3

Where a member (or, in the case of a joint holders, the person first named in the Register) has a registered address outside the United Kingdom but has notified the Company of an address within the United Kingdom at which notices, documents or other information may be given to him or has given to the Company an address for the purposes of communications by electronic means at which notices, documents or other information may be served, sent or supplied to him, he shall be entitled to have notices served, sent or supplied to him at such address or, where applicable, the Company may make them available on a website and notify the holder of that address. Otherwise no such member shall be entitled to receive any notice, document or other information from the Company.

137.4	If on three consecutive occasions any notice, document or other information has been sent to any member at his registered address or his address for the service of notices (by electronic means or otherwise) but has been returned undelivered, such member shall not be entitled to receive notices,

documents or other information from the Company until he shall have communicated with the Company and supplied in writing a new registered address or address within the United Kingdom for the service of notices or has informed the Company of an address for the service of notices and the sending or supply of documents and other information in electronic form. For these purposes, any notice, document or other information served, sent or supplied by post shall be treated as returned undelivered if the notice, document or other information is served, sent or supplied back to the Company (or its agents) and a notice, document or other information served, sent or supplied in electronic form shall be treated as returned undelivered if the Company (or its agents) receives notification that the notice, document or other information was not delivered to the address to which it was served, sent or supplied.

137.5	The Company may at any time and in its sole discretion choose to serve, send or supply notices, documents or other information in hard copy form alone to some or all of the members.

138	Notice on Person Entitled By Transmission

The Company may give notice to the person entitled to a share because of the death or bankruptcy of a member or otherwise by operation of law, by sending or delivering it in any manner authorised by these Articles for the giving of notice to a member, addressed to that person by name, or by the title of representative of the deceased or trustee of the bankrupt or representative by operation of law or by any like description, at the address (if any) within the United Kingdom supplied for the purpose by the person claimed to be so entitled or to which notices may be sent in electronic form. Until such an address has been so supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy or operation of law had not occurred.

139	Record Date for Service

Any notice, document or other information may be served, sent or supplied by the Company by reference to the register as it stands at any time not more than 15 days before the date of service, sending or supplying. No change in the register after that time shall invalidate that service, sending or supply. Where any notice, document or other information is served on, sent or supplied to any person in respect of a share in accordance with these Articles, no person deriving any title or interest in that share shall be entitled to any further service, sending or supplying of that notice, document or other information.

140	Evidence of Service

140.1

Any notice, document or other information, addressed to a member at his registered address or address for service in the United Kingdom shall, if served, sent or supplied by first class post, be deemed to have been served or delivered on the day after the day when it was put in the post (or, where second class post is employed, on the second day after the day when it was put in the post). Proof that an envelope containing the notice, document or other information was properly addressed and put into the post as a prepaid letter shall be conclusive evidence that the notice was given.

140.2

Any notice, document or other information not served, sent or supplied by post but delivered or left at a registered address or address for service in the United Kingdom (other than an address for the purposes of communications by electronic means) shall be deemed to have been served or delivered on the day on which it was so delivered or left.

140.3

Any notice, document or other information, if served, sent or supplied by electronic means shall be deemed to have been received on the day on which the electronic communication was sent by or on behalf of the Company notwithstanding that the Company subsequently sends a hard copy of such notice, document or other information by post. Any notice, document or other information made available on a website shall be deemed to have been received on the day on which the notice, document or other information was first made available on the website or, if later, when a notice of availability is received or deemed to have been received pursuant to this Article. Proof that the notice, document or other information was properly addressed shall be conclusive evidence that the notice by electronic means was given.

140.4

Any notice, document or other information served, sent or supplied by the Company by means of a relevant system shall be deemed to have been received when the Company or any sponsoring system-participant acting on its behalf sends the issuer-instruction relating to the notice, document or other information.

140.5

Any notice, document or other information served, sent or supplied by the Company by any other means authorised in writing by the member concerned shall be deemed to have been received when the Company has carried out the action it has been authorised to take for that purpose.

141	Notice When Post not Available

If at any time by reason of the suspension, interruption or curtailment of postal services within the United Kingdom the Company is unable effectively to convene a general meeting by notices sent through the post, the Company need only give notice of a general meeting to those members with whom the Company can communicate by electronic means and who have provided the Company with an address for this purpose. The Company shall also advertise the notice in at least one national newspaper published in the United Kingdom and make it available on its website from the date of such advertisement until the conclusion of the meeting or any adjournment of it. In any such case the Company shall send confirmatory copies of the notice by post to those members to whom notice cannot be given by electronic means if, at least seven days prior to the meeting, the posting of notices to addresses throughout the United Kingdom again becomes practicable.

142	Indemnity and Insurance

142.1	In this Article:

(a)	companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate;

(b)

a relevant officer means any Director or other officer or former director or other officer of the Company or an associated company (including any company which is a trustee of an occupational pension scheme (as defined by section 235(6) of the Act), but excluding in each case any person engaged by the Company (or associated company) as auditor (whether or not he is also a director or other officer), to the extent he acts in his capacity as auditor); and

(c)

relevant loss means any loss or liability which has been or may be incurred by a relevant officer in connection with that relevant officer’s duties or powers in relation to the company, any associated company or any pension fund or employees’ share scheme of the company or associated company.

142.2	Subject to Article 142.4, but without prejudice to any indemnity to which a relevant officer is otherwise entitled:

(a)

each relevant officer shall be indemnified out of the Company’s assets against all relevant loss and in relation to the Company’s (or any associated company’s) activities as trustee of an occupational pension scheme (as defined in section 235(6) of the Act), including any liability incurred by him in defending any civil or criminal proceedings, in which judgment is given in his favour or in which he is acquitted or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part or in connection with any application in which the court grants him, in his capacity as a relevant officer, relief from liability for negligence, default, breach of duty or breach of trust in relation to the Company’s (or any associated company’s) affairs; and

(b)

the Company may provide any relevant officer with funds to meet expenditure incurred or to be incurred by him in connection with any proceedings or application referred to in Article 142.2(a) and otherwise may take any action to enable any such relevant officer to avoid incurring such expenditure.

142.3	This Article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts or by any other provision of law.

142.4	The Directors may decide to purchase and maintain insurance, at the expense of the Company, for the benefit of any relevant officer in respect of any relevant loss.

ORCHARD THERAPEUTICS PLC

Form of Proxy for the 2020 Annual General Meeting

This proxy is solicited by the Board of Directors

I/We

(name in full in block capitals)

of

being a member/members of Orchard Therapeutics plc (the “Company”) hereby appoint the Chairman of the meeting (see note 1 below)

as my/our proxy to attend, speak and vote for me/us and on my/our behalf in relation to all ordinary shares of the Company that I/we am/are entitled to vote (unless otherwise specified in accordance with note 6 below) at the Annual General Meeting of the Company to be held at Goodwin Procter (UK) LLP, 100 Cheapside, London EC2V 6DY on Wednesday 17 June 2020 at 1:30 p.m, (London time) and at any adjournment thereof, on the following resolutions as indicated by an ‘X’ in the appropriate box:

Ordinary Resolutions	For	Against	Withheld (See note 9)	Discretion (See note 9)
1. To re-elect as a director, Steven Altschuler, who retires by rotation in accordance with the Company’s Articles of Association	☐	☐	☐	☐

2. To re-elect as a director, Marc Dunoyer, who retires by rotation in accordance with the Company’s Articles of Association	☐	☐	☐	☐

3. To re-elect as a director, James Geraghty, who retires by rotation in accordance with the Company’s Articles of Association	☐	☐	☐	☐

4. To re-appoint PricewaterhouseCoopers LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders	☐	☐	☐	☐

5.  To ratify the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2020

	☐	☐	☐	☐

6. To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2020	☐	☐	☐	☐

7.  To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2019 and to note that the Company’s directors do not recommend the payment of any dividend for the year ended December 31, 2019

	☐	☐	☐	☐

8. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2019	☐	☐	☐	☐

Ordinary Resolution	One Year	Two Years	Three Years	Withheld (See note 9)	Discretion (See note 9)
9. To indicate, on a non-binding, advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers	☐	☐	☐	☐	☐

Ordinary Resolutions	For	Against	Withheld (See note 9)	Discretion (See note 9)
10. To receive and approve the Company’s U.K. statutory directors’ remuneration report for the year ended December 31, 2019	☐	☐	☐	☐

11.  To authorize the Board of Directors generally and unconditionally to allot shares pursuant to Section 551 of the Companies Act 2006 (the “Act”) or to grant rights to subscribe for or to convert any security into shares of the Company up to a maximum aggregate nominal amount of £13,023,851.50

	☐	☐	☐	☐

Special Resolutions	For	Against	Withheld (See note 9)	Discretion (See note 9)

12.  Subject to the passing of Resolution 11, to empower the Board of Directors to allot equity securities, under Section 570 of the Act as if Section 561(1) of the Act did not apply to such allotment up to a maximum aggregate nominal amount of £13,023,851.50

	☐	☐	☐	☐

13.  To adopt new articles of association in substitution for and to the exclusion of the Company’s current Articles of Association in order to amend articles 12.3, 51 and 52 of the current Articles of Association relating to quorum requirements for meetings of the Company’s shareholders

	☐	☐	☐	☐

14.  To adopt new articles of association in substitution for and to the exclusion of the Company’s current Articles of Association in order to amend provisions of the current Articles of Association to permit meetings of the Company’s shareholders to be hosted on an electronic platform

	☐	☐	☐	☐

Signature _______________________________________________________ Dated __________________________________ 2020

Notes:

1.

You may if you wish strike out the words “Chairman of the meeting” and insert the name of some other person to act as your proxy in the space provided. All amendments to this form must be initialed. If you sign and return this form with no name inserted in the space the Chairman of the meeting will be deemed to be your proxy. A proxy need not be a member of the Company but must attend the Meeting. Where someone other than the Chairman is appointed as a proxy the member appointing him/her is responsible for ensuring that they attend the Meeting and are aware of his/her voting intentions. If a member wishes his/her proxy to speak on his/her behalf at the Meeting, he/she will need to appoint someone other than the Chairman and give his/her instructions directly to them. As a result of restrictions under the Health Protection (Coronavirus, Restrictions) (England) Regulations 2020, you are encouraged to appoint the Chairman of the Meeting as your proxy. A person other than the Chairman may not be allowed to attend the Meeting.

2.

A member entitled to attend, speak and vote at the Meeting is entitled to appoint a proxy or proxies to exercise all or any of his/her rights to attend, speak and to vote at the Meeting instead of him/her. A proxy can only be appointed by following the procedure set out in these notes and the notes to the Notice of Annual General Meeting.

3.

Completion and return of a form of proxy will not preclude a member from attending, speaking and voting at the Meeting or any adjournment thereof in person. If a proxy is appointed and the member attends the Meeting in person the proxy appointment will automatically be terminated. However, as a result of restrictions on movement and gatherings introduced by the Health Protection (Coronavirus, Restrictions) (England) Regulations 2020, ordinary shareholders may not be allowed to attend the Meeting in person.

4.

To be valid this form of proxy must be completed and lodged with the Registrars of the Company, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA not less than 48 hours (excluding non-business days) before the time fixed for the Meeting and in the event of adjournment not less than 48 hours (excluding non-working days) before the time fixed for the Meeting together with, if appropriate, the power of attorney or other authority (if any) under which it is signed or a notarially certified or office copy of such power or authority. In the case of a member which is a company, the proxy form must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company.

5.

In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder who tenders the vote whether in person or by proxy will be accepted to the exclusion of the votes of any other joint holders. For these purposes, seniority shall be determined by the order in which the names stand in the Company’s relevant register or members for the certificated or uncertificated shares of the Company (as the case may be) in respect of the joint holding.

6.

A member may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares. A member may not appoint more than one proxy to exercise rights attached to any one share. To appoint more than one proxy, please sign and date the form of proxy and attach a schedule listing the names and addresses (in block letters) of all of your proxies, the number of shares in respect of which each proxy is appointed (which, in aggregate, should not exceed the number of shares held by you) and indicating how you wish each proxy to vote or abstain from voting. If you wish to appoint the Chairman as one of your multiple proxies, simply write “the Chairman of the Meeting”.

7.	If a member submits more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence.

8.

The appointment under this form of proxy may be terminated by the member prior to the commencement of the meeting (or any adjournment of the meeting). To be valid, the notice of termination of the authority of the person appointed to act as proxy must be deposited at the offices of the Company’s registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA not less than 48 hours (not including non-business days) before the time fixed for the holding of the Annual General Meeting or any adjournment thereof (as the case may be).

9.

Please indicate with an “X” in the appropriate boxes how you wish your votes on the resolutions to be cast. Unless otherwise instructed, your proxy may vote or abstain from voting as he/she thinks fit. If you select “Discretion” or fail to select any of the given options your proxy can vote as he/she chooses or can decide not to vote at all. The proxy can also do this on any other resolution that is put to the meeting. The vote “Withheld” option is to enable you to abstain on any particular resolution. A vote withheld is not a vote in law, which means that the vote will not be counted in the calculation of votes for or against the resolution. If no voting indication is given, your proxy will vote or abstain from voting at his/her discretion.

10.

CREST members should use the CREST electronic proxy appointment service in accordance with the procedures set out in the CREST manual (ID:RA19) and refer to the notes of the Notice of Annual General Meeting in relation to the submission of a proxy via CREST.

11.	You may not use any electronic address provided in this proxy form to communicate with the Company for any purposes other than those expressly stated.

12.

Only those members registered in the register of members of the Company at 6:30 p.m. London time (1:30 p.m. Eastern Time) on June 15, 2020 or, in the event that the meeting is adjourned, in such register not later than 48 hours before the time of the adjourned meeting, will be entitled to attend and vote (whether in person or by proxy) at the Annual General Meeting in respect of the number of ordinary shares registered in their name at the time.

The shares represented by this proxy, when properly executed, will be voted in accordance with the specifications indicated herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.